UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number   811-21774
                                                      -----------

                        First Trust Exchange-Traded Fund
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532
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               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532
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                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-241-4141
                                                           --------------

                      Date of fiscal year end:  December 31
                                               --------------

                   Date of reporting period:  December 31, 2007
                                             ---------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Report to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


[LOGO OMITTED]  FIRST TRUST
                ADVISORS L.P.

FIRST TRUST EXCHANGE-TRADED FUND
-----------------------------------------------------------

     First Trust Dow Jones Select MicroCap Index(SM) Fund
     First Trust Morningstar(R) Dividend Leaders(SM) Index Fund
     First Trust IPOX-100 Index Fund
     First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
     First Trust NASDAQ-100-Technology Sector Index(SM) Fund
     First Trust Amex(R) Biotechnology Index Fund
     First Trust Dow Jones Internet Index(SM) Fund
     First Trust DB Strategic Value Index Fund
     First Trust Value Line(R) Equity Allocation Index Fund
     First Trust Value Line(R) Dividend Index Fund
     First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund
     First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund First Trust S&P REIT Index Fund
     First Trust ISE Water Index Fund
     First Trust ISE-Revere Natural Gas Index Fund
     First Trust ISE Chindia Index Fund
     First Trust Value Line(R) 100 Exchange-Traded Fund



Annual Report
December 31, 2007

Front Cover

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TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2007

Shareholder Letter                                                            2
Market Overview                                                               3
Fund Performance Overview
     First Trust Dow Jones Select MicroCap Index(SM) Fund                     4
     First Trust Morningstar(R) Dividend Leaders(SM) Index Fund               6
     First Trust IPOX-100 Index Fund                                          8
     First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                    10
     First Trust NASDAQ-100-Technology Sector Index(SM) Fund                 12
     First Trust Amex(R) Biotechnology Index Fund                            14
     First Trust Dow Jones Internet Index(SM) Fund                           16
     First Trust DB Strategic Value Index Fund                               18
     First Trust Value Line(R) Equity Allocation Index Fund                  20
     First Trust Value Line(R) Dividend Index Fund                           22
     First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund              24
     First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund       26
     First Trust S&P REIT Index Fund                                         28
     First Trust ISE Water Index Fund                                        30
     First Trust ISE-Revere Natural Gas Index Fund                           32
     First Trust ISE Chindia Index Fund                                      34
     First Trust Value Line(R) 100 Exchange-Traded Fund                      36
Notes to Fund Performance Overview                                           38
Understanding Your Fund Expenses                                             39
Portfolio of Investments
     First Trust Dow Jones Select MicroCap Index(SM) Fund                    41
     First Trust Morningstar(R) Dividend Leaders(SM) Index Fund              45
     First Trust IPOX-100 Index Fund                                         47
     First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                    49
     First Trust NASDAQ-100-Technology Sector Index(SM) Fund                 51
     First Trust Amex(R) Biotechnology Index Fund                            52
     First Trust Dow Jones Internet Index(SM) Fund                           53
     First Trust DB Strategic Value Index Fund                               54
     First Trust Value Line(R) Equity Allocation Index Fund                  55
     First Trust Value Line(R) Dividend Index Fund                           58
     First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund              61
     First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund       63
     First Trust S&P REIT Index Fund                                         64
     First Trust ISE Water Index Fund                                        66
     First Trust ISE-Revere Natural Gas Index Fund                           67
     First Trust ISE Chindia Index Fund                                      68
     First Trust Value Line(R) 100 Exchange-Traded Fund                      70
Statements of Assets and Liabilities                                         72
Statements of Operations                                                     76
Statements of Changes in Net Assets                                          80
Financial Highlights                                                         86
Notes to Financial Statements                                                96
Report of Independent Registered Public Accounting Firm                     106
Additional Information                                                      107
Board of Trustees and Officers                                              110
Risk Considerations                                                         112

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its respective representatives, taking into account the information currently available to them. Forwardlooking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Exchange-Traded Fund (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund (each, individually a "Fund" and collectively, the "Funds") of the Trust will achieve its investment objective. Each Fund of the Trust is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the portfolios and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Investment Officer of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by Mr. Carey are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus.

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SHAREHOLDER LETTER
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                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2007

Dear Shareholders:

We believe investment opportunities abound, both here and abroad, affording the potential for exceptional returns for investors. At First Trust Advisors L.P. ("First Trust"), we realize that we must be mindful of the complexities of the global economy and at the same time address the needs of our customers through the types of investments we bring to market. We are single-minded about providing a range of investment products, including our family of exchange-traded funds ("ETFs"), to help First Trust meet the challenge of maximizing our customers' financial opportunities. Translating investment ideas into products which can deliver performance over the long term while continuing to support our current product line remains a focus for First Trust as we head into the future.

Over the past 12 months, we have added 7 ETFs to our First Trust Exchange-Traded Fund, one or more of which you may have purchased: First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund ("QQXT"), First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund ("QCLN"), First Trust S&P REIT Index Fund ("FRI"), First Trust ISE Chindia Index Fund ("FNI"), First Trust ISE-Revere Natural Gas Index Fund ("FCG"), First Trust ISE Water Index Fund ("FIW") and First Trust Value Line(R) 100 Exchange-Traded Fund ("FVL"), which converted from a closed-end fund in June 2007. We are proud to bring these unique investments to our customers, and are pleased you have chosen one or more of our ETFs for a portion of your investment portfolio. The report you hold will give you detailed information about your investment in the First Trust Exchange-Traded Fund for the 12-month period ended December 31, 2007. I encourage you to read this report and discuss it with your financial advisor. First Trust is pleased that our ETFs are a part of your financial portfolio and we will continue to offer you current information about your investment, as well as new opportunities to the financial marketplace, through your financial advisor. We value our relationship with you and appreciate the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of First Trust Exchange-Traded Fund

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MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2007

[PHOTO OMITTED]      ROBERT F. CAREY, CFA
                     SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
                     FIRST TRUST ADVISORS L.P.

                     Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 21 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

U.S. STOCKS AND BONDS

U.S. stocks posted positive returns for the 12-month period ended December 31, 2007 as most major large-cap indices delivered gains in the 5.0% to 11.0% range. Mid-cap stocks outpaced both large- and small-caps, though large-caps did manage to eclipse small-caps, something they have generally struggled to do over the past eight years. Companies continued to deliver better than expected earnings. Sixty-five percent of companies exceeded their earnings estimates over the three quarters through and including the third quarter of 2007, according to SeekingAlpha.com. The percentage of firms topping their estimates since the end of 2001 fluctuated between 59% (third quarter of 2002) and 73% (third quarter of 2006). In addition, with respect to cash holdings, the nonfinancial companies alone in the S&P 500 Index held $609.7 billion in cash and equivalents at the end of December 2007, which is in the vicinity of the all-time high of $640.1 billion, according to Standard & Poor's ("S&P"). This is encouraging news considering that over the past eleven quarters through the third quarter of 2007, the S&P 500 Index companies combined spent $1.12 trillion on stock buybacks; $1.24 trillion on capital expenditures; and $594 billion on stock dividends, according to S&P.

U.S. debt securities, with the exception of municipal bonds, generally also delivered solid returns in 2007. Most of the major taxable investment-grade debt groups returned between 5.0% and 9.0%, according to data from Lehman Brothers. The top-performing group was Treasuries, due in large part, we believe, to the aggressive rate cuts initiated by the Federal Reserve in September and October, 2007. It lowered the Federal funds rate by a combined 75 basis points in these two months. Treasury Bonds, as well as other highquality debt groups, also potentially benefited from a "flight to quality" situation beginning in late July in response to the start of the subprime mortgage meltdown.

FOREIGN STOCKS AND BONDS

The global growth story is not only driving foreign stock and bond valuations higher but commodities as well. Some emerging markets, such as India and China, are growing their economies at three to four times the pace of U.S. growth. Foreign stocks and bonds of developed countries and emerging market equities outperformed U.S. stock and bond averages for the 12-month period ended December 2007. U.S. investors who owned foreign securities over that one-year period saw their total returns enhanced by the 10% decline in the U.S. dollar against a basket of major currencies created by the Federal Reserve. The drop in the dollar accelerated in September-October of 2007 due to the reduction in the Federal funds rate from 5.25% to 4.50%. The rate cuts were viewed by foreign investors as potentially inflationary moving forward. In our opinion, the spike in the price of gold bullion in September-October, a hard asset characterized as an inflation-hedge, supports that claim.

STATE OF THE ECONOMY

Despite many challenges, the U.S. economy has generally remained resilient during this 12-month period, in our opinion. The economy has been bolstered by strength in the following areas: job creation, personal income levels growing at roughly twice the rate of inflation, high productivity and a strong manufacturing sector. Some of the areas of the U.S. economy that have been a drag on growth are as follows: high price of oil, housing slump, subprime mortgage foreclosures and tighter lending standards. In an effort to mitigate these concerns, the Federal Reserve has cut short-term rates to help make capital more readily available. While lower rates will not necessarily help the majority of homeowners with adjustable-rate mortgages resetting in 2008, we believe that lower rates could act as a positive catalyst for the stock market. We believe this is potentially good for the economy since rising stock prices could help offset some of the decline in real estate values for homeowners. The consensus forecast from the Blue Chip Economic Indicators newsletter released in December 2007 calls for 2.1% real Gross Domestic Product growth for the U.S. in the year 2008. The current expansion entered its seventh year in December 2007. The last two expansions lasted 7.7 and 10 years, respectively.

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FUND PERFORMANCE OVERVIEW
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FDM - FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

The First Trust Dow Jones Select MicroCap Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Select MicroCap Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index measures the performance of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange ("NYSE(R)"), the American Stock Exchange, Inc. ("AMEX") and The NASDAQ Stock Market, Inc. ("NASDAQ(R)") that are comparatively liquid and have strong fundamentals relative to the micro-capitalization segment as a whole. The Fund's shares are listed for trading on the AMEX. The first day of secondary market trading in shares of the Fund was 09/30/05.

PERFORMANCE AS OF DECEMBER 31, 2007
                                                    AVERAGE ANNUAL                       CUMULATIVE
                                                    TOTAL RETURNS                       TOTAL RETURNS
                                       12 Months Ended      Inception (09/27/05)    Inception (09/27/05)
                                          12/31/07               to 12/31/07             to 12/31/07
FUND PERFORMANCE
NAV                                        -6.02%                   5.47%                  12.78%
Market Price                               -5.97%                   5.55%                  12.98%

INDEX PERFORMANCE
Dow Jones Select MicroCap Index(SM)        -5.29%                   6.27%                  14.74%
Russell 2000 Index                         -1.56%                   8.23%                  19.57%

(See Notes to Fund Performance Overview on page 38.)

FUND RECAP. The industrials sector was the biggest contributor to portfolio performance over the period covered by this report, led by Lindsay Corp. Materials stocks turned in the best performance in the portfolio, adding to portfolio returns. The consumer discretionary and financials sectors (with a combined weight of over 30% in the portfolio over the period) hurt performance as they were the two worst-performing sectors over the period.

The top five performing stocks in the Fund over the twelve months ended December 31, 2007, by percentage gain, were Blue Nile, Inc., Lindsay Corp., Genco Shipping & Trading Ltd., Geo Group, Inc. and Perini Corp. The worst-performing stocks, by percentage loss, were Alliance One International, Inc., Skechers USA, Inc., First Cash Financial Services, Inc., Casual Male Retail Group, Inc. and Strum Ruger & Co.

PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2007

SECTOR                                      % OF NET ASSETS

Industrials                                       21.74%
Consumer Discretionary                            16.48
Health Care                                       13.43
Information Technology                            12.98
Financials                                        12.97
Energy                                             6.57
Materials                                          6.30
Consumer Staples                                   4.99
Telecommunication Services                         2.68
Utilities                                          2.13
Net Other Assets and Liabilities                  (0.27)
                                                ---------
   Total                                         100.00%
                                                =========

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007

SECURITY                                    % OF NET ASSETS

Darling International, Inc.                        0.95%
ManTech International Corp., Class A               0.89
Chart Industries, Inc.                             0.87
DCP Midstream Partners LP                          0.79
CIRCOR International, Inc.                         0.79
Lindsay Corp.                                      0.78
NBT Bancorp, Inc.                                  0.78
PrivateBancorp, Inc.                               0.73
Dynamic Materials Corp.                            0.71
Raven Industries, Inc.                             0.71
                                                ---------
   Total                                           8.00%
                                                =========


_________________________
Dow Jones and Dow Jones Select MicroCap Index(SM) are trademarks of Dow Jones & Company, Inc. and have been licensed for use. The Fund, based on the Dow Jones Select MicroCap Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in the Fund.

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FUND PERFORMANCE OVERVIEW (CONTINUED)
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FDM - FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                     September 27, 2005 - December 31, 2007

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

                     First Trust          The Dow Jones
                  Dow Jones Select       Select MicroCap
              MicroCap Index(SM) Fund       Index(SM)         Russell 2000 Index
              -----------------------    ---------------      ------------------
 9/27/2005            $10,000               $10,000                 $10,000
12/31/2005             10,374                10,397                  10,254
12/31/2006             12,002                12,115                  12,146
12/31/2007             11,279                11,474                  11,956

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2007

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007                28                    3                           4                         0
9/30/2007                 25                    7                           1                         0
6/30/2007                 32                    1                           0                         0
3/31/2007                 40                    1                           0                         0
12/31/2006                45                    0                           0                         0
9/30/2006                 38                    6                           2                         0
6/30/2006                 17                    1                           0                         0
3/31/2006                 25                    1                           0                         0
12/31/2005*               31                    1                           3                         0

                     Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007                22                    2                           5                         0
9/30/2007                 29                    1                           0                         0
6/30/2007                 30                    0                           0                         0
3/31/2007                 19                    1                           0                         0
12/31/2006                18                    0                           0                         0
9/30/2006                 17                    0                           0                         0
6/30/2006                 45                    0                           0                         0
3/31/2006                 36                    0                           0                         0
12/31/2005*               29                    0                           0                         0

* Trading commenced on September 30, 2005.

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FUND PERFORMANCE OVERVIEW (CONTINUED)
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FDL - FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND

The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders(SM) Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The objective of the Index is to offer investors a benchmark for dividend portfolios as well as a means to invest in a portfolio of stocks that have a consistent record of growing dividends as well as the ability to sustain them. The Index consists of the top 100 stocks, based on dividend yield, of the securities listed on one of the three major exchanges (the New York Stock Exchange ("NYSE(R)"), the American Stock Exchange, Inc. ("AMEX") or The NASDAQ Stock Market, Inc. ("NASDAQ(R)")) that have been selected through the application of Morningstar, Inc.'s proprietary multi-step screening process. The Index is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the AMEX. The first day of secondary market trading in shares of the Fund was 03/15/06.

PERFORMANCE AS OF DECEMBER 31, 2007
                                                    AVERAGE ANNUAL                       CUMULATIVE
                                                    TOTAL RETURNS                       TOTAL RETURNS
                                       12 Months Ended      Inception (03/09/06)    Inception (03/09/06)
                                          12/31/07               to 12/31/07             to 12/31/07
FUND PERFORMANCE
NAV                                        -10.64%                  4.30%                   7.93%
Market Price                               -10.03%                  4.66%                   8.61%

INDEX PERFORMANCE
Morningstar(R) Dividend Leaders(SM) Index  -10.24%                  4.71%                   8.70%
S&P 500 Index                                5.49%                 10.26%                  19.39%

(See Notes to Fund Performance Overview on page 38.)

FUND RECAP. Telecommunication services and utilities were the biggest contributors to performance on an absolute basis. AT&T and Verizon Communications produced solid returns in the telecommunications sector, while Dominion Resources was the biggest contributor to portfolio returns in the utilities sector. Financials, the largest sector weighting at a 44.8% average weight over the period, was the worst-performing sector as deteriorating credit market conditions dragged down shares.

The top five performing stocks in the Fund over the twelve months ended December 31, 2007, by percentage gain, were AT&T Inc., Altria Group, Inc., Verizon Communications, Inc., Merck & Co., Inc. and Dominion Resources, Inc. The worst-performing stocks, by percentage loss, were Citigroup, Inc., Washington Mutual, Inc., Bank of America Inc., Wachovia Corp. and National City Corp.


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2007

SECTOR                                      % OF NET ASSETS

Financials                                        53.31%
Telecommunication Services                        13.21
Utilities                                         12.54
Health Care                                       10.11
Consumer Staples                                   6.78
Materials                                          2.91
Industrials                                        0.80
Consumer Discretionary                             0.12
Net Other Assets and Liabilities                   0.22
                                                ---------
   Total                                         100.00%
                                                =========

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007

SECURITY                                    % OF NET ASSETS

Bank of America Corp.                              9.98%
Citigroup, Inc.                                    9.22
AT&T, Inc.                                         8.18
Pfizer, Inc.                                       7.20
Altria Group, Inc.                                 5.95
Verizon Communications, Inc.                       5.03
Wachovia Corp.                                     4.84
Wells Fargo & Co.                                  4.17
U.S. Bancorp                                       3.33
Bristol-Myers Squibb Co.                           2.91
                                                ---------
   Total                                          60.81%
                                                =========


_________________________
Morningstar is a service mark of Morningstar, Inc. and has been licensed for use. The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

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FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDL - FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                       March 9, 2006 - December 31, 2007

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


              First Trust Morningstar(R)     Morningstar(R)
                 Dividend Leaders(SM)       Dividend Leaders
                      Index Fund               Index(SM)          S&P 500 Index
              --------------------------    ----------------      -------------
  3/9/2006             $10,000                  $10,000              $10,000
12/31/2006              12,080                   12,110               11,317
12/31/2007              10,795                   10,870               11,938


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2007

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007               24                       4                        5                          0
9/30/2007                32                       1                        0                          0
6/30/2007                35                       1                        0                          0
3/31/2007                31                       0                        0                          0
12/31/2006               47                       0                        0                          0
9/30/2006                34                       0                        0                          0
6/30/2006                24                       8                        3                          0
3/31/2006*               11                       0                        0                          0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007               21                       9                        1                          0
9/30/2007                29                       1                        0                          0
6/30/2007                27                       0                        0                          0
3/31/2007                30                       0                        0                          0
12/31/2006               16                       0                        0                          0
9/30/2006                29                       0                        0                          0
6/30/2006                28                       0                        0                          0
3/31/2006*                2                       0                        0                          0

* Trading commenced on March 15, 2006.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FPX - FIRST TRUST IPOX-100 INDEX FUND

The First Trust IPOX-100 Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX-100 U.S. Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is a modified value-weighted price index measuring the performance of the top 100 U.S. companies ranked quarterly by market capitalization in the IPOX Global Composite Index. The Index utilizes a 10% capping on all constituents and includes the 100 largest, typically best performing and most liquid initial public offerings ("IPOs") of the U.S. companies in the IPOX Global Composite Index. The IPOX Global Composite Index is reconstituted regularly with IPOs being added to the IPOX Global Composite Index at their seventh trading day upon "going public" and automatically exiting after 1,000 trading days or approximately four years thereafter. The Index is reconstituted quarterly to reflect changes in the stock market values of the IPOX Global Composite Index constituents and IPO activity during the past quarter with potential new companies entering the Index while other companies reach 1,000 days in the Index and automatically drop out. The Fund's shares are listed for trading on the AMEX. The first day of secondary market trading on shares of the Fund was 04/13/06.

PERFORMANCE AS OF DECEMBER 31, 2007
                                                    AVERAGE ANNUAL                       CUMULATIVE
                                                    TOTAL RETURNS                       TOTAL RETURNS
                                       12 Months Ended      Inception (04/12/06)    Inception (04/12/06)
                                          12/31/07               to 12/31/07             to 12/31/07

FUND PERFORMANCE
NAV                                        14.53%                  14.97%                 27.12%
Market Price                               15.08%                  15.23%                 27.62%

INDEX PERFORMANCE
IPOX-100 U.S. Index                        15.15%                  15.66%                 28.44%
Russell 3000 Index                          5.24%                   9.28%                 16.49%

(See Notes to Fund Performance Overview on page 38.)

FUND RECAP. Information technology, led by Google, was the biggest contributor to portfolio returns over the period. Industrials, led by solar industry companies First Solar and SunPower, posted the highest sector return and contributed positively to portfolio performance. The financials, consumer staples, consumer discretionary and telecommunication services sectors all posted negative returns in the portfolio over the period, thus hurting portfolio results.

The top five performing stocks in the Fund over the twelve months ended December 31, 2007, by percentage gain, were Google, Inc., First Solar, Inc., MasterCard, Inc., SunPower, Inc. and CF Industries Holdings, Inc. The worst-performing stocks, by percentage loss, were Time Warner Cable, Inc., MetroPCS Communications, Inc., NYSE Euronext, Genworth Financial, Inc. and Discover Financial Services.


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2007

SECTOR                                      % OF NET ASSETS

Information Technology                            28.48%
Consumer Discretionary                            16.50
Financials                                        15.88
Industrials                                       13.33
Energy                                             9.77
Health Care                                        6.89
Materials                                          4.47
Telecommunication Services                         3.07
Consumer Staples                                   0.92
Utilities                                          0.87
Net Other Assets and Liabilities                  (0.18)
                                                ---------
   Total                                         100.00%
                                                =========

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007

SECURITY                                    % OF NET ASSETS

Google, Inc., Class A                              9.98%
Viacom, Inc., Class B                              5.34
MasterCard, Inc., Class A                          5.25
Time Warner Cable, Inc., Class A                   4.99
NYSE Euronext                                      4.31
Covidien Ltd.                                      4.08
First Solar, Inc.                                  3.86
Tyco Electronics Ltd.                              3.42
Western Union Co.                                  3.38
Spectra Energy Corp.                               3.02
                                                ---------
   Total                                          47.63%
                                                =========


_________________________
IPOX is a trademark of IPOX Schuster LLC, IPOX IPO Indexes and Derivatives (patent pending).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FPX - FIRST TRUST IPOX-100 INDEX FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                       April 12, 2006 - December 31, 2007

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                     First Trust
                IPOX-100 Index Fund     IPOX-100 U.S. Index   Russell 3000 Index
                -------------------     -------------------   ------------------
 4/12/2006            $10,000                $10,000               $10,000
12/31/2006             11,100                 11,154                11,069
12/31/2007             12,713                 12,844                11,649

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2007

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007               19                     3                         4                             0
9/30/2007                30                     5                         0                             1
6/30/2007                19                     1                         0                             0
3/31/2007                28                     0                         0                             0
12/31/2006               25                     0                         0                             0
9/30/2006                 2                     0                         0                             0
6/30/2006*               10                     0                         0                             0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007               33                     4                         1                             0
9/30/2007                26                     1                         0                             0
6/30/2007                43                     0                         0                             0
3/31/2007                33                     0                         0                             0
12/31/2006               38                     0                         0                             0
9/30/2006                61                     0                         0                             0
6/30/2006*               45                     0                         0                             0

* Trading commenced on April 13, 2006.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QQEW - FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield
(before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is the equal-weighted version of the NASDAQ-100 Index(R) which includes 100 of the largest non-financial securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ(R)") based on market capitalization. The Index contains the same securities as the NASDAQ-100 Index(R) but each of the securities is initially set at a weight of 1.00% of the Index and is rebalanced quarterly. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 04/25/06.

PERFORMANCE AS OF DECEMBER 31, 2007
                                                    AVERAGE ANNUAL                       CUMULATIVE
                                                    TOTAL RETURNS                       TOTAL RETURNS
                                       12 Months Ended      Inception (04/19/06)    Inception (04/19/06)
                                          12/31/07               to 12/31/07             to 12/31/07

FUND PERFORMANCE
NAV                                          9.74%                  5.99%                  10.40%
Market Price                                10.80%                  6.52%                  11.35%

INDEX PERFORMANCE
NASDAQ-100 Equal Weighted Index(SM)         10.35%                  6.56%                  11.42%
NASDAQ-100 Index(R)                         19.24%                 11.99%                  21.24%

(See Notes to Fund Performance Overview on page 38.)

FUND RECAP. Health care stocks posted strong returns in the portfolio over the period, gaining more than the health care sector in the broader market. The telecommunication services and energy sectors both posted negative returns for the period, although minimal weightings in both sectors (3.2% and 0.9% average weights, respectively), limited their impact on overall portfolio performance.

The top five performing stocks in the Fund over the twelve months ended December 31, 2007, by percentage gain, were Intuitive Surgical, Inc., Research In Motion Ltd., Amazon.com, Inc., Apple Computer, Inc. and Millicom International Cellular S.A. The worstperforming stocks, by percentage loss, were Sepracor, Inc., Starbucks Corp., Virgin Media, Inc., Network Appliance, Inc. and Level 3 Communications, Inc.


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2007

SECTOR                                      % OF NET ASSETS

Information Technology                            45.67%
Consumer Discretionary                            19.36
Health Care                                       14.91
Industrials                                       11.15
Telecommunication Services                         4.10
Consumer Staples                                   2.94
Materials                                          2.17
Net Other Assets and Liabilities                  (0.30)
                                                ---------
   Total                                         100.00%
                                                =========

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007

SECURITY                                    % OF NET ASSETS

Leap Wireless International, Inc.                  1.23%
Research In Motion Ltd.                            1.18
Activision, Inc.                                   1.15
Joy Global, Inc.                                   1.15
Steel Dynamics, Inc.                               1.13
Hologic, Inc.                                      1.10
Oracle Corp.                                       1.09
Intuit, Inc.                                       1.08
Logitech International S.A.                        1.07
Apple Computer, Inc.                               1.07
                                                ---------
   Total                                          11.25%
                                                =========


_________________________
NASDAQ(R), NASDAQ-100, NASDAQ-100 Index(R), and NASDAQ-100 Equal Weighted Index(SM) are trademarks of The NASDAQ Stock Market, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QQEW - FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                       April 19, 2006 - December 31, 2007

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


             First Trust NASDAQ-100
                 Equal Weighted         NASDAQ-100 Equal
                 Index(SM) Fund        Weighted Index(SM)    NASDAQ-100 Index(R)
             ----------------------   --------------------   -------------------
 4/19/2006           $10,000                $10,000              $10,000
12/31/2006            10,060                 10,097               10,168
12/31/2007            11,040                 11,142               12,124

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund.

The Fund's past performance is no guarantee of future results.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2007

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007              39                      0                           3                         0
9/30/2007               32                      0                           0                         0
6/30/2007               50                      0                           0                         0
3/31/2007               30                      0                           0                         0
12/31/2006              40                      0                           1                         0
9/30/2006               43                      0                           0                         0
6/30/2006*              22                      0                           0                         0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007              22                      0                           0                         0
9/30/2007               31                      0                           0                         0
6/30/2007               13                      0                           0                         0
3/31/2007               31                      0                           0                         0
12/31/2006              22                      0                           0                         0
9/30/2006               20                      0                           0                         0
6/30/2006*              26                      0                           0                         0

* Trading commenced on April 25, 2006.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QTEC - FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND

The First Trust NASDAQ-100-Technology Sector Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest domestic and international nonfinancial companies listed on The NASDAQ Stock Market, Inc. ("NASDAQ(R)") based on market capitalization. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 04/25/06.

PERFORMANCE AS OF DECEMBER 31, 2007
                                                    AVERAGE ANNUAL                       CUMULATIVE
                                                    TOTAL RETURNS                       TOTAL RETURNS
                                       12 Months Ended      Inception (04/19/06)    Inception (04/19/06)
                                          12/31/07               to 12/31/07             to 12/31/07

FUND PERFORMANCE
NAV                                          7.66%                   4.34%                  7.50%
Market Price                                 7.82%                   4.37%                  7.55%

INDEX PERFORMANCE
NASDAQ-100 Technology Sector Index(SM)       8.25%                   4.90%                  8.47%
S&P 500 Information Technology Index        16.30%                  11.17%                 19.74%

(See Notes to Fund Performance Overview on page 38.)

FUND RECAP. Research in Motion was the biggest contributor to portfolio performance over the period as sales of the firm's Blackberry devices surpassed expectations. Apple also posted strong performance due to strong Mac sales and the launch of the much anticipated iPhone. Network Appliance was the biggest drag on portfolio performance as sales and profits from the company's data storage devices trailed estimates.

The top five performing stocks in the Fund over the twelve months ended December 31, 2007, by percentage gain, were Research In Motion Ltd., Apple Computer, Inc., Juniper Networks, Inc., VeriSign, Inc. and Google, Inc. The worst-performing stocks, by percentage loss, were Network Appliance, Inc., L.M. Ericsson Telephone Co., Tellabs, Inc., Akamai Technologies, Inc. and Marvell Technology, Inc.


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2007

SECTOR                                      % OF NET ASSETS

Information Technology                           100.35%
Net Other Assets and Liabilities                  (0.35)
                                                ---------
   Total                                         100.00%
                                                =========

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007

SECURITY                                    % OF NET ASSETS

Research In Motion Ltd.                            3.00%
Oracle Corp.                                       2.77
Intuit, Inc.                                       2.76
Logitech International S.A.                        2.73
Apple Computer, Inc.                               2.72
Microsoft Corp.                                    2.70
Microchip Technology, Inc.                         2.69
Infosys Technologies Ltd. ADR                      2.68
Baidu.com ADR                                      2.67
Linear Technology Corp.                            2.65
                                                ---------
   Total                                          27.37%
                                                =========


_________________________
NASDAQ(R), NASDAQ-100, NASDAQ-100 Index(R), and NASDAQ-100 Technology Sector Index(SM) are trademarks of The NASDAQ Stock Market, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QTEC - FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                       April 19, 2006 - December 31, 2007

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                     First Trust             NASDAQ-100            S&P 500
                NASDAQ-100-Technology        Technology          Information
                Sector Index(SM) Fund      Sector Index(SM)    Technology Index
                ---------------------      ----------------    -----------------
 4/19/2006             $10,000                 $10,000             $10,000
12/31/2006               9,985                  10,020              10,296
12/31/2007              10,750                  10,847              11,974


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2007

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007              38                      0                           0                         0
9/30/2007               39                      0                           0                         0
6/30/2007               47                      0                           0                         0
3/31/2007               29                      0                           0                         0
12/31/2006              38                      1                           0                         0
9/30/2006               33                      0                           1                         1
6/30/2006*              32                      0                           0                         0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007              26                      0                           0                         0
9/30/2007               24                      0                           0                         0
6/30/2007               16                      0                           0                         0
3/31/2007               32                      0                           0                         0
12/31/2006              24                      0                           0                         0
9/30/2006               28                      0                           0                         0
6/30/2006*              16                      0                           0                         0

* Trading commenced on April 25, 2006.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FBT - FIRST TRUST AMEX(R) BIOTECHNOLOGY INDEX FUND

The First Trust Amex(R) Biotechnology Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Amex(R) Biotechnology Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology, and genomics. This Index is rebalanced quarterly based on closing prices on the third Friday in January, April, July and October to ensure that each component stock continues to represent approximately equal weight in the Index. The Fund's shares are listed for trading on the AMEX. The first day of secondary market trading in shares of the Fund was 06/23/06.

PERFORMANCE AS OF DECEMBER 31, 2007
                                                    AVERAGE ANNUAL                       CUMULATIVE
                                                    TOTAL RETURNS                       TOTAL RETURNS
                                       12 Months Ended      Inception (06/19/06)    Inception (06/19/06)
                                          12/31/07               to 12/31/07             to 12/31/07

FUND PERFORMANCE
NAV                                          3.65%                  13.87%                 22.05%
Market Price                                 3.99%                  14.20%                 22.60%

INDEX PERFORMANCE
Amex(R) Biotechnology Index(SM)              4.28%                  14.57%                 23.20%
NASDAQ(R) Biotechnology Index                4.64%                  10.34%                 16.30%

(See Notes to Fund Performance Overview on page 38.)

FUND RECAP. Medimmune was the biggest contributor to the portfolio return over the twelve months ended December 31, 2007, as it was acquired by AstraZeneca at a 47% announced premium. ImClone also posted strong returns aided by positive data on Erbitux, its biggest drug. InterMune had the most negative impact on returns after the company announced it would stop advanced clinical trials for its pulmonary fibrosis drug.

The top three performing stocks in the Fund over the period covered by this report, by percentage gain, were Medimmune, ImClone Systems, Inc. and Invitrogen Corp. The worst-performing stocks, by percentage loss, were InterMune, Inc., Nektar Therapeutics and Amgen, Inc.


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2007

SECTOR                                      % OF NET ASSETS

Health Care                                       99.43%
Net Other Assets and Liabilities                   0.57
                                                ---------
   Total                                         100.00%
                                                =========

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007

SECURITY                                    % OF NET ASSETS

Millennium Pharmaceuticals, Inc.                   6.94%
OSI Pharmaceuticals, Inc.                          6.94
Invitrogen Corp.                                   5.92
Human Genome Sciences, Inc.                        5.92
Gilead Sciences, Inc.                              5.74
Genzyme Corp.                                      5.45
Applera Corp. - Celera Group                       5.44
Nektar Therapeutics                                5.38
Millipore Corp.                                    4.92
Cephalon, Inc.                                     4.90
                                                ---------
   Total                                          57.55%
                                                =========


_________________________
The Amex(R) Biotechnology Index(SM) is a trademark of the American Stock Exchange LLC and is licensed for use by First Trust Advisors L.P. The Fund is not sponsored or endorsed by the American Stock Exchange LLC. American Stock Exchange LLC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. American Stock Exchange LLC has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. American Stock Exchange LLC is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FBT - FIRST TRUST AMEX(R) BIOTECHNOLOGY INDEX FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                       June 19, 2006 - December 31, 2007

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                 First Trust Amex(R)        Amex(R)
                    Biotechnology        Biotechnology          NASDAQ(R)
                     Index Fund            Index(SM)        Biotechnology Index
                 -------------------     -------------     --------------------
 6/19/2006            $10,000               $10,000               $10,000
12/31/2006             11,775                11,815                11,114
12/31/2007             12,205                12,321                11,630


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2007

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007              34                      5                           1                         0
9/30/2007               47                      1                           0                         0
6/30/2007               44                      1                           0                         0
3/31/2007               37                      1                           0                         0
12/31/2006              38                      0                           0                         0
9/30/2006               20                      0                           0                         0
6/30/2006*               6                      0                           0                         0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007              21                      2                           1                         0
9/30/2007               15                      0                           0                         0
6/30/2007               18                      0                           0                         0
3/31/2007               22                      1                           0                         0
12/31/2006              25                      0                           0                         0
9/30/2006               43                      0                           0                         0
6/30/2006*               0                      0                           0                         0

* Trading commenced on June 23, 2006.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDN - FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND

The First Trust Dow Jones Internet Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index represents companies that generate the majority of their revenues via the Internet. The Index was designed and is maintained according to a set of rules that were devised with the goal of providing clear and accurate views of the growing Internet market segment. The Index aims to consistently represent 80% of the float-adjusted Internet equity universe. The Index contains two sub-indexes, the Dow Jones Internet Commerce Index and the Dow Jones Internet Services Index. For its stock to be eligible for the "universe," a company must generate at least 50% of annual sales/revenues from the Internet, and be currently included in the Dow Jones U.S. Index. The Fund's shares are listed for trading on the AMEX. The first day of secondary market trading on shares of the Fund was 06/23/06.

PERFORMANCE AS OF DECEMBER 31, 2007
                                                    AVERAGE ANNUAL                       CUMULATIVE
                                                    TOTAL RETURNS                       TOTAL RETURNS
                                       12 Months Ended      Inception (06/19/06)    Inception (06/19/06)
                                          12/31/07               to 12/31/07             to 12/31/07

FUND PERFORMANCE
NAV                                         11.17%                  15.93%                 25.45%
Market Price                                11.55%                  16.26%                 26.00%

INDEX PERFORMANCE
Dow Jones Internet Composite Index(SM)      11.81%                  16.57%                 26.52%
S&P 500 Index                                5.49%                  13.77%                 21.89%

(See Notes to Fund Performance Overview on page 38.)

FUND RECAP. Amazon.com was the biggest contributor to the portfolio return over the period as the firm benefited from strong gains in sales and profits. Google was the second largest contributor to returns as consistent growth and continued product expansion were the key factors in the company's positive performance. E*TRADE Financial was the biggest drag on portfolio performance as a deteriorating mortgage portfolio and tough credit market conditions weighed on its shares.

The top three performing stocks in the Fund over the twelve months ended December 31, 2007, by percentage gain, were Amazon.com, Inc., Google, Inc. and VeriSign, Inc. The worst-performing stocks, by percentage loss, were E*TRADE Financial Corp., Akamai Technologies, Inc. and IAC/InterActiveCorp.


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2007

SECTOR                                      % OF NET ASSETS

Information Technology                            67.96%
Consumer Discretionary                            18.92
Financials                                         5.67
Industrials                                        3.31
Health Care                                        3.12
Money Market Funds                                 0.30
Net Other Assets and Liabilities                   0.72
                                                ---------
   Total                                         100.00%
                                                =========

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007

SECURITY                                    % OF NET ASSETS

Amazon.com, Inc.                                  10.35%
eBay, Inc.                                        10.07
Google, Inc., Class A                              9.96
Yahoo!, Inc.                                       9.80
VeriSign, Inc.                                     7.40
BEA Systems, Inc.                                  4.92
Akamai Technologies, Inc.                          4.86
IAC/InterActiveCorp.                               4.73
TD Ameritrade Holding Corp.                        4.32
Priceline.com,Inc.                                 3.51
                                                ---------
   Total                                          69.92%
                                                =========


_________________________
Dow Jones and Dow Jones Internet Composite Index(SM) are trademarks of Dow Jones & Company, Inc. and have been licensed for use. The Fund, based on the Dow Jones Internet Composite Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDN - FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                       June 19, 2006 - December 31, 2007

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                     First Trust
                 Dow Jones Internet    Dow Jones Internet
                   Index(SM) Fund      Composite Index(SM)       S&P 500 Index
                 ------------------    -------------------       -------------
 6/19/2006             $10,000               $10,000                $10,000
12/31/2006              11,285                11,316                 11,554
12/31/2007              12,546                12,652                 12,188


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2007

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007              20                      4                           3                         0
9/30/2007               39                      1                           0                         0
6/30/2007               32                      1                           0                         0
3/31/2007               39                      1                           3                         0
12/31/2006              33                      0                           0                         0
9/30/2006               33                      0                           0                         0
6/30/2006*               5                      0                           0                         0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007              30                      5                           2                         0
9/30/2007               23                      0                           0                         0
6/30/2007               30                      0                           0                         0
3/31/2007               18                      0                           0                         0
12/31/2006              30                      0                           0                         0
9/30/2006               30                      0                           0                         0
6/30/2006*               1                      0                           0                         0

* Trading commenced on June 23, 2006.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDV - FIRST TRUST DB STRATEGIC VALUE INDEX FUND

The First Trust DB Strategic Value Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Deutsche Bank CROCI(R) US+ Index(TM) (the "Index"). The objective of the Index is to identify companies that may be undervalued based upon their "economic" price/earnings ratios. The Index is an equal dollar-weighted index which is intended to reflect the total return performance of 40 stocks with the lowest CROCI(R) Economic Price Earnings Ratios determined by taking the 251 stocks with the highest market capitalization in the S&P 500(R) Index and then excluding any stocks issued by financial companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Fund's shares are listed for trading on the AMEX. The first day of secondary market trading in shares of the Fund was 07/11/06.

PERFORMANCE AS OF DECEMBER 31, 2007
                                                    AVERAGE ANNUAL                       CUMULATIVE
                                                    TOTAL RETURNS                       TOTAL RETURNS
                                       12 Months Ended      Inception (07/06/06)    Inception (07/06/06)
                                          12/31/07               to 12/31/07             to 12/31/07

FUND PERFORMANCE
NAV                                         10.26%                  14.37%                 22.10%
Market Price                                10.61%                  14.71%                 22.66%

INDEX PERFORMANCE
Deutsche Bank CROCI(R) US+ Index(TM)        10.85%                  14.76%                 22.73%
S&P 500 Value Index                          2.03%                  10.02%                 15.27%

(See Notes to Fund Performance Overview on page 38.)

FUND RECAP. The energy sector was the biggest contributor to portfolio return of the Fund over the period covered by this report. The sector posted strong returns as sustained global economic activity led to rising crude oil prices throughout the year. Industrials also posted strong returns over the period. Consumer discretionary stocks were the biggest drag on portfolio performance as concerns about the strength of consumer spending weighed on shares in the sector over the second half of the year. Telecommunication services was the only other sector to post a negative return for the period.

The top five performing stocks in the Fund over the twelve months ended December 31, 2007, by percentage gain, were Apache Corp., Occidental Petroleum Corp., Biogen Idec, Inc., EOG Resources, Inc. and Hess Corp. The worst-performing stocks, by percentage loss, were Amgen, Inc., Home Depot, Inc., Sprint Nextel, Inc., Harley-Davidson, Inc. and Lowe's Cos.


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2007

SECTOR                                      % OF NET ASSETS

Consumer Discretionary                            24.58%
Energy                                            24.24
Health Care                                       19.41
Industrials                                       12.20
Information Technology                            10.04
Materials                                          4.90
Consumer Staples                                   2.50
Telecommunication Services                         2.14
Net Other Assets and Liabilities                  (0.01)
                                                ---------
   Total                                         100.00%
                                                =========

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007

SECURITY                                    % OF NET ASSETS

Apache Corp.                                       2.77%
Anadarko Petroleum Corp.                           2.76
Occidental Petroleum Corp.                         2.74
ConocoPhillips                                     2.73
Noble Corp.                                        2.70
Marathon Oil Corp.                                 2.68
Texas Instruments, Inc.                            2.67
Exxon Mobil Corp.                                  2.64
Chevron Corp.                                      2.63
CBS Corp., Class B                                 2.59
                                                ---------
   Total                                          26.91%
                                                =========


_________________________
"Deutsche Bank" and "Deutsche Bank CROCI(R) US+ Index(TM)" are service marks of Deutsche Bank AG ("Deutsche Bank"). Deutsche Bank has no relationship to First Trust or the Fund, other than the licensing of the Index and its service marks for use in connection with the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDV - FIRST TRUST DB STRATEGIC VALUE INDEX FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                        July 6, 2006 - December 31, 2007

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                    First Trust           The Deutsche
                    DB Strategic          Bank CROCI(R)
                  Value Index Fund        US+ Index(TM)     S&P 500 Value Index
                  ----------------        -------------     -------------------
  7/6/2006            $10,000                $10,000              $10,000
12/31/2006             11,074                 11,072               11,298
12/31/2007             12,210                 12,273               11,527


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2007

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007              23                       5                          3                         0
9/30/2007               32                       2                          1                         0
6/30/2007               36                       4                          0                         0
3/31/2007               30                       4                          0                         0
12/31/2006              30                       1                          0                         0
9/30/2006*              33                       0                          0                         0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007              30                       3                          0                         0
9/30/2007               28                       0                          0                         0
6/30/2007               20                       2                          0                         1
3/31/2007               22                       3                          2                         0
12/31/2006              32                       0                          0                         0
9/30/2006*              25                       0                          0                         0

* Trading commenced on July 11, 2006.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVI - FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

The First Trust Value Line(R) Equity Allocation Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Equity Allocation Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the 1,700-stock Value Line(R) universe across market capitalizations and investment styles for growth and value that appear to have the greatest potential for capital appreciation. The Index is rebalanced on a semi-annual basis on the fourth business day of the week containing the third Friday of February and August. The Fund's shares are listed for trading on the AMEX. The first day of secondary market trading in shares of the Fund was 12/07/06.

PERFORMANCE AS OF DECEMBER 31, 2007
                                                    AVERAGE ANNUAL                       CUMULATIVE
                                                    TOTAL RETURNS                       TOTAL RETURNS
                                       12 Months Ended      Inception (12/05/06)    Inception (12/05/06)
                                          12/31/07               to 12/31/07             to 12/31/07

FUND PERFORMANCE
NAV                                          4.65%                   3.26%                  3.50%
Market Price                                 4.85%                   3.59%                  3.85%

INDEX PERFORMANCE
Value Line(R) Equity Allocation Index        5.07%                   3.71%                  3.98%
Russell 3000 Index                           5.24%                   4.96%                  5.33%

(See Notes to Fund Performance Overview on page 38.)

FUND RECAP. Energy and materials were the best performing sectors and biggest contributors to portfolio performance. Both sectors benefited from sustained global economic growth over the period, which generally pushed up commodity prices worldwide. The financials sector was the worst performing sector in the portfolio as the fallout from deteriorating credit markets weighed on shares of companies in this sector. Consumer discretionary stocks also held back performance as concerns about slowing consumer spending hurt stock performance especially in the second half of the year.

The top five performing stocks in the Fund over the twelve months ended December 31, 2007, by percentage gain, were Research In Motion Ltd., ALCAN, Inc., Nokia Corp., Diamond Offshore Drilling, Inc. and Southern Copper Corp. The worst-performing stocks, by percentage loss, were Moody's Corp., Ambac Financial Group, Inc., Bear Stearns Cos., XL Capital Ltd. and Qwest Communications International, Inc.


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2007

SECTOR                                      % OF NET ASSETS

Industrials                                       19.54%
Energy                                            18.91
Financials                                        12.65
Consumer Discretionary                            12.35
Information Technology                            10.63
Utilities                                          8.79
Materials                                          7.53
Consumer Staples                                   4.43
Health Care                                        3.42
Telecommunication Services                         2.13
Net Other Assets and Liabilities                  (0.38)
                                                ---------
   Total                                         100.00%
                                                =========

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007

SECURITY                                    % OF NET ASSETS

Research In Motion Ltd.                            1.90%
Diamond Offshore Drilling, Inc.                    1.70
Transocean, Inc.                                   1.54
Berkshire Hathaway, Inc., Class B                  1.50
CNH Global NV                                      1.50
Nokia Oyj ADR                                      1.48
Imperial Oil Ltd.                                  1.47
Apollo Group, Inc., Class A                        1.41
British American Tobacco PLC ADR                   1.39
Marathon Oil Corp.                                 1.38
                                                ---------
   Total                                          15.27%
                                                =========


_________________________
"Value Line(R)" and "Value Line(R) Equity Allocation Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Equity Allocation Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVI - FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                      December 5, 2006 - December 31, 2007

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                      First Trust
                  Value Line(R) Equity     Value Line(R)
                       Allocation             Equity
                       Index Fund         Allocation Index   Russell 3000 Index
                  --------------------    ----------------   ------------------
 12/5/2006               $10,000              $10,000              $10,000
12/31/2006                 9,890                9,897               10,008
12/31/2007                10,350               10,399               10,532


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2007

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007             21                       4                           2                         0
9/30/2007              19                       0                           0                         0
6/30/2007              20                       1                           0                         0
3/31/2007              20                       1                           0                         0
12/31/2006*             7                       0                           0                         0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007             32                       4                           1                         0
9/30/2007              44                       0                           0                         0
6/30/2007              42                       0                           0                         0
3/31/2007              39                       1                           0                         0
12/31/2006*             9                       0                           0                         0

* Trading commenced on December 7, 2006.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVD - FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the universe of stocks of which Value Line, Inc.(R) gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above-average dividend and capital appreciation. The Index is rebalanced on a monthly basis. The Fund's shares are listed for trading on the AMEX.

PERFORMANCE AS OF DECEMBER 31, 2007
                                                    AVERAGE ANNUAL                       CUMULATIVE
                                                    TOTAL RETURNS                       TOTAL RETURNS
                                       12 Months Ended      Inception (08/19/03)    Inception (08/19/03)
                                          12/31/07               to 12/31/07             to 12/31/07

FUND PERFORMANCE
NAV                                         -3.42%                  10.70%                 55.85%
Market Price                                -3.05%                  10.78%                 56.35%

INDEX PERFORMANCE
Value Line(R) Dividend Index                -2.68%                  N.A.                   N.A.
S&P 500 Index                                5.49%                  11.14%                 58.66%

    On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (12/15/06) through (12/31/07) were -3.67% and -2.88% at NAV and market price, respectively. That compares to an Index return of -2.89% for that same period.

    Prior to December 15, 2006, the price used to calculate market return was the AMEX closing market price of the Predecessor FVD Fund. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively. Prior to December 15, 2006, NAV and market returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVD Fund.

(See Notes to Fund Performance Overview on page 38.)

FUND RECAP. The utilities and consumer staples sectors were the biggest contributors to portfolio performance over the period on an absolute basis. The energy sector also performed well; however, a small share weight (3.4% average weight over the period) limited their impact on portfolio performance. The financials sector was the biggest drag on the performance as deteriorating credit market conditions weighed on shares of companies in this sector. The sector had the largest weight in the portfolio (33.1% average weight over the period) and also turned in the worst performance. Consumer discretionary stocks also turned in performance that was behind the overall market generally.

The top five performing stocks in the Fund over the twelve months ended December 31, 2007, by percentage gain, were PPL Corp., Constellation Energy Group, Inc., Unilever PLC, Mercantile Bankshares Corporation and ConocoPhillips. The worst-performing stocks, by percentage loss, were McClatchy Co., National City Corp., First Horizon National Corp., Freddie Mac and Zions Bancorp.


_________________________
"Value Line(R)" and "Value Line(R) Dividend Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Dividend Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVD - FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2007

SECTOR                                      % OF NET ASSETS

Financials                                        33.20%
Utilities                                         22.07
Consumer Staples                                  12.10
Industrials                                        8.86
Consumer Discretionary                             7.73
Health Care                                        4.93
Materials                                          3.88
Energy                                             3.39
Telecommunication Services                         2.23
Information Technology                             1.63
Net Other Assets and Liabilities                  (0.02)
                                                ---------
   Total                                         100.00%
                                                =========

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007

SECURITY                                    % OF NET ASSETS

Bemis Co., Inc.                                    0.58%
Freddie Mac                                        0.58
Portland General Electric Co.                      0.58
Teleflex, Inc.                                     0.58
AGL Resources, Inc.                                0.57
Avery Dennison Corp.                               0.57
Enbridge, Inc.                                     0.57
Health Care Property Investors, Inc.               0.57
Total SA ADR                                       0.57
TransCanada Corp.                                  0.57
                                                ---------
   Total                                           5.74%
                                                =========


                     Growth of a $10,000 Initial Investment
                      August 19, 2003 - December 31, 2007

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                          First Trust Value Line(R)
                             Dividend Index Fund           S&P 500 Index
                          -------------------------        -------------
 8/19/2003                         $10,000                    $10,000
12/31/2003                          10,612                     11,166
12/31/2004                          12,605                     12,381
12/31/2005                          13,436                     12,989
12/31/2006                          16,137                     15,040
12/31/2007                          15,586                     15,865


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2007

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007             25                       5                           3                         0
9/30/2007              15                       0                           0                         0
6/30/2007              11                       1                           0                         0
3/31/2007               5                       0                           0                         0
12/31/2006*             0                       0                           0                         0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007             23                       7                           1                         0
9/30/2007              46                       2                           0                         0
6/30/2007              51                       0                           0                         0
3/31/2007              56                       0                           0                         0
12/31/2006*             7                       1                           1                         0

* Trading commenced on December 18, 2006.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QQXT - FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND

The First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index contains securities of the NASDAQ-100 Index(R) that are not classified as "technology" according to the Industry Classification Benchmark (ICB) classification system and, as a result, is a subset of the NASDAQ-100 Index(R). The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market, Inc. ("NASDAQ(R)") based on market capitalization. The Index is equally-weighted and is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 02/15/07.

PERFORMANCE AS OF DECEMBER 31, 2007
                                                     CUMULATIVE
                                                    TOTAL RETURNS
                                                Inception (02/08/07)
                                                     to 12/31/07

FUND PERFORMANCE
NAV                                                     5.95%
Market Price                                            6.00%

INDEX PERFORMANCE
NASDAQ-100 Ex-Tech Sector Index(SM)                     6.53%
Russell 1000 Index                                      2.84%

(See Notes to Fund Performance Overview on page 38.)

FUND RECAP. Health care stocks were the biggest contributors to portfolio performance over the period since inception (02/08/07). In addition to being a large weight in the portfolio (24.9% average weight over the period), the portfolio's holdings in the health care sector outperformed the health care sector in the broader market. Materials stocks posted the biggest gains over the period since inception; however, a small weight (1.8% average weight over the period) limited their impact on overall portfolio performance. The technology sector was the second biggest contributor to portfolio performance. The telecommunications services sector was the biggest drag on performance as the sector posted double digit negative returns over the period.

The top five performing stocks in the Fund since inception (02/8/07), by percentage gain, were Intuitive Surgical, Inc., Amazon.com, Inc., Medimmune, Garmin Ltd. and Express Scripts. The worst-performing stocks, by percentage loss, were Sepracor, Inc., Level 3 Communications, Inc., Monster Worldwide, Inc., Sears Holdings Corp. and Virgin Media, Inc.

PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2007

SECTOR (1)                                    % OF NET ASSETS

Consumer Discretionary                            31.82%
Health Care                                       24.51
Industrials                                       18.34
Information Technology                            10.23
Telecommunication Services                         6.73
Consumer Staples                                   4.83
Materials                                          3.56
Money Market                                       2.53
Net Other Assets and Liabilities                  (2.55)
                                                ---------
   Total                                         100.00%
                                                =========

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007

SECURITY                                    % OF NET ASSETS

Leap Wireless International, Inc.                  2.03%
Joy Global, Inc.                                   1.89
Activision, Inc.                                   1.88
Steel Dynamics, Inc.                               1.86
Hologic, Inc.                                      1.81
Electronic Arts, Inc.                              1.75
Patterson Cos., Inc.                               1.75
Focus Media Holding Ltd. ADR                       1.73
C.H. Robinson Worldwide, Inc.                      1.73
Teva Pharmaceutical Industries Ltd. ADR            1.73
                                                ---------
   Total                                          18.16%
                                                =========


(1) The above sector allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, the joint classification system of Dow Jones Indexes and FTSE Group.


_________________________
NASDAQ, NASDAQ-100, NASDAQ-100 Index(R), and NASDAQ-100 Ex-Tech Sector Index(SM) are trademarks of the NASDAQ Stock Market, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QQXT - FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                      February 8, 2007 - December 31, 2007

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                       First Trust
                        NASDAQ-100          NASDAQ-100
                      Ex-Technology           Ex-Tech
                  Sector Index(SM) Fund   Sector Index(SM)   Russell 1000 Index
                  ---------------------   ----------------   ------------------
02/08/2007               $10,000              $10,000              $10,000
12/31/2007                10,595               10,653               10,284


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2007

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.


                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007             28                       0                           0                         3
9/30/2007              31                       0                           0                         0
6/30/2007              46                       0                           0                         0
3/31/2007*              5                       0                           0                         0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007             29                       0                           1                         3
9/30/2007              30                       1                           1                         0
6/30/2007              17                       0                           0                         0
3/31/2007*             27                       0                           0                         0

* Trading commenced on February 15, 2007.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QCLN - FIRST TRUST NASDAQ(R) CLEAN EDGE(R) U.S. LIQUID SERIES INDEX FUND

The First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. All component securities of the Index are included in the Clean Edge(R) Index, an equity index designed to track the performance of clean energy companies that are publicly traded in the United States and includes companies engaged in manufacturing, development, distribution and installation of emerging clean-energy technologies including, but not limited to, solar photovoltaics, biofuels and advanced batteries. The Index is a modified market capitalization weighted index and under the Index's weighting methodology, in contrast to the Clean Edge(R) Index, larger companies receive a larger Index weighting. The Index weighting methodology also includes caps to prevent high concentrations among larger alternative energy stocks. The Index is reconstituted semi-annually in March and September and rebalanced quarterly. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 02/14/07.

PERFORMANCE AS OF DECEMBER 31, 2007
                                                     CUMULATIVE
                                                    TOTAL RETURNS
                                                Inception (02/08/07)
                                                     to 12/31/07

FUND PERFORMANCE
NAV                                                     54.30%
Market Price                                            54.30%

INDEX PERFORMANCE
NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index        55.22%
Russell 2000 Index                                      -5.10%

(See Notes to Fund Performance Overview on page 38.)

FUND RECAP. The portfolio produced strong gains over the period since inception (02/08/07) as rising global energy prices and demand for cleaner fuels helped to push shares higher. Growth in the solar industry powered portfolio returns as three of the four top performers were solar focused companies (First Solar, SunPower, and Suntech). Oversupply and rising corn prices pressured shares of companies in the ethanol industry. Pacific Ethanol and VeraSun were among the biggest drags on performance over the period since inception.

The top five performing stocks in the Fund since inception, by percentage gain, were First Solar, Inc., SunPower Corp., MEMC Electronic Materials, Inc., Suntech Power Holdings Co. Ltd. and GrafTech International Ltd. The worst-performing stocks, by percentage loss, were International Rectifier Corp., Power-One, Inc., Pacific Ethanol, Inc., VeraSun Energy Corp. and LDK Solar Co. Ltd.


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2007

SECTOR                                      % OF NET ASSETS

Information Technology                            44.82%
Industrials                                       43.04
Energy                                             4.78
Utilities                                          2.83
Materials                                          2.17
Health Care                                        1.22
Consumer Discretionary                             0.75
Consumer Staples                                   0.19
Net Other Assets and Liabilities                   0.20
                                                ---------
   Total                                         100.00%
                                                =========

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007

SECURITY                                    % OF NET ASSETS

First Solar, Inc.                                  8.45%
Suntech Power Holdings Co. Ltd. ADR                8.02
MEMC Electronic Materials, Inc.                    7.94
Linear Technology Corp.                            7.66
SunPower Corp., Class A                            6.35
Itron, Inc.                                        3.64
ON Semiconductor Corp.                             3.22
International Rectifier Corp.                      3.06
Cree, Inc.                                         2.91
Hexcel Corp.                                       2.88
                                                ---------
   Total                                          54.13%
                                                =========


_________________________
NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The NASDAQ Stock Market, Inc. ("NASDAQ(R)") and Clean Edge, Inc. ("Clean Edge(R)") respectively. NASDAQ(R) and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QCLN - FIRST TRUST NASDAQ(R) CLEAN EDGE(R) U.S. LIQUID SERIES
INDEX FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                      February 8, 2007 - December 31, 2007

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                       First Trust           NASDAQ(R)
                     NASDAQ(R) Clean       Clean Edge(R)
                   Edge(R) U.S. Liquid      U.S. Liquid
                    Series Index Fund       Series Index     Russell 2000 Index
                  ---------------------   ----------------   ------------------
02/08/2007               $10,000              $10,000              $10,000
12/31/2007                15,430               15,522                9,490


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2007

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007             16                       0                           4                         1
9/30/2007              11                       0                           0                         1
6/30/2007               8                       0                           0                         1
3/31/2007*              4                       0                           0                         0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007             43                       0                           0                         0
9/30/2007              51                       0                           0                         0
6/30/2007              54                       0                           0                         0
3/31/2007*             28                       0                           0                         0

* Trading commenced on February 14, 2007.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FRI - FIRST TRUST S&P REIT INDEX FUND

The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P REIT Composite Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index measures the securitized U.S. real estate investment trust ("REIT") market and is comprised of 100 companies and covers approximately 89% of the U.S. REIT market (based on capitalization) and maintains a constituency that reflects the composition of the overall REIT market. The Index contains securities selected for market representation according to geography and property type. All securities in the Index satisfy the Index's liquidity, price, and market capitalization requirements. The Standard & Poor's Index Committee, a team of Standard & Poor's economists and index analysts, maintains the Index. The S&P Index Committee makes constituent changes on an as-needed basis. Share adjustments that exceed 5% are made at the time of the change. Share adjustments of less than 5% are made on a quarterly basis. The Fund's shares are listed for trading on the AMEX. The first day of secondary market trading in shares of the Fund was 05/10/07.

PERFORMANCE AS OF DECEMBER 31, 2007
                                                     CUMULATIVE
                                                    TOTAL RETURNS
                                                Inception (05/08/07)
                                                     to 12/31/07

FUND PERFORMANCE
NAV                                                    -19.08%
Market Price                                           -19.22%

INDEX PERFORMANCE
S&P REIT Composite Index                               -19.04%
Russell 3000 Index                                      -1.89%

(See Notes to Fund Performance Overview on page 38.)

FUND RECAP. REIT shares were under pressure for most of the period since the Fund's inception (05/08/07). Industrial REITs had the best relative performance over the period as growth in rents and global trade benefited that segment of the REIT market. Mortgage REITs, hurt by deteriorating credit market conditions, were the worst performing sub-industry in the portfolio.

The top five performing stocks in the Fund since inception, by percentage gain, were Archstone-Smith Trust, Plum Creek Timber Company, Inc., HCP, Inc., Rayonier, Inc. REIT and Equity Inns. The worst-performing stocks, by percentage loss, were General Growth Properties, Inc., Simon Property Group, Vornado Realty Trust, Host Hotels & Resorts, Inc. and Developers Diversified Realty Corp.


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2007

SECTOR                                      % OF NET ASSETS

Financials                                        99.26%
Money Market Funds                                 8.44
Net Other Assets and Liabilities                  (7.70)
                                                ---------
   Total                                         100.00%
                                                =========

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007

SECURITY                                    % OF NET ASSETS

Simon Property Group, Inc.                         7.14%
ProLogis                                           6.01
J.P. Morgan Institutional Treasury
   Money Market Fund                               5.27
Vornado Realty Trust                               4.34
Boston Properties, Inc.                            4.04
General Growth Properties, Inc.                    3.70
Equity Residential                                 3.64
Kimco Realty Corp.                                 3.39
Public Storage                                     3.37
Host Hotels & Resorts, Inc.                        3.28
                                                ---------
   Total                                          44.18%
                                                =========


_________________________
Standard & Poor's(R), S&P(R) and S&P REIT Composite Index are registered trademarks of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Advisors L.P. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation, warranty or condition regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FRI - FIRST TRUST S&P REIT INDEX FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                         May 8, 2007 - December 31, 2007

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                        First Trust          S&P REIT
                         S&P REIT            Composite
                        Index Fund             Index         Russell 3000 Index
                  ---------------------   ----------------   ------------------
05/08/2007               $10,000              $10,000              $10,000
12/31/2007                 8,092                8,096                9,811


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2007

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007             13                      10                           1                         1
9/30/2007              25                       1                           3                         0
6/30/2007*              8                       2                           0                         0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007             28                       8                          3                         0
9/30/2007              31                       1                          2                         0
6/30/2007*             26                       0                          0                         0


* Trading commenced on May 10, 2007.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIW - FIRST TRUST ISE WATER INDEX FUND

The First Trust ISE Water Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Water Index(TM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is a modified market capitalization weighted index comprised of 36 stocks that derive a substantial portion of their revenues from the potable and wastewater industries. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca, Inc. The first day of secondary market trading in shares of the Fund was 05/11/07.

PERFORMANCE AS OF DECEMBER 31, 2007
                                                     CUMULATIVE
                                                    TOTAL RETURNS
                                                Inception (05/08/07)
                                                     to 12/31/07

FUND PERFORMANCE
NAV                                                     12.12%
Market Price                                            12.12%

INDEX PERFORMANCE
ISE Water Index(TM)                                     12.60%
Russell 3000 Index                                      -1.89%

(See Notes to Fund Performance Overview on page 38.)

FUND RECAP. The portfolio produced solid returns in the period since inception (05/08/07) as the global demand for water and water infrastructure drove earnings on the underlying stocks higher. Companies focused on producing the technology and infrastructure to support the growth of the water industry fared the best over the period. Water utilities posted returns that trailed those of the portfolio as a whole; however, they still outpaced water utilities in the broader market.

The top five performing stocks in the Fund since inception, by percentage gain, were Calgon Carbon Corp., Flowserve Corp., Lindsay Corp., Itron, Inc. and Valmont Industries, Inc. The worst-performing stocks, by percentage loss, were Mueller Water Products, Ashland, Inc., Watts Water Technologies, Inc., Insituform Technologies, Inc. and Mueller Industries, Inc.


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2007

SECTOR                                      % OF NET ASSETS

Industrials                                       61.29%
Utilities                                         19.44
Materials                                         11.45
Information Technology                             4.17
Health Care                                        3.76
Money Market Funds                                 0.54
Net Other Assets and Liabilities                  (0.65)
                                                ---------
   Total                                         100.00%
                                                =========

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007

SECURITY                                    % OF NET ASSETS

Itron, Inc.                                        4.17%
ITT Corp.                                          4.15
Nalco Holding Co.                                  4.13
Veolia Environnement ADR                           4.03
Danaher Corp.                                      3.99
Companhia de Saneamento Basico do
   Estado de Sao Paulo ADR                         3.95
Pentair, Inc.                                      3.95
Pall Corp.                                         3.88
Roper Industries, Inc.                             3.81
Flowserve Corp.                                    3.77
                                                ---------
   Total                                          39.83%
                                                =========


_________________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Water Index(TM)" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust Advisors L.P. The Fund, based on the ISE Water Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIW - FIRST TRUST ISE WATER INDEX FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                         May 8, 2007 - December 31, 2007

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                        First Trust
                         ISE Water          ISE Water
                        Index Fund          Index(TM)        Russell 3000 Index
                  ---------------------   ----------------   ------------------
05/08/2007               $10,000              $10,000              $10,000
12/31/2007                11,212               11,260                9,811


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2007

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007             27                       0                           0                         0
9/30/2007              13                       0                           0                         1
6/30/2007*             11                       0                           0                         0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007             36                       0                           1                         0
9/30/2007              49                       0                           0                         0
6/30/2007*             24                       0                           0                         0

* Trading commenced on May 11, 2007.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FCG - FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND

The First Trust ISE-Revere Natural Gas Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-REVERE Natural Gas Index(TM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is an equal-weighted index comprised of exchange-listed companies that derive a substantial portion of their revenues from the exploration and production of natural gas. The Index is constructed by establishing the universe of stocks listed in the U.S. of companies involved in the natural gas exploration and production industries and then eliminates stocks whose natural gas proven reserves do not meet certain requirements. The Index then ranks all candidate stocks using four different methods and, often averaging the rankings, selects the top 30 stocks based on the final rank. The Index is rebalanced on a quarterly basis. The Fund's shares are listed for trading on the NYSE Arca, Inc. The first day of secondary market trading in shares of the Fund was 05/11/07.

PERFORMANCE AS OF DECEMBER 31, 2007
                                                     CUMULATIVE
                                                    TOTAL RETURNS
                                                 Inception (05/08/07)
                                                     to 12/31/07

FUND PERFORMANCE
NAV                                                     11.67%
Market Price                                            11.62%

INDEX PERFORMANCE
ISE-REVERE Natural Gas Index(TM)                        12.13%
Russell 3000 Index                                      -1.89%

(See Notes to Fund Performance Overview on page 38.)

FUND RECAP. The Fund posted strong returns in the period since inception (05/08/07). Natural gas prices over the period were relatively flat with the nearest futures contract month for Nymex natural gas declining from $7.779/Million British Thermal Units ("MMbtu") in the beginning of the return period to $7.483/MMbtu as of 12/31/2007. Baker Hughes reported that natural gas rig counts also declined slightly to 1452 from 1462 in the same time period. While natural gas fundamentals were soft, many natural gas companies did well due to their related exposure to petroleum. The nearest futures month Nymex WTI crude oil gained 46% over the period increasing from $65.71 per barrel to $95.98 per barrel by the end of 2007. Apache Corp., Range Resource Corp. and Noble Energy were the top three contributors to the performance of the Fund; all three have some operations in crude.

The top five performing stocks in the Fund since inception, by percentage gain, were Apache Corp., Range Resources Corp., Noble Energy, Inc., Delta Petroleum Corp. and Quicksilver Resources, Inc. The worst-performing stocks, by percentage loss, were NGAS Resources, Inc., Rosetta Resources, Inc., Compton Petroleum Corp., EV Energy Partners L.P. and GMX Resources, Inc.

PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2007

SECTOR                                      % OF NET ASSETS

Energy                                            90.45%
Utilities                                          9.55
Money Market Funds                                 0.64
Net Other Assets and Liabilities                  (0.64)
                                                ---------
   Total                                         100.00%
                                                =========

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007

SECURITY                                    % OF NET ASSETS

Delta Petroleum Corp.                              4.17%
Cabot Oil & Gas Corp.                              3.51
Petrohawk Energy Corp.                             3.50
Rosetta Resources, Inc.                            3.50
Anadarko Petroleum Corp.                           3.41
EXCO Resources, Inc.                               3.41
Forest Oil Corp.                                   3.40
Pioneer Natural Resources Co.                      3.38
Noble Energy, Inc.                                 3.38
Edge Petroleum Corp.                               3.37
                                                ---------
   Total                                          35.03%
                                                =========


_________________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE-REVERE Natural Gas Index(TM)" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust Advisors L.P. The Fund, based on the ISE-REVERE Natural Gas Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FCG - FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                         May 8, 2007 - December 31, 2007

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                       First Trust          ISE-REVERE
                    ISE-Revere Natural      Natural Gas
                      Gas Index Fund         Index(TM)       Russell 3000 Index
                  ---------------------   ----------------   ------------------
05/08/2007               $10,000              $10,000              $10,000
12/31/2007                11,167               11,213                9,811


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2007

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007             19                       0                           0                         1
9/30/2007              18                       0                           0                         1
6/30/2007*             12                       0                           0                         0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007             43                       1                           0                         0
9/30/2007              43                       1                           0                         0
6/30/2007*             23                       0                           0                         0

* Trading commenced on May 11, 2007.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FNI - FIRST TRUST ISE CHINDIA INDEX FUND

The First Trust ISE Chindia Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia Index(TM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is a non-market capitalization weighted portfolio of 50 American Depositary Receipts, American Depositary Shares and/or stocks selected from a universe of all listed ADRs, ADSs, and/or stocks of companies from China and India currently trading on a U.S. exchange. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca, Inc. The first day of secondary market trading in shares of the Fund was 05/11/07.

PERFORMANCE AS OF DECEMBER 31, 2007
                                                     CUMULATIVE
                                                    TOTAL RETURNS
                                                Inception (05/08/07)
                                                     to 12/31/07

FUND PERFORMANCE
NAV                                                     38.73%
Market Price                                            38.78%

INDEX PERFORMANCE
ISE ChIndia Index(TM)                                   39.52%
Russell 3000 Index                                      -1.89%

(See Notes to Fund Performance Overview on page 38.)

FUND RECAP. The portfolio produced strong returns in the period since inception (05/08/07) as generally strong economic growth in both China and India drove equity returns. On a relative basis, Chinese stocks outperformed Indian stocks over the period as evidenced by the fact that the top five contributors to performance were all Chinese firms.

The top five performing stocks in the Fund since inception, by percentage gain, were China Mobile Ltd., Baidu.com, Inc., CNOOC Ltd., China Life Insurance Co. Ltd. and PetroChina Co. Ltd. The worst-performing stocks, by percentage loss, were WNS Holdings Ltd., Infosys Technologies Ltd., Wipro Ltd., Patni Computer Systems and Qiao Xing Universal Telephone, Inc.


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2007

SECTOR                                      % OF NET ASSETS

Information Technology                            26.73%
Energy                                            16.72
Financials                                        14.72
Telecommunication Services                        12.08
Materials                                         11.41
Industrials                                        8.30
Consumer Discretionary                             5.31
Health Care                                        3.43
Utilities                                          0.70
Consumer Staples                                   0.68
Net Other Assets and Liabilities                  (0.08)
                                                ---------
   Total                                         100.00%
                                                =========

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007

SECURITY                                    % OF NET ASSETS

Infosys Technologies Ltd. ADR                      7.39%
China Petroleum & Chemical Corp. ADR               7.24
China Mobile Ltd. ADR                              6.92
ICICI Bank Ltd. ADR                                6.90
Sterlite Industries (India) Ltd. ADR               6.86
PetroChina Co., Ltd. ADR                           6.70
Wipro Ltd. ADR                                     4.06
Satyam Computer Services Ltd. ADR                  3.99
Baidu.com ADR                                      3.94
HDFC Bank Ltd. ADR                                 3.93
                                                ---------
   Total                                          57.93%
                                                =========


_________________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE ChIndia Index(TM)" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust Advisors L.P. The Fund, based on the ISE ChIndia Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FNI - FIRST TRUST ISE CHINDIA INDEX FUND (CONTINUED)

                     Growth of a $10,000 Initial Investment
                         May 8, 2007 - December 31, 2007

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                       First Trust
                       ISE Chindia          ISE ChIndia
                       Index Fund            Index(TM)       Russell 3000 Index
                  ---------------------   ----------------   ------------------
05/08/2007               $10,000              $10,000              $10,000
12/31/2007                13,873               13,952                9,811


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2007

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007             41                       1                           0                         1
9/30/2007              29                       0                           0                         1
6/30/2007*             12                       1                           0                         0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007             21                       0                           0                         0
9/30/2007              33                       0                           0                         0
6/30/2007*             22                       0                           0                         0

* Trading commenced on May 11, 2007.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVL - FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

The First Trust Value Line(R) 100 Exchange-Traded Fund (the "Fund") is an exchange-traded index fund. In accordance with the terms of the Agreement and Plan of Reorganization (the "Plan") adopted by the Board of Trustees of the First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund," a closed-end fund) on January 17, 2007 and approved by the Predecessor FVL Fund shareholders on May 17, 2007, the Predecessor FVL Fund was reorganized with and into the Fund effective June 15, 2007. Pursuant to the Plan, the shares of the Predecessor FVL Fund ceased trading on the American Stock Exchange, Inc. ("AMEX") on Friday, June 15, 2007 and the Fund began trading on the AMEX on Monday, June 18, 2007 under the ticker symbol "FVL," the same ticker symbol previously used by the Predecessor FVL Fund. The assets of the Predecessor FVL Fund were transferred to, and the liabilities of the Predecessor FVL Fund were assumed by the Fund in exchange for shares of the Fund on a one-for-one share basis. Fund shares were distributed to the Predecessor FVL Fund shareholders, on a tax-free basis for federal income tax purposes, and the Predecessor FVL Fund has been terminated.

The objective of the Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is an equal-dollar weighted index that is designed to objectively identify and select 100 stocks from the universe of stocks to which Value Line(R) assigns a #1 ranking in the Value Line(R) TimelinessTM Ranking System (the "Ranking System"). At any one time, only 100 stocks are assigned a #1 ranking in the Ranking System. The Index is rebalanced quarterly.

PERFORMANCE AS OF DECEMBER 31, 2007
                                                    AVERAGE ANNUAL                       CUMULATIVE
                                                    TOTAL RETURNS                       TOTAL RETURNS
                                       12 Months Ended      Inception (06/12/03)    Inception (06/12/03)
                                          12/31/07               to 12/31/07             to 12/31/07

FUND PERFORMANCE
NAV                                         19.91%                  13.15%                 75.63%
Market Price                                30.58%                  13.23%                 76.22%

INDEX PERFORMANCE
Russell 3000 Index                           5.24%                  11.57%                 64.66%

    On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of the Predecessor FVL Fund, which had an inception date of June 12, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering.

    The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund. The inception date of the Index was January 16, 2007. Returns for the Index will only be disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (06/15/07) through period end (12/31/07) were 6.61% and 6.96% at NAV and market price, respectively. That compares to an Index return of 7.02% for that same period. Prior to June 15, 2007, the price used to calculate market return was the AMEX closing market price of the Predecessor FVL Fund. Prior to June 15, 2007, NAV and market returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund.

(See Notes to Fund Performance Overview on page 38.)

FUND RECAP. The portfolio produced strong returns over the period since the Fund's reorganization from a closed-end fund into an exchange-traded fund (06/15/07) as the growth-oriented momentum stocks in the portfolio outpaced the broader market. Consumer discretionary stocks were the biggest contributors to portfolio performance on an absolute basis. The portfolio benefited from both strong returns along with a large weighting in the consumer discretionary sector. Materials and industrials stocks also produced strong returns. The telecommunication services sector produced the smallest gain in the portfolio; however, the performance was still inline with the overall market.

The top five performing stocks in the Fund since inception, by percentage gain, were Potash Corp. of Saskatchewan, Inc., Research In Motion Ltd., Priceline.com, Inc., Flir Systems, Inc. and Apple Computer, Inc. The worst-performing stocks, by percentage loss, were Sepracor, Inc., ValueClick, Inc., Penford Corp., CryoLife, Inc. and Moldflow Corp.


_________________________
"Value Line(R)" and "Value Line(R) 100 Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) 100 Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVL - FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (CONTINUED)


PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2007

SECTOR                                      % OF NET ASSETS

Information Technology                            24.15%
Industrials                                       23.30
Health Care                                       18.35
Consumer Discretionary                            11.96
Materials                                          9.31
Financials                                         5.13
Energy                                             4.11
Consumer Staples                                   3.09
Telecommunication Services                         1.03
Net Other Assets and Liabilities                  (0.43)
                                                ---------
   Total                                         100.00%
                                                =========

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007

SECURITY                                    % OF NET ASSETS

Fresh Del Monte Produce, Inc.                      1.07%
Potash Corp. of Saskatchewan, Inc.                 1.07
Agrium, Inc.                                       1.06
ArthroCare Corp.                                   1.06
Mosaic (The) Co.                                   1.06
Robbins & Myers, Inc.                              1.06
Learning Tree International, Inc.                  1.06
Amazon.com, Inc.                                   1.05
Deere & Co.                                        1.05
Cubic Corp.                                        1.05
                                                ---------
   Total                                          10.59%
                                                =========


                     Growth of a $10,000 Initial Investment
                        June 12, 2003 - December 31, 2007

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                       First Trust
                    Value Line(R) 100
                   Exchange-Traded Fund       Russell 3000 Index
                  ----------------------      ------------------
06/12/03                 $10,000                   $10,000
12/31/03                  11,591                    11,382
12/31/04                  13,104                    12,742
12/31/05                  14,658                    13,522
12/31/06                  15,331                    15,646
12/31/07                  17,562                    16,464


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2007

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007             18                       5                           4                         0
9/30/2007              21                       3                           0                         0
6/30/2007*              0                       1                           0                         0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2007             28                       7                           2                         0
9/30/2007              38                       1                           0                         0
6/30/2007*              8                       1                           0                         0

* Trading commenced on June 18, 2007.

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" respresent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2007


As a shareholder of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, First Trust IPOX-100 Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust Amex(R) Biotechnology Index Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust DB Strategic Value Index Fund, First Trust Value Line(R) Equity Allocation Index Fund, First Trust Value Line(R) Dividend Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund, First Trust S&P REIT Index Fund, First Trust ISE Water Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Chindia Index Fund, or First Trust Value Line(R) 100 Exchange-Traded Fund (collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2007.

ACTUAL EXPENSES
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six-month period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of Fund shares. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ANNUALIZED
                                                                                           EXPENSE RATIO
                                                        BEGINNING           ENDING          BASED ON THE        EXPENSES PAID
                                                      ACCOUNT VALUE      ACCOUNT VALUE       SIX-MONTH            DURING THE
                                                       JULY 1, 2007    DECEMBER 31, 2007     PERIOD (A)      SIX-MONTH PERIOD (B)

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND
Actual                                                  $1,000.00           $884.70             0.60%               $2.85
Hypothetical (5% return before expenses)                $1,000.00         $1,022.18             0.60%               $3.06

FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND
Actual                                                  $1,000.00           $870.60             0.45%               $2.12
Hypothetical (5% return before expenses)                $1,000.00         $1,022.94             0.45%               $2.29

FIRST TRUST IPOX-100 INDEX FUND
Actual                                                  $1,000.00         $1,026.40             0.60%               $3.06
Hypothetical (5% return before expenses)                $1,000.00         $1,022.18             0.60%               $3.06

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND
Actual                                                  $1,000.00           $999.10             0.60%               $3.02
Hypothetical (5% return before expenses)                $1,000.00         $1,022.18             0.60%               $3.06

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND
Actual                                                  $1,000.00           $984.00             0.60%               $3.00
Hypothetical (5% return before expenses)                $1,000.00         $1,022.18             0.60%               $3.06


                                                                         Page 39



FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
DECEMBER 31, 2007


                                                                                            ANNUALIZED
                                                                                           EXPENSE RATIO
                                                        BEGINNING           ENDING          BASED ON THE        EXPENSES PAID
                                                      ACCOUNT VALUE      ACCOUNT VALUE       SIX-MONTH            DURING THE
                                                       JULY 1, 2007    DECEMBER 31, 2007     PERIOD (A)      SIX-MONTH PERIOD (B)

FIRST TRUST AMEX(R) BIOTECHNOLOGY INDEX FUND
Actual                                                  $1,000.00         $1,008.30             0.60%               $3.04
Hypothetical (5% return before expenses)                $1,000.00         $1,022.18             0.60%               $3.06

FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND
Actual                                                  $1,000.00           $966.90             0.60%               $2.97
Hypothetical (5% return before expenses)                $1,000.00         $1,022.18             0.60%               $3.06

FIRST TRUST DB STRATEGIC VALUE INDEX FUND
Actual                                                  $1,000.00           $981.10             0.65%               $3.25
Hypothetical (5% return before expenses)                $1,000.00         $1,021.93             0.65%               $3.31

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND
Actual                                                  $1,000.00           $975.40             0.70%               $3.49
Hypothetical (5% return before expenses)                $1,000.00         $1,021.68             0.70%               $3.57

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND
Actual                                                  $1,000.00           $941.00             0.70%               $3.42
Hypothetical (5% return before expenses)                $1,000.00         $1,021.68             0.70%               $3.57

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND
Actual                                                  $1,000.00         $1,013.40             0.60%               $3.05
Hypothetical (5% return before expenses)                $1,000.00         $1,022.18             0.60%               $3.06

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) U.S. LIQUID SERIES INDEX FUND
Actual                                                  $1,000.00         $1,313.80             0.60%               $3.50
Hypothetical (5% return before expenses)                $1,000.00         $1,022.18             0.60%               $3.06

FIRST TRUST S&P REIT INDEX FUND
Actual                                                  $1,000.00           $881.70             0.50%               $2.37
Hypothetical (5% return before expenses)                $1,000.00         $1,022.69             0.50%               $2.55

FIRST TRUST ISE WATER INDEX FUND
Actual                                                  $1,000.00         $1,030.00             0.60%               $3.07
Hypothetical (5% return before expenses)                $1,000.00         $1,022.18             0.60%               $3.06

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND
Actual                                                  $1,000.00         $1,100.20             0.60%               $3.18
Hypothetical (5% return before expenses)                $1,000.00         $1,022.18             0.60%               $3.06

FIRST TRUST ISE CHINDIA INDEX FUND
Actual                                                  $1,000.00         $1,266.90             0.60%               $3.43
Hypothetical (5% return before expenses)                $1,000.00         $1,022.18             0.60%               $3.06

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND
Actual                                                  $1,000.00         $1,073.70             0.70%               $3.66
Hypothetical (5% return before expenses)                $1,000.00         $1,021.68             0.70%               $3.57


(a) These expense ratios reflect expense caps.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2007 through December 31, 2007), multiplied by 184/365.

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (A)
DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--100.3%
            Aerospace & Defense--0.8%
    1,682   American Science & Engineering,
               Inc.                             $      95,453
    1,617   LMI Aerospace, Inc. (b)                    42,867
                                                -------------
                                                      138,320
                                                -------------
            Air Freight & Logistics--0.2%
    1,564   Park-Ohio Holdings Corp. (b)               39,256
                                                -------------
            Airlines--0.7%
    2,546   Allegiant Travel Co. (b)                   81,829
    3,385   Pinnacle Airlines Corp. (b)                51,621
                                                -------------
                                                      133,450
                                                -------------
            Auto Components--1.2%
    3,998   Aftermarket Technology Corp. (b)          108,986
    5,521   Spartan Motors, Inc.                       42,180
    3,984   Superior Industries International,
               Inc.                                    72,389
                                                -------------
                                                      223,555
                                                -------------
            Beverages--0.5%
    1,881   Boston Beer (The) Co., Inc.,
               Class A (b)                             70,820
    1,886   MGP Ingredients, Inc.                      17,766
                                                -------------
                                                       88,586
                                                -------------
            Building Products--0.6%
    5,119   Gibraltar Industries, Inc.                 78,935
    3,114   Insteel Industries, Inc.                   36,527
                                                -------------
                                                      115,462
                                                -------------
            Capital Markets--1.2%
    3,921   Calamos Asset Management, Inc.,
               Class A                                116,768
    6,411   TradeStation Group, Inc. (b)               91,100
                                                -------------
                                                      207,868
                                                -------------
            Chemicals--3.5%
    4,597   A. Schulman, Inc.                          99,065
    3,389   American Vanguard Corp.                    58,799
    3,093   Flotek Industries, Inc. (b)               111,472
    4,761   ICO, Inc. (b)                              61,131
    2,853   Koppers Holdings, Inc.                    123,365
    4,446   Landec Corp. (b)                           59,576
    2,738   LSB Industries, Inc. (b)                   77,266
    1,632   Penford Corp.                              41,763
                                                -------------
                                                      632,437
                                                -------------
            Commercial Banks--6.6%
    2,316   Bank of the Ozarks, Inc.                   60,679
    3,961   Cascade Bancorp                            55,137
    4,132   Chemical Financial Corp.                   98,300
    3,021   City Holding Co.                          102,231
    3,523   CoBiz Financial, Inc.                      52,387
    5,500   Community Bank System, Inc.               109,285
    2,189   Greene BancShares, Inc.                    42,029


            Commercial Banks (Continued)
    2,538   Independent Bank Corp.            $        69,084
    4,086   Nara Bancorp, Inc.                         47,684
    6,128   NBT Bancorp, Inc.                         139,840
    4,047   PrivateBancorp, Inc.                      132,135
    3,895   Renasant Corp.                             84,015
    2,798   Seacoast Banking Corp. of Florida          28,763
    4,754   Texas Capital Bancshares, Inc. (b)         86,761
    2,853   West Coast Bancorp                         52,781
                                                -------------
                                                    1,161,111
                                                -------------
            Commercial Services & Supplies--7.4%
    2,898   American Ecology Corp.                     68,045
    4,908   Bowne & Co., Inc.                          86,381
    9,502   CBIZ, Inc. (b)                             93,215
    2,402   CDI Corp.                                  58,273
    2,473   COMSYS IT Partners, Inc. (b)               39,024
    1,850   Cornell Cos., Inc. (b)                     43,142
    2,046   Courier Corp.                              67,538
    2,021   CRA International, Inc. (b)                96,219
    4,673   Ennis, Inc.                                84,114
    4,610   Hudson Highland Group, Inc. (b)            38,770
    1,239   ICF International, Inc. (b)                31,297
    5,095   Innerworkings, Inc. (b)                    87,940
    7,637   Kforce, Inc. (b)                           74,461
    4,643   LECG Corp. (b)                             69,924
    6,462   On Assignment, Inc. (b)                    45,299
    3,192   Pike Electric Corp. (b)                    53,498
    1,966   Schawk, Inc.                               30,512
   10,400   Spherion Corp. (b)                         75,712
    3,312   Team, Inc. (b)                            121,152
    1,218   Waste Industries USA, Inc.                 44,213
                                                -------------
                                                    1,308,729
                                                -------------
            Communications Equipment--1.4%
    2,800   Anaren, Inc. (b)                           46,172
    2,814   EMS Technologies, Inc. (b)                 85,095
    6,785   Ixia (b)                                   64,322
    3,740   Oplink Communications, Inc. (b)            57,409
                                                -------------
                                                      252,998
                                                -------------
            Computers & Peripherals--0.7%
    3,840   STEC, Inc. (b)                             33,562
    3,842   Stratasys, Inc. (b)                        99,277
                                                -------------
                                                      132,839
                                                -------------
            Construction & Engineering--0.8%
    1,894   Integrated Electrical Services,
               Inc. (b)                                35,588
    1,279   Michael Baker Corp. (b)                    52,567
    1,643   Northwest Pipe Co. (b)                     64,307
                                                -------------
                                                      152,462
                                                -------------
            Consumer Finance--0.4%
    5,098   First Cash Financial Services,
               Inc. (b)                                74,839
                                                -------------

                       See Notes to Financial Statements.               Page 41

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Diversified Consumer
               Services--0.5%
      977   CPI Corp.                         $        23,008
    4,379   Universal Technical Institute,
               Inc. (b)                                74,443
                                                -------------
                                                       97,451
                                                -------------
            Diversified Financial
               Services--0.3%
    1,992   ASTA Funding, Inc.                         52,668
                                                -------------
            Diversified Telecommunication
               Services--2.3%
    7,854   Alaska Communications Systems
               Group, Inc.                            117,811
    1,753   Atlantic Tele-Network, Inc.                59,216
    4,286   Consolidated Communications
               Holdings, Inc.                          85,291
    5,058   FairPoint Communications, Inc.             65,855
    5,776   Iowa Telecommunications Services,
               Inc.                                    93,918
                                                -------------
                                                      422,091
                                                -------------
            Electrical Equipment--0.7%
    2,173   Azz, Inc. (b)                              61,605
    3,684   LSI Industries, Inc.                       67,048
                                                -------------
                                                      128,653
                                                -------------
            Electronic Equipment &
               Instruments--3.7%
    6,598   CTS Corp.                                  65,518
    2,806   FARO Technologies, Inc. (b)                76,267
   15,397   Kemet Corp. (b)                           102,082
    3,446   LoJack Corp. (b)                           57,927
    6,870   Methode Electronics, Inc.                 112,943
    3,403   Park Electrochemical Corp.                 96,101
    3,032   SYNNEX Corp. (b)                           59,427
    7,771   TTM Technologies, Inc. (b)                 90,610
                                                -------------
                                                      660,875
                                                -------------
            Energy Equipment & Services--4.9%
    4,784   Bronco Drilling Co., Inc. (b)              71,042
    1,312   Dawson Geophysical Co. (b)                 93,756
    2,043   Gulf Island Fabrication, Inc.              64,784
    4,889   Matrix Service Co. (b)                    106,679
   16,434   Newpark Resources, Inc. (b)                89,565
      840   OYO Geospace Corp. (b)                     63,302
    9,114   Pioneer Drilling Co. (b)                  108,275
    2,746   Superior Well Services, Inc. (b)           58,270
    2,237   T-3 Energy Services, Inc. (b)             105,161
    2,318   Trico Marine Services, Inc. (b)            85,812
    2,125   Union Drilling, Inc. (b)                   33,511
                                                -------------
                                                      880,157
                                                -------------
            Food & Staples Retailing--1.4%
    2,465   Nash Finch Co.                             86,965


            Food & Staples Retailing (Continued)
    2,263   PriceSmart, Inc.                    $      68,026
    3,919   Spartan Stores, Inc.                       89,549
                                                -------------
                                                      244,540
                                                -------------
            Food Products--1.1%
   14,844   Darling International, Inc. (b)           171,596
    1,532   Imperial Sugar Co.                         28,756
                                                -------------
                                                      200,352
                                                -------------
            Gas Utilities--0.7%
    3,719   Laclede Group (The), Inc.                 127,339
                                                -------------

            Health Care Equipment &
               Supplies--4.8%
    2,019   Aspect Medical Systems, Inc. (b)           28,266
    1,533   Cynosure, Inc. (b)                         40,563
    2,355   Datascope Corp.                            85,722
    2,329   ICU Medical, Inc. (b)                      83,867
    3,350   IRIS International, Inc. (b)               65,727
    1,681   Kensey Nash Corp. (b)                      50,296
    2,707   Medical Action Industries, Inc. (b)        56,441
    3,260   Natus Medical, Inc. (b)                    63,081
    5,647   Quidel Corp. (b)                          109,947
    5,942   Symmetry Medical, Inc. (b)                103,569
    1,490   Vital Signs, Inc.                          76,169
    3,681   Zoll Medical Corp. (b)                     98,356
                                                -------------
                                                      862,004
                                                -------------
            Health Care Providers &
               Services--6.3%
    1,969   Air Methods Corp. (b)                      97,800
    4,520   Alliance Imaging, Inc. (b)                 43,482
    2,293   American Dental Partners, Inc. (b)         22,999
    2,161   Bio-Reference Laboratories, Inc. (b)       70,621
    5,438   Cross Country Healthcare, Inc. (b)         77,437
    1,700   Emergency Medical Services Corp. (b)       49,776
    4,763   Gentiva Health Services, Inc. (b)          90,688
    3,943   Matria Healthcare, Inc. (b)                93,725
    2,378   Medcath Corp. (b)                          58,404
    2,209   MWI Veterinary Supply, Inc. (b)            88,360
    6,033   Odyssey HealthCare, Inc. (b)               66,725
    2,137   Providence Service (The) Corp. (b)         60,135
    3,210   RehabCare Group, Inc. (b)                  72,418
    4,648   Res-Care, Inc. (b)                        116,944
    7,015   Sun Healthcare Group, Inc. (b)            120,447
                                                -------------
                                                    1,129,961
                                                -------------
            Health Care Technology--0.2%
    1,874   Computer Programs & Systems, Inc.          42,615
                                                -------------
            Hotels, Restaurants & Leisure--3.7%
    5,222   AFC Enterprises (b)                        59,113
    3,320   BJ'S Restaurants, Inc. (b)                 53,983
    2,825   Buffalo Wild Wings, Inc. (b)               65,597
    5,346   California Pizza Kitchen, Inc. (b)         83,237

Page 42              See Notes to Financial Statements.

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Hotels, Restaurants & Leisure (Continued)
    3,940   Marcus (The) Corp.                  $      60,873
    2,714   McCormick & Schmick's Seafood
               Restaurants, Inc. (b)                   32,378
    2,162   Monarch Casino & Resort, Inc. (b)          52,061
    2,045   Morton's Restaurant Group, Inc. (b)        19,080
    2,553   Peet's Coffee & Tea, Inc. (b)              74,216
    2,853   Red Robin Gourmet Burgers, Inc. (b)        91,267
    4,760   Steak N Shake (The) Co. (b)                51,884
    2,462   Town Sports International Holdings,
               Inc. (b) 23,537
                                                -------------
                                                      667,226
                                                -------------
            Household Durables--1.1%
    5,221   Helen of Troy Ltd. (b)                     89,488
    1,654   Lifetime Brands, Inc.                      21,469
    2,639   Universal Electronics, Inc. (b)            88,248
                                                -------------
                                                      199,205
                                                -------------
            Household Products--0.6%
    2,922   WD-40 Co.                                 110,948
                                                -------------
            Industrial Conglomerates--0.7%
    3,326   Raven Industries, Inc.                    127,685
                                                -------------
            Insurance--2.9%
    9,776   American Equity Investment Life
               Holding Co.                             81,043
    1,777   American Physicians Capital, Inc.          73,674
    2,786   First Mercury Financial Corp. (b)          67,978
    6,610   Meadowbrook Insurance Group,
               Inc. (b)                                62,200
    5,114   OneBeacon Insurance Group Ltd.            109,952
    2,866   Seabright Insurance Holdings (b)           43,219
    3,142   Stewart Information Services Corp.         81,975
                                                -------------
                                                      520,041
                                                -------------
            Internet & Catalog Retail--1.2%
    3,617   FTD Group, Inc.                            46,587
    2,547   Gaiam, Inc. (b)                            75,595
    4,472   PetMed Express, Inc. (b)                   54,111
    3,253   Stamps.com, Inc. (b)                       39,622
                                                -------------
                                                      215,915
                                                -------------
            Internet Software & Services--1.8%
    3,769   Greenfield Online, Inc. (b)                55,065
    5,320   Perficient, Inc. (b)                       83,737
   11,419   SonicWALL, Inc. (b)                       122,411
    4,896   Vignette Corp. (b)                         71,531
                                                -------------
                                                      332,744
                                                -------------
            IT Services--1.9%
    9,824   Ciber, Inc. (b)                            60,025
    6,130   infoUSA, Inc.                              54,741
    3,669   ManTech International Corp.,
               Class A (b)                            160,775


            IT Services (Continued)
    2,410   SI International, Inc. (b)          $      66,203
                                                -------------
                                                      341,744
                                                -------------
            Leisure Equipment & Products--1.4%
    5,191   Jakks Pacific, Inc. (b)                   122,559
    3,485   RC2 Corp. (b)                              97,824
    4,163   Sturm, Ruger & Co., Inc. (b)               34,470
                                                -------------
                                                      254,853
                                                -------------
            Life Sciences Tools & Services--1.2%
    4,314   Albany Molecular Research, Inc. (b)        62,035
    5,312   Cambrex Corp.                              44,515
    2,356   Kendle International, Inc. (b)            115,255
                                                -------------
                                                      221,805
                                                -------------
            Machinery--8.6%
    4,830   Altra Holdings, Inc. (b)                   80,323
    1,663   American Railcar Industries, Inc.          32,013
    1,370   Ampco-Pittsburgh Corp.                     52,238
    2,268   Badger Meter, Inc.                        101,947
    6,999   Blount International, Inc. (b)             86,158
    5,067   Chart Industries, Inc. (b)                156,569
    3,061   CIRCOR International, Inc.                141,908
    3,442   Columbus McKinnon Corp. (b)               112,278
    2,178   Dynamic Materials Corp.                   128,284
    1,961   Gehl Co. (b)                               31,454
    2,787   Greenbrier Cos., Inc.                      62,039
    2,105   Hardinge, Inc.                             35,322
      974   Hurco Cos., Inc. (b)                       42,515
    2,557   Kadant, Inc. (b)                           75,866
    1,931   L.B. Foster Co., Class A (b)               99,891
    1,983   Lindsay Corp.                             140,178
    2,157   Sun Hydraulics, Corp.                      54,421
      845   Twin Disc, Inc.                            59,801
    5,613   Wabash National Corp.                      43,164
                                                -------------
                                                    1,536,369
                                                -------------
            Marine--0.4%
    1,976   TBS International Ltd. (b)                 65,327
                                                -------------
            Media--2.3%
    5,873   Cox Radio, Inc., Class A (b)               71,357
    2,781   DG Fastchannel, Inc. (b)                   71,305
   10,970   Entravision Communications Corp.,
               Class A (b)                             85,895
    8,665   Journal Communications, Inc.,
               Class A                                 77,465
    3,781   Playboy Enterprises, Inc.,
               Class B (b)                             34,483
    9,712   Sinclair Broadcast Group, Inc.,
               Class A                                 79,736
                                                -------------
                                                      420,241
                                                -------------
            Metals & Mining--0.7%
    3,224   A.M. Castle & Co.                          87,661
    1,853   Claymont Steel Holdings, Inc. (b)          43,268
                                                -------------
                                                      130,929
                                                -------------

                       See Notes to Financial Statements.               Page 43

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Oil, Gas & Consumable Fuels--1.7%
    3,097   DCP Midstream Partners LP (c)       $     142,307
    7,870   PetroQuest Energy, Inc. (b)               112,541
    1,677   TransMontaigne Partners LP (c)             47,610
                                                -------------
                                                      302,458
                                                -------------
            Paper & Forest Products--2.1%
    7,187   Buckeye Technologies, Inc. (b)             89,838
    8,235   Glatfelter                                126,077
    2,715   Neenah Paper, Inc.                         79,142
    2,871   Schweitzer-Mauduit International,
               Inc.                                    74,388
                                                -------------
                                                      369,445
                                                -------------
            Personal Products--1.0%
    5,000   Elizabeth Arden, Inc. (b)                 101,750
    1,731   Inter Parfums, Inc.                        31,106
    6,450   Prestige Brands Holdings, Inc. (b)         48,246
                                                -------------
                                                      181,102
                                                -------------
            Pharmaceuticals--0.9%
    2,525   Bradley Pharmaceuticals, Inc. (b)          49,743
    2,337   Obagi Medical Products, Inc. (b)           42,744
    8,671   Salix Pharmaceuticals Ltd. (b)             68,327
                                                -------------
                                                      160,814
                                                -------------
            Road & Rail--0.4%
    4,351   Celadon Group, Inc. (b)                    39,855
    2,770   Marten Transport Ltd. (b)                  38,642
                                                -------------
                                                       78,497
                                                -------------
            Semiconductors & Semiconductor
               Equipment--1.8%
   14,756   Cirrus Logic, Inc. (b)                     77,912
    3,882   Cohu, Inc.                                 59,395
    9,392   Mattson Technology, Inc. (b)               80,395
    4,989   Rudolph Technologies, Inc. (b)             56,475
    3,553   Ultra Clean Holdings (b)                   43,347
                                                -------------
                                                      317,524
                                                -------------
            Software--1.6%
   11,095   Actuate Corp. (b)                          86,208
    1,547   Interactive Intelligence, Inc. (b)         40,763
    4,471   Radiant Systems, Inc. (b)                  77,035
    7,107   Tyler Technologies, Inc. (b)               91,610
                                                -------------
                                                      295,616
                                                -------------
            Specialty Retail--2.8%
    3,720   A.C. Moore Arts & Crafts, Inc. (b)         51,150
    3,811   Big 5 Sporting Goods Corp.                 54,955
    6,740   Casual Male Retail Group, Inc. (b)         34,913
    5,635   Cato (The) Corp., Class A                  88,244
    2,192   Conn's, Inc. (b)                           37,505
    3,309   Jos. A. Bank Clothiers, Inc. (b)           94,141
    2,712   Midas, Inc. (b)                            39,758


            Specialty Retail (Continued)
    3,700   Monro Muffler Brake, Inc.           $      72,113
    2,631   West Marine, Inc. (b)                      23,626
                                                -------------
                                                      496,405
                                                -------------
            Textiles, Apparel & Luxury
               Goods--2.2%
    3,436   Maidenform Brands, Inc. (b)                46,489
    3,545   Movado Group, Inc.                         89,653
    2,126   Perry Ellis International, Inc. (b)        32,698
    3,370   Steven Madden Ltd. (b)                     67,400
    2,573   True Religion Apparel, Inc. (b)            54,934
    2,631   UniFirst Corp.                             99,978
                                                -------------
                                                      391,152
                                                -------------
            Thrifts & Mortgage Finance--1.8%
    3,524   Anchor BanCorp Wisconsin, Inc.             82,884
    9,671   Bank Mutual Corp.                         102,223
    5,771   Dime Community Bancshares                  73,696
    1,160   WSFS Financial Corp.                       58,232
                                                -------------
                                                      317,035
                                                -------------
            Tobacco--0.4%
   17,591   Alliance One International, Inc. (b)       71,595
                                                -------------
            Trading Companies &
               Distributors--0.5%
    4,775   Rush Enterprises, Inc., Class A (b)        86,810
                                                -------------
            Water Utilities--1.4%
    3,133   American States Water Co.                 118,051
    2,386   SJW Corp.                                  82,723
    4,425   Southwest Water Co.                        55,401
                                                -------------
                                                      256,175
                                                -------------
            Wireless Telecommunication
               Services--0.3%
    4,247   USA Mobility, Inc.                         60,732
                                                -------------

            Total Investments--100.3%
            (Cost $19,454,663)                     18,041,010
            Net Other Assets and
               Liabilities--(0.3%)                    (48,209)
                                                -------------
            Net Assets--100.0%                  $  17,992,801
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.

(c) Master limited partnership ("MLP").


Page 44                See Notes to Financial Statements.

FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND

PORTFOLIO OF INVESTMENTS (A)
DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--99.8%
            Building Products--0.8%
   22,949   Masco Corp.                         $     495,928
                                                -------------
            Chemicals--2.7%
   38,347   Dow Chemical (The) Co.                  1,511,639
    3,759   Olin Corp.                                 72,661
    6,407   RPM International, Inc.                   130,062
                                                -------------
                                                    1,714,362
                                                -------------
            Commercial Banks--29.2%
    7,755   Associated Banc-Corp.                     210,083
    3,869   BancorpSouth, Inc.                         91,347
   39,957   BB&T Corp.                              1,225,481
    1,416   Chemical Financial Corp.                   33,687
    8,984   Citizens Banking Corp.                    130,358
   11,654   Colonial BancGroup (The), Inc.            157,795
   12,960   Comerica, Inc.                            564,149
    1,678   Community Bank System, Inc.                33,342
    5,599   F.N.B. Corp.                               82,305
   44,814   Fifth Third Bancorp.                    1,126,176
    1,280   First Charter Corp.                        38,221
    3,282   First Financial Bancorp                    37,415
   16,945   First Horizon National Corp.              307,552
    2,830   First Midwest Bancorp, Inc.                86,598
    6,119   FirstMerit Corp.                          122,441
   13,198   Fulton Financial Corp.                    148,082
   38,824   Huntington Bancshares, Inc.               573,042
   33,479   KeyCorp                                   785,083
   75,251   National City Corp.                     1,238,631
    2,666   National Penn Bancshares, Inc.             40,363
    1,513   NBT Bancorp, Inc.                          34,527
    5,422   Old National Bancorp                       81,113
    2,991   Pacific Capital Bancorp                    60,209
      924   Park National Corp.                        59,598
   18,351   PNC Financial Services Group, Inc.      1,204,743
   22,910   Popular, Inc.                             242,846
    2,630   Provident Bankshares Corp.                 56,256
    1,410   S&T Bancorp., Inc.                         38,972
    4,466   South Financial Group (The), Inc.          69,804
   20,043   SunTrust Banks, Inc.                    1,252,487
    4,171   Susquehanna Bancshares, Inc.               76,913
    9,107   TCF Financial Corp.                       163,289
    2,672   Trustmark Corp.                            67,762
   67,764   U.S. Bancorp                            2,150,829
    2,353   United Bankshares, Inc.                    65,931
    7,723   Valley National Bancorp                   147,200
   24,958   W Holding Co., Inc.                        30,698
   82,339   Wachovia Corp.                          3,131,351
   89,398   Wells Fargo & Co.                       2,698,925
    1,316   WesBanco, Inc.                             27,110
    4,311   Whitney Holding Corp.                     112,733
    3,748   Wilmington Trust Corp.                    131,930
                                                -------------
                                                   18,937,377
                                                -------------

            Commercial Services &
               Supplies--0.0%
    1,622   Kimball International, Inc.         $      22,221
                                                -------------
            Diversified Financial
               Services--19.2%
  156,334   Bank of America Corp.                   6,450,341
  202,403   Citigroup, Inc.                         5,958,744
                                                -------------
                                                   12,409,085
                                                -------------
            Diversified Telecommunication
               Services--13.2%
  127,179   AT&T, Inc.                              5,285,559
   74,423   Verizon Communications, Inc.            3,251,541
                                                -------------
                                                    8,537,100
                                                -------------
            Electric Utilities--5.2%
    2,729   Cleco Corp.                                75,866
    5,506   DPL, Inc.                                 163,253
    2,359   Empire District Electric (The) Co.         53,738
    6,765   Great Plains Energy, Inc.                 198,350
    1,252   Otter Tail Corp.                           43,319
    9,559   Pepco Holdings, Inc.                      280,365
    6,861   Pinnacle West Capital Corp.               290,975
   17,977   Progress Energy, Inc.                     870,626
   35,597   Southern Co.                            1,379,384
                                                -------------
                                                    3,355,876
                                                -------------
            Gas Utilities--1.1%
    4,906   AGL Resources, Inc.                       184,661
    5,839   Atmos Energy Corp.                        163,726
    1,224   Laclede Group (The), Inc.                  41,910
    2,704   Nicor, Inc.                               114,514
    3,697   Piedmont Natural Gas Co., Inc.             96,714
    2,877   WGL Holdings, Inc.                         94,251
                                                -------------
                                                      695,776
                                                -------------
            Household Durables--0.1%
    2,249   Tupperware Brands Corp.                    74,285
                                                -------------
            Insurance--1.4%
    6,499   Arthur J. Gallagher & Co.                 157,211
    8,160   Cincinnati Financial Corp.                322,647
    2,645   Commerce Group (The), Inc.                 95,167
    1,524   Mercury General Corp.                      75,910
    2,707   Unitrin, Inc.                             129,909
    2,533   Zenith National Insurance Corp.           113,301
                                                -------------
                                                      894,145
                                                -------------
            Metals & Mining--0.3%
    2,871   Nucor Corp.                               170,021
                                                -------------
            Multi-Utilities--6.3%
   13,600   Ameren Corp.                              737,256
    1,695   Black Hills Corp.                          74,750
    1,085   CH Energy Group, Inc.                      48,326
   18,020   Consolidated Edison, Inc.                 880,277

                       See Notes to Financial Statements.               Page 45

FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND

DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Multi-Utilities (Continued)
   13,516   Dominion Resources, Inc.            $     641,334
   10,975   DTE Energy Co.                            482,461
   10,020   Energy East Corp.                         272,644
    5,352   NSTAR                                     193,849
    4,834   OGE Energy Corp.                          175,426
    5,867   Puget Energy, Inc.                        160,932
    6,054   SCANA Corp.                               255,176
    4,671   Vectren Corp.                             135,506
                                                -------------
                                                    4,057,937
                                                -------------
            Pharmaceuticals--10.1%
   70,822   Bristol-Myers Squibb Co.                1,878,199
  204,903   Pfizer, Inc.                            4,657,446
                                                -------------
                                                    6,535,645
                                                -------------
            Real Estate Investment
               Trusts--0.3%
    4,674   Rayonier, Inc.                            220,800
                                                -------------
            Thrifts & Mortgage
               Finance--3.1%
    5,526   Astoria Financial Corp.                   128,590
    4,412   Corus Bankshares, Inc.                     47,076
    7,075   First Niagara Financial Group, Inc.        85,183
    1,528   Flagstar Bancorp, Inc.                     10,650
    4,792   Washington Federal, Inc.                  101,159
  119,923   Washington Mutual, Inc.                 1,632,152
                                                -------------
                                                    2,004,810
                                                -------------
            Tobacco--6.8%
   50,877   Altria Group, Inc.                      3,845,283
    9,767   UST, Inc.                                 535,232
                                                -------------
                                                    4,380,515
                                                -------------

            Total Investments--99.8%
            (Cost $76,588,671)                     64,505,883
            Net Other Assets and
               Liabilities--0.2%                      144,606
                                                -------------
            Net Assets--100.0%                  $  64,650,489
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.


Page 46                See Notes to Financial Statements.

FIRST TRUST IPOX-100 INDEX FUND

PORTFOLIO OF INVESTMENTS (A)
DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--100.2%
            Aerospace & Defense--1.6%
    2,812   DynCorp International, Inc.,
               Class A (b)                      $      75,587
    6,879   Spirit Aerosystems Holdings, Inc.,
               Class A (b)                            237,325
    2,328   TransDigm Group, Inc. (b)                 105,155
                                                -------------
                                                      418,067
                                                -------------
            Biotechnology--0.2%
    3,005   Theravance, Inc. (b)                       58,598
                                                -------------
            Building Products--0.3%
    3,401   Goodman Global, Inc. (b)                   83,461
                                                -------------
            Capital Markets--5.5%
   11,441   Ameriprise Financial, Inc.                630,513
    1,451   GFI Group, Inc. (b)                       138,890
    1,331   Greenhill & Co., Inc.                      88,485
    5,321   Lazard Ltd., Class A                      216,458
    5,902   MF Global Ltd. (b)                        185,736
    3,658   Och-Ziff Capital Management
               Group, Class A                          96,132
    3,107   optionsXpress Holdings, Inc.              105,079
                                                -------------
                                                    1,461,293
                                                -------------
            Chemicals--4.5%
    7,461   Celanese Corp., Class A                   315,749
    2,756   CF Industries Holding, Inc.               303,325
   10,953   Huntsman Corp.                            281,492
    7,048   Nalco Holding Co.                         170,421
    3,644   Rockwood Holdings, Inc. (b)               121,054
                                                -------------
                                                    1,192,041
                                                -------------
            Commercial Services &
               Supplies--1.1%
    4,292   EnergySolutions, Inc. (b)                 115,841
    3,091   IHS, Inc., Class A (b)                    187,191
                                                -------------
                                                      303,032
                                                -------------
            Communications Equipment--0.2%
    3,388   Starent Networks Corp. (b)                 61,831
                                                -------------
            Construction & Engineering--1.7%
    4,851   Aecom Technology Corp. (b)                138,593
    8,358   KBR, Inc. (b)                             324,290
                                                -------------
                                                      462,883
                                                -------------
            Consumer Finance--1.3%
   23,560   Discover Financial Services               355,285
                                                -------------
            Diversified Financial Services--4.4%
      794   MSCI, Inc., Class A (b)                    30,490
   13,074   NYSE Euronext                           1,147,505
                                                -------------
                                                    1,177,995
                                                -------------

            Diversified Telecommunication
               Services--1.4%
    7,539   Embarq Corp.                        $     373,407
                                                -------------
            Electric Utilities--0.5%
    2,110   ITC Holdings Corp.                        119,046
                                                -------------
            Electrical Equipment--5.9%
    3,846   First Solar, Inc. (b)                   1,027,420
    4,135   SunPower Corp., Class A (b)               539,163
                                                -------------
                                                    1,566,583
                                                -------------
            Electronic Equipment &
               Instruments--4.4%
    5,446   Dolby Laboratories, Inc.,
               Class A (b)                            270,775
   24,529   Tyco Electronics Ltd.                     910,762
                                                -------------
                                                    1,181,537
                                                -------------
            Energy Equipment &
               Services--1.5%
    5,166   Cal Dive International, Inc. (b)           68,398
    3,601   Complete Production Services,
               Inc. (b)                                64,710
    4,234   Dresser-Rand Group, Inc. (b)              165,337
    4,383   Hercules Offshore, Inc. (b)               104,228
                                                -------------
                                                      402,673
                                                -------------
            Health Care Equipment &
               Supplies--5.0%
   24,564   Covidien Ltd.                           1,087,939
    5,142   ev3, Inc. (b)                              65,355
    2,696   Masimo Corp. (b)                          106,357
    1,732   NuVasive, Inc. (b)                         68,449
                                                -------------
                                                    1,328,100
                                                -------------
            Health Care Providers &
               Services--0.9%
    5,013   Brookdale Senior Living, Inc.             142,419
    2,058   WellCare Health Plans, Inc. (b)            87,280
                                                -------------
                                                      229,699
                                                -------------
            Hotels, Restaurants &
               Leisure--3.1%
    6,671   Burger King Holdings, Inc.                190,190
    1,929   Life Time Fitness, Inc. (b)                95,833
    9,240   Tim Hortons, Inc.                         341,233
    8,778   Wyndham Worldwide Corp.                   206,810
                                                -------------
                                                      834,066
                                                -------------
            Independent Power Producers &
               Energy Traders--0.4%
    2,048   Ormat Technologies, Inc.                  112,660
                                                -------------
            Insurance--3.7%
    2,981   Allied World Assurance Holdings Ltd.      149,557
    3,341   Assured Guaranty Ltd.                      88,670
   21,641   Genworth Financial Inc., Class A          550,763
    4,912   OneBeacon Insurance Group Ltd.            105,608


                       See Notes to Financial Statements.               Page 47

FIRST TRUST IPOX-100 INDEX FUND

DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Insurance (Continued)
    3,661   Validus Holdings Ltd. (b)           $      95,113
                                                -------------
                                                      989,711
                                                -------------
            Internet Software &
               Services--11.4%
    2,097   DealerTrack Holdings, Inc. (b)             70,187
    3,845   Google, Inc., Class A (b)               2,658,741
    2,943   Omniture, Inc. (b)                         97,972
    2,155   VistaPrint Ltd. (b)                        92,342
    2,834   WebMD Health Corp., Class A (b)           116,392
                                                -------------
                                                    3,035,634
                                                -------------
            IT Services--10.9%
   10,448   Genpact Ltd. (b)                          159,123
    6,500   MasterCard, Inc., Class A               1,398,800
    3,794   NeuStar, Inc., Class A (b)                108,812
    8,232   SAIC, Inc. (b)                            165,628
    4,020   VeriFone Holdings, Inc. (b)                93,465
   37,047   Western Union Co.                         899,501
    1,962   Wright Express Corp. (b)                   69,631
                                                -------------
                                                    2,894,960
                                                -------------
            Machinery--0.7%
    1,846   Bucyrus International, Inc.,
               Class A                                183,474
                                                -------------
            Marine--0.3%
    1,424   Genco Shipping & Trading Ltd.              77,978
                                                -------------
            Media--11.8%
    5,255   Cinemark Holdings, Inc.                    89,335
    4,917   DreamWorks Animation SKG,
               Inc., Class A (b)                      125,580
    2,171   Morningstar, Inc. (b)                     168,795
   48,196   Time Warner Cable, Inc., Class A (b)    1,330,210
   32,376   Viacom, Inc., Class B (b)               1,421,954
                                                -------------
                                                    3,135,874
                                                -------------
            Oil, Gas & Consumable
               Fuels--8.3%
    3,237   Alpha Natural Resources, Inc. (b)         105,138
    1,327   Atlas America, Inc.                        78,532
    2,217   Bill Barrett Corp. (b)                     92,826
    3,737   Concho Resources, Inc. (b)                 77,020
    8,291   Continental Resources, Inc. (b)           216,644
    2,088   Copano Energy LLC                          75,899
    4,250   CVR Energy, Inc. (b)                      105,995
    5,155   EXCO Resources, Inc. (b)                   79,799
    2,230   Foundation Coal Holdings, Inc.            117,075
    6,998   SandRidge Energy, Inc. (b)                250,948
   31,195   Spectra Energy Corp.                      805,454
    3,761   W&T Offshore, Inc.                        112,680
    3,359   Western Refining, Inc.                     81,321
                                                -------------
                                                    2,199,331
                                                -------------

            Personal Products--0.9%
    4,496   Bare Escentuals, Inc. (b)           $     109,028
    3,354   Herbalife Ltd.                            135,099
                                                -------------
                                                      244,127
                                                -------------
            Pharmaceuticals--0.8%
   12,362   Warner Chilcott Ltd., Class A (b)         219,178
                                                -------------
            Real Estate Management &
               Development--0.9%
   11,354   CB Richard Ellis Group, Inc.,
               Class A (b)                            244,679
                                                -------------
            Road & Rail--1.0%
   15,873   Hertz Global Holdings, Inc. (b)           252,222
                                                -------------
            Semiconductors & Semiconductor
               Equipment--1.2%
    2,802   Atheros Communications (b)                 85,573
    1,529   Hittite Microwave Corp. (b)                73,025
    2,961   SiRF Technology Holdings, Inc. (b)         74,410
    2,361   Tessera Technologies, Inc. (b)             98,218
                                                -------------
                                                      331,226
                                                -------------
            Software--0.3%
    3,195   Solera Holdings, Inc. (b)                  79,172
                                                -------------
            Specialty Retail--0.6%
    3,033   J. Crew Group, Inc. (b)                   146,221
                                                -------------
            Textiles, Apparel & Luxury
               Goods--1.0%
    4,068   Crocs, Inc. (b)                           149,744
    4,697   Hanesbrands, Inc. (b)                     127,617
                                                -------------
                                                      277,361
                                                -------------
            Trading Companies &
               Distributors--0.8%
    3,869   Aircastle Ltd.                            101,871
    2,588   UAP Holding Corp.                          99,897
                                                -------------
                                                      201,768
                                                -------------
            Wireless Telecommunication
               Services--1.7%
    8,099   Clearwire Corp., Class A (b)              111,037
   17,141   MetroPCS Communications, Inc. (b)         333,393
                                                -------------
                                                      444,430
                                                -------------

            Total Investments--100.2%
            (Cost $24,691,056)                     26,679,603
            Net Other Assets and
               Liabilities--(0.2%)                    (46,872)
                                                -------------
            Net Assets--100.0%                  $  26,632,731
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.



Page 48                See Notes to Financial Statements.

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (A)
DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--100.3%
            Air Freight & Logistics--2.0%
    6,008   C.H. Robinson Worldwide, Inc.       $     325,153
    6,770   Expeditors International of
               Washington, Inc.                       302,484
                                                -------------
                                                      627,637
                                                -------------
            Airlines--2.0%
    8,171   Ryanair Holdings PLC ADR (b)              322,264
    8,064   UAL Corp. (b)                             287,562
                                                -------------
                                                      609,826
                                                -------------
            Beverages--1.0%
    6,705   Hansen Natural Corp. (b)                  296,964
                                                -------------
            Biotechnology--7.6%
    6,316   Amgen, Inc. (b)                           293,315
    8,277   Amylin Pharmaceuticals, Inc. (b)          306,249
    4,169   Biogen Idec, Inc. (b)                     237,299
    6,266   Celgene Corp. (b)                         289,552
    4,134   Cephalon, Inc. (b)                        296,656
    4,351   Genzyme Corp. (b)                         323,889
    6,852   Gilead Sciences, Inc. (b)                 315,261
   12,480   Vertex Pharmaceuticals, Inc. (b)          289,910
                                                -------------
                                                    2,352,131
                                                -------------
            Chemicals--1.0%
    5,876   Sigma-Aldrich Corp.                       320,830
                                                -------------
            Commercial Services &
               Supplies--3.0%
    9,396   Cintas Corp.                              315,893
    9,155   Monster Worldwide, Inc. (b)               296,622
    5,302   Stericycle, Inc. (b)                      314,939
                                                -------------
                                                      927,454
                                                -------------
            Communications Equipment--5.2%
   11,210   Cisco Systems, Inc. (b)                   303,455
    9,641   Juniper Networks, Inc. (b)                320,081
    7,818   QUALCOMM, Inc.                            307,638
    3,213   Research In Motion Ltd. (b)               364,354
   45,655   Tellabs, Inc. (b)                         298,584
                                                -------------
                                                    1,594,112
                                                -------------
            Computers & Peripherals--6.0%
    1,669   Apple Computer, Inc. (b)                  330,596
   12,894   Dell, Inc. (b)                            316,032
    9,055   Logitech International S.A. (b)           331,775
   11,934   Network Appliance, Inc. (b)               297,873
    8,242   SanDisk Corp. (b)                         273,387
   16,002   Sun Microsystems, Inc. (b)                290,116
                                                -------------
                                                    1,839,779
                                                -------------
            Construction & Engineering--1.0%
    2,003   Foster Wheeler Ltd. (b)                   310,505
                                                -------------

            Diversified Consumer
               Services--1.0%
    4,308   Apollo Group, Inc., Class A (b)     $     302,206
                                                -------------
            Diversified Telecommunication
               Services--0.9%
   91,046   Level 3 Communications, Inc. (b)          276,780
                                                -------------
            Electronic Equipment &
               Instruments--1.0%
   26,619   Flextronics International Ltd. (b)        321,025
                                                -------------
            Food & Staples Retailing--2.0%
    4,490   Costco Wholesale Corp.                    313,223
    7,318   Whole Foods Market, Inc.                  298,574
                                                -------------
                                                      611,797
                                                -------------
            Health Care Equipment &
               Supplies--3.1%
    7,073   DENTSPLY International, Inc.              318,426
    4,947   Hologic, Inc. (b)                         339,562
      935   Intuitive Surgical, Inc. (b)              303,408
                                                -------------
                                                      961,396
                                                -------------
            Health Care Providers &
               Services--3.1%
    4,449   Express Scripts, Inc. (b)                 324,777
    5,163   Henry Schein, Inc. (b)                    317,008
    9,707   Patterson Cos., Inc. (b)                  329,553
                                                -------------
                                                      971,338
                                                -------------
            Hotels, Restaurants &
               Leisure--1.9%
   14,363   Starbucks Corp. (b)                       294,011
    2,627   Wynn Resorts Ltd. (b)                     294,565
                                                -------------
                                                      588,576
                                                -------------
            Household Durables--0.9%
    2,995   Garmin Ltd.                               290,515
                                                -------------
            Internet & Catalog Retail--3.9%
    3,461   Amazon.com, Inc. (b)                      320,627
    9,357   Expedia, Inc. (b)                         295,868
   11,381   IAC/InterActiveCorp (b)                   306,377
   14,936   Liberty Media Corp. - Interactive,
               Class A (b)                            284,979
                                                -------------
                                                    1,207,851
                                                -------------
            Internet Software & Services--6.0%
    8,467   Akamai Technologies, Inc. (b)             292,958
      830   Baidu.com, Inc. ADR (b)                   324,023
    9,315   eBay, Inc. (b)                            309,165
      449   Google, Inc., Class A (b)                 310,475
    8,229   VeriSign, Inc. (b)                        309,493
   12,826   Yahoo!, Inc. (b)                          298,333
                                                -------------
                                                    1,844,447
                                                -------------


                       See Notes to Financial Statements.               Page 49

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (A) (CONTINUED
DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            IT Services--4.0%
    9,269   Cognizant Technology Solutions
               Corp., Class A (b)               $     314,590
    5,794   Fiserv, Inc. (b)                          321,509
    7,181   Infosys Technologies Ltd. ADR             325,730
    7,928   Paychex, Inc.                             287,152
                                                -------------
                                                    1,248,981
                                                -------------
            Machinery--2.2%
    5,404   Joy Global, Inc.                          355,691
    5,793   PACCAR, Inc.                              315,603
                                                -------------
                                                      671,294
                                                -------------
            Media--7.9%
   17,627   Comcast Corp., Class A (b)                321,869
   11,756   Discovery Holding Co., Class A (b)        295,546
    8,089   EchoStar Communications Corp.,
               Class A (b)                            305,117
    5,726   Focus Media Holding Ltd. ADR (b)          325,293
    6,318   Lamar Advertising Co., Class A            303,706
    7,829   Liberty Global, Inc., Class A (b)         306,819
   90,003   Sirius Satellite Radio, Inc. (b)          272,709
   17,597   Virgin Media, Inc.                        301,613
                                                -------------
                                                    2,432,672
                                                -------------
            Metals & Mining--1.1%
    5,855   Steel Dynamics, Inc.                      348,782
                                                -------------
            Multiline Retail--0.9%
    2,849   Sears Holdings Corp. (b)                  290,740
                                                -------------
            Pharmaceuticals--1.1%
    6,997   Teva Pharmaceutical Industries
               Ltd. ADR                               325,221
                                                -------------
            Semiconductors & Semiconductor
               Equipment--11.0%
   16,628   Altera Corp.                              321,253
   17,364   Applied Materials, Inc.                   308,385
   11,111   Broadcom Corp., Class A (b)               290,442
   11,664   Intel Corp.                               310,962
    6,346   KLA-Tencor Corp.                          305,623
    6,960   Lam Research Corp. (b)                    300,881
   10,100   Linear Technology Corp.                   321,483
   21,195   Marvell Technology Group Ltd. (b)         296,306
   10,401   Microchip Technology, Inc.                326,800
    9,166   NVIDIA Corp. (b)                          311,827
   14,168   Xilinx, Inc.                              309,854
                                                -------------
                                                    3,403,816
                                                -------------
            Software--12.5%
   11,930   Activision, Inc. (b)                      354,320
    7,263   Adobe Systems, Inc. (b)                   310,348
    6,397   Autodesk, Inc. (b)                        318,315
   19,620   BEA Systems, Inc. (b)                     309,604
   18,510   Cadence Design Systems, Inc. (b)          314,855

            Software (Continued)
   14,207   Check Point Software
               Technologies Ltd. (b)            $     311,986
    8,394   Citrix Systems, Inc. (b)                  319,056
    5,643   Electronic Arts, Inc. (b)                 329,608
   10,597   Intuit, Inc. (b)                          334,971
    9,211   Microsoft Corp.                           327,912
   14,908   Oracle Corp. (b)                          336,622
   18,348   Symantec Corp. (b)                        296,137
                                                -------------
                                                    3,863,734
                                                -------------
            Specialty Retail--2.8%
   10,182   Bed Bath & Beyond, Inc. (b)               299,249
   11,315   PetSmart, Inc.                            266,242
   13,270   Staples, Inc.                             306,139
                                                -------------
                                                      871,630
                                                -------------
            Trading Companies &
               Distributors--1.0%
    7,438   Fastenal Co.                              300,644
                                                -------------
            Wireless Telecommunication
               Services--3.2%
    8,184   Leap Wireless International,
               Inc. (b)                               381,701
    2,655   Millicom International Cellular
               S.A. (b)                               313,131
    6,099   NII Holdings, Inc. (b)                    294,704
                                                -------------
                                                      989,536
                                                -------------

            Total Investments--100.3%
            (Cost $32,649,125)                     31,002,219
            Net Other Assets and
               Liabilities--(0.3%)                    (90,917)
                                                -------------
            Net Assets--100.0%                  $  30,911,302
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.

ADR - American Depositary Receipt.


Page 50                See Notes to Financial Statements.

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (A)
DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--100.3%
            Communications Equipment--13.1%
   21,821   Cisco Systems, Inc. (b)             $     590,694
   18,767   Juniper Networks, Inc. (b)                623,064
   15,217   QUALCOMM, Inc.                            598,789
    6,255   Research In Motion Ltd. (b)               709,318
   88,869   Tellabs, Inc. (b)                         581,203
                                                -------------
                                                    3,103,068
                                                -------------
            Computers & Peripherals--15.1%
    3,249   Apple Computer, Inc. (b)                  643,562
   25,099   Dell, Inc. (b)                            615,176
   17,625   Logitech International S.A. (b)           645,781
   23,230   Network Appliance, Inc. (b)               579,821
   16,044   SanDisk Corp. (b)                         532,179
   31,147   Sun Microsystems, Inc. (b)                564,695
                                                -------------
                                                    3,581,214
                                                -------------
            Internet Software & Services--12.6%
   16,480   Akamai Technologies, Inc. (b)             570,208
    1,615   Baidu.com ADR (b)                         630,480
      874   Google, Inc., Class A (b)                 604,354
   16,018   VeriSign, Inc. (b)                        602,437
   24,966   Yahoo!, Inc. (b)                          580,709
                                                -------------
                                                    2,988,188
                                                -------------
            IT Services--5.3%
   18,041   Cognizant Technology Solutions
               Corp., Class A (b)                     612,312
   13,979   Infosys Technologies Ltd. ADR             634,087
                                                -------------
                                                    1,246,399
                                                -------------
            Semiconductors & Semiconductor
               Equipment--28.0%
   32,367   Altera Corp.                              625,330
   33,799   Applied Materials, Inc.                   600,270
   21,628   Broadcom Corp., Class A (b)               565,356
   22,704   Intel Corp.                               605,289
   12,352   KLA-Tencor Corp.                          594,872
   13,548   Lam Research Corp. (b)                    585,680
   19,660   Linear Technology Corp.                   625,778
   41,257   Marvell Technology Group Ltd. (b)         576,773
   20,246   Microchip Technology, Inc.                636,129
   17,841   NVIDIA Corp. (b)                          606,951
   27,579   Xilinx, Inc.                              603,153
                                                -------------
                                                    6,625,581
                                                -------------
            Software--26.2%
   14,137   Adobe Systems, Inc. (b)                   604,074
   12,453   Autodesk, Inc. (b)                        619,661
   38,190   BEA Systems, Inc. (b)                     602,638
   36,030   Cadence Design Systems, Inc. (b)          612,870
   27,654   Check Point Software
               Technologies Ltd. (b)                  607,282
   16,339   Citrix Systems, Inc. (b)                  621,045
   20,628   Intuit, Inc. (b)                          652,051

            Software (Continued)
   17,930   Microsoft Corp.                     $     638,308
   29,019   Oracle Corp. (b)                          655,250
   35,714   Symantec Corp. (b)                        576,424
                                                -------------
                                                    6,189,603
                                                -------------

            Total Investments--100.3%
            (Cost $25,513,950)                     23,734,053
            Net Other Assets and
               Liabilities--(0.3%)                    (82,502)
                                                -------------
            Net Assets--100.0%                  $  23,651,551
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.

ADR - American Depositary Receipt.



                       See Notes to Financial Statements.               Page 51

FIRST TRUST AMEX(R) BIOTECHNOLOGY INDEX FUND

PORTFOLIO OF INVESTMENTS (A)
DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--99.4%
            Biotechnology--78.8%
   68,580   Amgen, Inc. (b)                     $   3,184,855
   84,170   Amylin Pharmaceuticals, Inc. (b)        3,114,290
  250,983   Applera Corp. - Celera Group (b)        3,983,100
   47,915   Biogen Idec, Inc. (b)                   2,727,322
   54,885   Celgene Corp. (b)                       2,536,236
   50,052   Cephalon, Inc. (b)                      3,591,732
   51,210   Genentech, Inc. (b)                     3,434,655
   53,617   Genzyme Corp. (b)                       3,991,249
   91,389   Gilead Sciences, Inc. (b)               4,204,808
  415,013   Human Genome Sciences, Inc. (b)         4,332,736
   83,153   ImClone Systems, Inc. (b)               3,575,579
  194,316   InterMune, Inc. (b)                     2,590,232
  339,465   Millennium Pharmaceuticals, Inc. (b)    5,085,185
  104,708   OSI Pharmaceuticals, Inc. (b)           5,079,385
  191,534   PDL BioPharma, Inc. (b)                 3,355,676
  125,110   Vertex Pharmaceuticals, Inc. (b)        2,906,305
                                                -------------
                                                   57,693,345
                                                -------------
            Life Sciences Tools &
               Services--20.6%
  140,447   Affymetrix, Inc. (b)                    3,249,944
   46,393   Invitrogen Corp. (b)                    4,333,570
   49,259   Millipore Corp. (b)                     3,604,774
  587,027   Nektar Therapeutics (b)                 3,938,951
                                                -------------
                                                   15,127,239
                                                -------------

            Total Investments--99.4%
            (Cost $78,723,195)                     72,820,584
            Net Other Assets and
               Liabilities--0.6%                      420,463
                                                -------------
            Net Assets--100.0%                  $  73,241,047
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.




Page 52                See Notes to Financial Statements.

FIRST TRUST DOW JONES INTERNET INDEX(SM)

FUND PORTFOLIO OF INVESTMENTS (A)
DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--99.0%
            Capital Markets--5.7%
  138,504   E*TRADE Financial Corp. (b)         $     491,689
   78,307   TD Ameritrade Holding Corp. (b)         1,570,839
                                                -------------
                                                    2,062,528
                                                -------------
            Commercial Services &
               Supplies--3.3%
   37,139   Monster Worldwide, Inc. (b)             1,203,304
                                                -------------
            Health Care Technology--3.1%
   17,948   Allscripts Healthcare Solutions,
               Inc. (b)                               348,550
   58,817   HLTH Corp. (b)                            788,148
                                                -------------
                                                    1,136,698
                                                -------------
            Internet & Catalog Retail--18.9%
   40,635   Amazon.com, Inc. (b)                    3,764,425
    6,292   Audible, Inc. (b)                          56,125
   63,975   IAC/InterActiveCorp. (b)                1,722,207
    4,237   Overstock.com, Inc. (b)                    65,801
   11,109   Priceline.com, Inc. (b)                 1,275,980
                                                -------------
                                                    6,884,538
                                                -------------
            Internet Software &
               Services--55.6%
   51,060   Akamai Technologies, Inc. (b)           1,766,676
   25,573   Ariba, Inc. (b)                           285,139
   41,407   Art Technology Group, Inc. (b)            178,878
   14,072   Autobytel, Inc. (b)                        38,698
   15,774   CMGI, Inc. (b)                            206,482
   45,685   CNET Networks, Inc. (b)                   417,561
   12,806   DealerTrack Holdings, Inc. (b)            428,617
   13,011   Digital River, Inc. (b)                   430,274
   39,024   EarthLink, Inc. (b)                       275,900
  110,407   eBay, Inc. (b)                          3,664,407
    5,243   Google, Inc., Class A (b)               3,625,430
   10,696   InfoSpace, Inc.                           201,085
   15,862   Internap Network Services Corp. (b)       132,130
   12,761   Interwoven, Inc. (b)                      181,461
   16,128   j2 Global Communications, Inc. (b)        341,430
    7,303   Jupitermedia Corp. (b)                     27,897
   31,255   RealNetworks, Inc. (b)                    190,343
   20,133   SonicWALL, Inc. (b)                       215,826
   21,942   United Online, Inc.                       259,354
   32,353   ValueClick, Inc. (b)                      708,531
   71,638   VeriSign, Inc. (b)                      2,694,305
    8,632   Vignette Corp. (b)                        126,114
   14,531   Websense, Inc. (b)                        246,736
  153,379   Yahoo!, Inc. (b)                        3,567,596
                                                -------------
                                                   20,210,870
                                                -------------
            IT Services--1.7%
   21,960   CyberSource Corp. (b)                     390,229
   26,368   Sapient Corp. (b)                         232,302
                                                -------------
                                                      622,531
                                                -------------

            Software--10.7%
  113,434   BEA Systems, Inc. (b)               $   1,789,988
   58,097   Check Point Software Technologies
               Ltd. (b)                             1,275,810
   17,872   Quest Software, Inc. (b)                  329,560
   61,783   TIBCO Software, Inc. (b)                  498,589
                                                -------------
                                                    3,893,947
                                                -------------

            Total Common Stocks--99.0%
            (Cost $38,881,967)                     36,014,416
                                                -------------

            Money Market Funds--0.3%
  109,845   J.P. Morgan Institutional Treasury
               Money Market Fund - 3.09% (c)
            (Cost $109,845)                           109,845
                                                -------------

            Total Investments--99.3%
            (Cost $38,991,812)                     36,124,261
            Net Other Assets and
               Liabilities--0.7%                      261,395
                                                -------------
            Net Assets--100.0%                  $  36,385,656
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.

(c) Represents annualized 7-day yield at December 31, 2007.



                       See Notes to Financial Statements.               Page 53

FIRST TRUST DB STRATEGIC VALUE INDEX FUND

PORTFOLIO OF INVESTMENTS (A)
DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--100.0%
            Biotechnology--2.2%
   28,751   Amgen, Inc. (b)                     $   1,335,196
                                                -------------
            Chemicals--2.4%
   37,628   Dow Chemical (The) Co.                  1,483,296
                                                -------------
            Computers & Peripherals--2.5%
   14,454   International Business Machines
               Corp.                                1,562,477
                                                -------------
            Energy Equipment &
               Services--5.3%
   41,970   Halliburton Co.                         1,591,083
   29,402   Noble Corp.                             1,661,507
                                                -------------
                                                    3,252,590
                                                -------------
            Food & Staples Retailing--2.5%
   32,306   Wal-Mart Stores, Inc.                   1,535,504
                                                -------------
            Health Care Equipment &
               Supplies--2.5%
   22,792   Zimmer Holdings, Inc. (b)               1,507,691
                                                -------------
            Health Care Providers &
               Services--2.5%
   26,110   Cardinal Health, Inc.                   1,507,853
                                                -------------
            Hotels, Restaurants &
               Leisure--2.5%
   35,034   Carnival Corp.                          1,558,663
                                                -------------
            Machinery--9.7%
   21,327   Caterpillar, Inc.                       1,547,487
   30,682   Ingersoll-Rand Co. Ltd., Class A        1,425,793
   28,870   PACCAR, Inc.                            1,572,837
   19,278   Parker Hannifin Corp.                   1,451,826
                                                -------------
                                                    5,997,943
                                                -------------
            Media--7.5%
   58,446   CBS Corp., Class B                      1,592,654
   75,078   News Corp., Class A                     1,538,348
   91,444   Time Warner, Inc.                       1,509,740
                                                -------------
                                                    4,640,742
                                                -------------
            Metals & Mining--2.5%
   25,892   Nucor Corp.                             1,533,324
                                                -------------
            Multiline Retail--2.3%
   30,969   Kohl's Corp. (b)                        1,418,380
                                                -------------
            Office Electronics--2.4%
   90,247   Xerox Corp.                             1,461,099
                                                -------------
            Oil, Gas & Consumable Fuels--19.0%
   25,802   Anadarko Petroleum Corp.                1,694,933
   15,860   Apache Corp.                            1,705,585
   17,352   Chevron Corp.                           1,619,462
   19,035   ConocoPhillips                          1,680,791

            Oil, Gas & Consumable
               Fuels (Continued)
   17,341   Exxon Mobil Corp.                   $   1,624,678
   27,110   Marathon Oil Corp.                      1,649,915
   21,859   Occidental Petroleum Corp.              1,682,924
                                                -------------
                                                   11,658,288
                                                -------------
            Pharmaceuticals--12.3%
   29,402   Eli Lilly & Co.                         1,569,773
   23,216   Johnson & Johnson                       1,548,507
   26,649   Merck & Co., Inc.                       1,548,573
   65,604   Pfizer, Inc.                            1,491,179
   32,419   Wyeth                                   1,432,596
                                                -------------
                                                    7,590,628
                                                -------------
            Road & Rail--2.5%
   29,923   Norfolk Southern Corp.                  1,509,316
                                                -------------
            Semiconductors & Semiconductor
               Equipment--5.1%
   84,975   Applied Materials, Inc.                 1,509,156
   49,137   Texas Instruments, Inc.                 1,641,176
                                                -------------
                                                    3,150,332
                                                -------------
            Specialty Retail--9.7%
   30,082   Best Buy Co., Inc.                      1,583,817
   53,769   Home Depot (The), Inc.                  1,448,537
   63,451   Lowe's Cos., Inc.                       1,435,262
   63,989   Staples, Inc.                           1,476,226
                                                -------------
                                                    5,943,842
                                                -------------
            Textiles, Apparel & Luxury
               Goods--2.5%
   24,242   NIKE, Inc., Class B                     1,557,306
                                                -------------
            Wireless Telecommunication
               Services--2.1%
  100,420   Sprint Nextel Corp.                     1,318,515
                                                -------------

            Total Investments--100.0%
            (Cost $63,126,173)                     61,522,985
            Net Other Assets and
               Liabilities--(0.0%)                     (5,292)
                                                -------------
            Net Assets--100.0%                  $  61,517,693
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.



Page 54                See Notes to Financial Statements.

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

PORTFOLIO OF INVESTMENTS (A)
DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--100.4%
            Aerospace & Defense--2.7%
      576   Ceradyne, Inc. (b)                  $      27,032
    1,977   Northrop Grumman Corp.                    155,471
    2,789   Raytheon Co.                              169,292
                                                -------------
                                                      351,795
                                                -------------
            Air Freight & Logistics--1.3%
    1,108   Forward Air Corp.                          34,536
    2,001   United Parcel Service, Inc.,
               Class B                                141,511
                                                -------------
                                                      176,047
                                                -------------
            Airlines--0.2%
    4,223   AirTran Holdings, Inc. (b)                 30,237
                                                -------------
            Auto Components--0.6%
    3,003   Gentex Corp.                               53,363
    1,180   Tenneco, Inc. (b)                          30,763
                                                -------------
                                                       84,126
                                                -------------
            Automobiles--2.0%
    5,026   General Motors Corp.                      125,097
    1,287   Toyota Motor Corp. ADR                    136,641
                                                -------------
                                                      261,738
                                                -------------
            Beverages--1.7%
    1,347   Hansen Natural Corp. (b)                   59,659
    2,260   PepsiCo, Inc.                             171,534
                                                -------------
                                                      231,193
                                                -------------
            Biotechnology--0.9%
    1,270   LifeCell Corp. (b)                         54,750
      619   United Therapeutics Corp. (b)              60,445
                                                -------------
                                                      115,195
                                                -------------
            Chemicals--2.3%
    1,734   Air Products and Chemicals, Inc.          171,024
    3,110   Hercules, Inc.                             60,179
    1,295   Sigma-Aldrich Corp.                        70,707
                                                -------------
                                                      301,910
                                                -------------
            Commercial Banks--2.0%
    3,395   Huntington Bancshares, Inc.                50,110
    2,142   Old National Bancorp                       32,044
    2,175   PNC Financial Services Group, Inc.        142,789
    1,644   Whitney Holding Corp.                      42,991
                                                -------------
                                                      267,934
                                                -------------
            Commercial Services &
               Supplies--1.6%
      701   Advisory Board (The) Co. (b)               44,997
    4,839   Allied Waste Industries, Inc. (b)          53,326
    1,714   Copart, Inc. (b)                           72,931
    1,136   HNI Corp.                                  39,828
                                                -------------
                                                      211,082
                                                -------------

            Communications Equipment--3.9%
    2,579   ADC Telecommunications, Inc. (b)    $      40,103
    1,006   Dycom Industries, Inc. (b)                 26,810
    5,135   Nokia Oyj ADR                             197,133
    2,225   Research In Motion Ltd. (b)               252,315
                                                -------------
                                                      516,361
                                                -------------
            Computers & Peripherals--1.1%
    1,363   International Business Machines
               Corp.                                  147,340
                                                -------------
            Containers & Packaging--1.3%
    1,482   Bemis Co., Inc.                            40,577
    2,626   Crown Holdings, Inc. (b)                   67,357
    2,162   Sonoco Products Co.                        70,654
                                                -------------
                                                      178,588
                                                -------------
            Distributors--0.4%
    2,560   LKQ Corp. (b)                              53,811
                                                -------------
            Diversified Consumer
               Services--2.2%
    2,674   Apollo Group, Inc., Class A (b)           187,581
      922   Bright Horizons Family Solutions,
               Inc. (b)                                31,846
      390   Strayer Education, Inc.                    66,526
                                                -------------
                                                      285,953
                                                -------------
            Diversified Financial
               Services--0.8%
    2,807   Moody's Corp.                             100,210
                                                -------------
            Diversified Telecommunication
               Services--2.1%
    1,463   CenturyTel, Inc.                           60,656
    8,805   Cincinnati Bell, Inc. (b)                  41,824
   18,345   Qwest Communications
               International, Inc. (b)                128,598
    3,100   Telecom Corp. of New Zealand
               Ltd. ADR                                51,491
                                                -------------
                                                      282,569
                                                -------------
            Electric Utilities--3.4%
      963   ALLETE, Inc.                               38,116
    1,825   El Paso Electric Co. (b)                   46,665
    1,825   Hawaiian Electric Industries, Inc.         41,555
    1,512   Pinnacle West Capital Corp.                64,124
    1,473   Portland General Electric Co.              40,920
    6,142   Reliant Energy, Inc. (b)                  161,166
    2,463   Westar Energy, Inc.                        63,890
                                                -------------
                                                      456,436
                                                -------------
            Electronic Equipment &
               Instruments--1.4%
    1,445   Arrow Electronics, Inc. (b)                56,760
    3,975   AVX Corp.                                  53,345
    2,438   FLIR Systems, Inc. (b)                     76,309
                                                -------------
                                                      186,414
                                                -------------



                       See Notes to Financial Statements.               Page 55

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Energy Equipment & Services--9.9%
      539   Core Laboratories N.V. (b)          $      67,224
    1,593   Diamond Offshore Drilling, Inc.           226,205
    2,675   ENSCO International, Inc.                 159,484
    2,811   Global Industries Ltd. (b)                 60,212
    4,621   Halliburton Co.                           175,182
    1,947   Helmerich & Payne, Inc.                    78,016
    3,163   Noble Corp.                               178,741
    1,667   Schlumberger Ltd.                         163,983
    1,431   Transocean, Inc.                          204,848
                                                -------------
                                                    1,313,895
                                                -------------
            Food Products--0.7%
    1,988   Flowers Foods, Inc.                        46,539
    1,026   Lancaster Colony Corp.                     40,732
                                                -------------
                                                       87,271
                                                -------------
            Gas Utilities--2.3%
    2,209   Atmos Energy Corp.                         61,940
      933   New Jersey Resources Corp.                 46,669
      853   Northwest Natural Gas Co.                  41,507
    1,169   South Jersey Industries, Inc.              42,189
    2,587   UGI Corp.                                  70,496
    1,237   WGL Holdings, Inc.                         40,524
                                                -------------
                                                      303,325
                                                -------------
            Health Care Equipment &
               Supplies--2.1%
      781   ArthroCare Corp. (b)                       37,527
    1,235   Hillenbrand Industries, Inc.               68,826
    1,139   IDEXX Laboratories, Inc. (b)               66,780
    1,226   Immucor, Inc. (b)                          41,672
    1,081   Kinetic Concepts, Inc. (b)                 57,898
                                                -------------
                                                      272,703
                                                -------------
            Household Durables--2.3%
    1,542   Garmin Ltd.                               149,574
    3,091   Leggett & Platt, Inc.                      53,907
    2,094   Tempur-Pedic International, Inc.           54,381
    1,374   Tupperware Brands Corp.                    45,383
                                                -------------
                                                      303,245
                                                -------------
            Industrial Conglomerates--1.1%
    1,786   3M Co.                                    150,596
                                                -------------
            Insurance--8.7%
      929   Ambac Financial Group, Inc.                23,940
    1,707   Assured Guaranty Ltd.                      45,304
       42   Berkshire Hathaway, Inc., Class B (b)     198,913
      639   Everest Re Group Ltd.                      64,156
    1,463   Hanover Insurance Group, Inc.              67,005
    3,466   Loews Corp.                               174,478
    1,609   MaxCapital Group Ltd.                      45,036
    2,667   MetLife, Inc.                             164,341
      622   RLI Corp.                                  35,323

            Insurance (Continued)
      976   Transatlantic Holdings, Inc.        $      70,926
    3,033   Travelers (The) Cos., Inc.                163,175
    2,043   XL Capital Ltd., Class A                  102,783
                                                -------------
                                                    1,155,380
                                                -------------
            Life Sciences Tools &
               Services--0.5%
      758   Ventana Medical Systems, Inc. (b)          66,120
                                                -------------
            Machinery--9.5%
    1,315   Actuant Corp., Class A                     44,723
      772   Astec Industries, Inc. (b)                 28,711
    1,284   Barnes Group, Inc.                         42,873
      917   Cascade Corp.                              42,604
    1,052   CLARCOR, Inc.                              39,944
    3,036   CNH Global N.V.                           199,830
    1,346   Cummins, Inc.                             171,440
    1,076   Gardner Denver, Inc. (b)                   35,508
    1,462   Graco, Inc.                                54,474
    2,811   Illinois Tool Works, Inc.                 150,501
    1,279   Joy Global, Inc.                           84,184
      746   Kaydon Corp.                               40,687
      830   Lincoln Electric Holdings, Inc.            59,079
    2,240   Parker Hannifin Corp.                     168,694
    1,080   Toro (The) Co.                             58,795
      492   Valmont Industries, Inc.                   43,847
                                                -------------
                                                    1,265,894
                                                -------------
            Media--2.4%
    6,036   Comcast Corp., Class A (b)                110,217
    1,633   Harte-Hanks, Inc.                          28,251
    2,882   Lee Enterprises, Inc.                      42,221
    8,246   Time Warner, Inc.                         136,142
                                                -------------
                                                      316,831
                                                -------------
            Metals & Mining--3.9%
    2,614   BHP Billiton Ltd. ADR                     183,084
      913   Cleveland-Cliffs, Inc.                     92,030
    2,041   Fording Canadian Coal Trust                78,783
    1,582   Southern Copper Corp.                     166,316
                                                -------------
                                                      520,213
                                                -------------
            Multi-Utilities--3.1%
    1,658   Alliant Energy Corp.                       67,464
    3,034   Ameren Corp.                              164,473
    1,902   NSTAR                                      68,890
    1,969   OGE Energy Corp.                           71,455
    1,686   PNM Resources, Inc.                        36,165
                                                -------------
                                                      408,447
                                                -------------
            Oil, Gas & Consumable Fuels--9.0%
    1,139   Berry Petroleum Co., Class A               50,629
    2,262   Canadian Natural Resources Ltd.           165,443
    1,817   Exxon Mobil Corp.                         170,235
    1,708   Frontier Oil Corp.                         69,311
    1,485   Frontline Ltd.                             71,280



Page 56                See Notes to Financial Statements.

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Oil, Gas & Consumable Fuels
               (Continued)
    1,054   Holly Corp.                         $      53,638
    3,563   Imperial Oil Ltd.                         195,180
    3,018   Marathon Oil Corp.                        183,675
    2,137   Massey Energy Co.                          76,398
    3,064   Petro-Canada                              164,292
                                                -------------
                                                    1,200,081
                                                -------------
            Personal Products--0.3%
    1,614   NBTY, Inc. (b)                             44,224
                                                -------------
            Real Estate Investment Trusts--1.2%
    2,484   ProLogis                                  157,436
                                                -------------
            Road & Rail--2.3%
    3,267   CSX Corp.                                 143,683
    1,316   Union Pacific Corp.                       165,316
                                                -------------
                                                      308,999
                                                -------------
            Semiconductors & Semiconductor
               Equipment--2.8%
    7,018   Applied Materials, Inc.                   124,640
    2,810   Brooks Automation, Inc. (b)                37,120
    1,764   Lam Research Corp. (b)                     76,258
    4,323   Linear Technology Corp.                   137,601
                                                -------------
                                                      375,619
                                                -------------
            Software--1.4%
      820   Advent Software, Inc. (b)                  44,362
    2,805   SAP AG ADR                                143,195
                                                -------------
                                                      187,557
                                                -------------
            Specialty Retail--2.0%
    1,913   Aeropostale, Inc. (b)                      50,695
    1,246   Barnes & Noble, Inc.                       42,925
    1,240   Guess?, Inc.                               46,984
    2,221   Sherwin-Williams (The) Co.                128,906
                                                -------------
                                                      269,510
                                                -------------
            Textiles, Apparel & Luxury
               Goods--0.5%
      431   Deckers Outdoor Corp. (b)                  66,831
                                                -------------
            Tobacco--1.7%
    2,355   British American Tobacco PLC ADR          185,009
      814   Universal Corp.                            41,693
                                                -------------
                                                      226,702
                                                -------------
            Trading Companies & Distributors--0.8%
    1,368   Applied Industrial Technologies, Inc.      39,699
      711   W.W. Grainger, Inc.                        62,227
                                                -------------
                                                      101,926
                                                -------------


            Total Investments--100.4%
            (Cost $12,674,262)                  $  13,341,744
            Net Other Assets and
               Liabilities--(0.4%)                    (50,378)
                                                -------------
            Net Assets--100.0%                  $  13,291,366
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.

ADR - American Depositary Receipt.



                       See Notes to Financial Statements.               Page 57

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

PORTFOLIO OF INVESTMENTS (A)
DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--100.0%
            Air Freight & Logistics--0.5%
   13,790   United Parcel Service, Inc.,
               Class B                          $     975,229
                                                -------------
            Auto Components--0.6%
   18,804   Autoliv, Inc.                             991,159
                                                -------------
            Automobiles--1.1%
   30,077   Honda Motor Co., Ltd. ADR                 996,752
    9,445   Toyota Motor Corp. ADR                  1,002,775
                                                -------------
                                                    1,999,527
                                                -------------
            Beverages--1.1%
   18,906   Anheuser-Busch Cos., Inc.                 989,540
   16,026   Coca-Cola (The) Co.                       983,516
                                                -------------
                                                    1,973,056
                                                -------------
            Building Products--0.6%
   46,681   Masco Corp.                             1,008,776
                                                -------------
            Capital Markets--1.1%
   23,999   Federated Investors, Inc., Class B        987,799
   18,794   Merrill Lynch & Co., Inc.               1,008,862
                                                -------------
                                                    1,996,661
                                                -------------
            Chemicals--1.7%
   21,312   Ashland, Inc.                           1,010,828
   22,396   E.I. du Pont de Nemours & Co.             987,440
   14,108   PPG Industries, Inc.                      990,805
                                                -------------
                                                    2,989,073
                                                -------------
            Commercial Banks--15.3%
   35,807   Associated Banc-Corp.                     970,012
   19,495   Bank of Hawaii Corp.                      996,974
   17,737   Bank of Montreal                        1,003,914
   19,593   Bank of Nova Scotia                       989,447
   31,361   BB&T Corp.                                961,842
   13,922   Canadian Imperial Bank of Commerce        994,448
   16,444   City National Corp.                       979,240
   22,566   Comerica, Inc.                            982,298
   22,371   Commerce Bancshares, Inc.               1,003,563
   19,503   Cullen/Frost Bankers, Inc.                988,022
   37,490   Fifth Third Bancorp.                      942,124
   31,596   First Midwest Bancorp, Inc.               966,838
   12,278   M&T Bank Corp.                          1,001,516
   36,769   Marshall & Ilsley Corp.                   973,643
   58,251   National City Corp.                       958,811
   64,439   Old National Bancorp                      964,007
   15,228   PNC Financial Services Group, Inc.        999,718
   40,912   Regions Financial Corp.                   967,569
   19,812   Royal Bank of Canada                    1,011,205
   16,151   SunTrust Banks, Inc.                    1,009,277
   41,262   Synovus Financial Corp.                   993,589
   14,302   Toronto-Dominion Bank (The)             1,000,425
   31,130   U.S. Bancorp                              988,066
   25,465   Wachovia Corp.                            968,434
   32,467   Wells Fargo & Co.                         980,179

            Commercial Banks (Continued)
   37,925   Whitney Holding Corp.              $      991,739
   28,052   Wilmington Trust Corp.                    987,430
   20,745   Zions Bancorporation                      968,584
                                                -------------
                                                   27,542,914
                                                -------------
            Commercial Services &
               Supplies--3.9%
   19,332   Avery Dennison Corp.                    1,027,303
   16,541   Corporate Executive Board
               (The) Co.                              994,114
   27,586   HNI Corp.                                 967,165
   26,428   Pitney Bowes, Inc.                      1,005,321
   27,063   R.R. Donnelley & Sons Co.               1,021,358
   31,044   Republic Services, Inc.                   973,229
   29,979   Waste Management, Inc.                    979,414
                                                -------------
                                                    6,967,904
                                                -------------
            Computers & Peripherals--0.5%
   33,487   Diebold, Inc.                             970,453
                                                -------------
            Construction Materials--0.5%
   12,461   Vulcan Materials Co.                      985,540
                                                -------------
            Containers & Packaging--1.1%
   37,911   Bemis Co., Inc.                         1,038,003
   30,112   Sonoco Products Co.                       984,060
                                                -------------
                                                    2,022,063
                                                -------------
            Distributors--0.5%
   20,711   Genuine Parts Co.                         958,919
                                                -------------
            Diversified Financial
               Services--0.6%
   23,959   Bank of America Corp.                     988,548
                                                -------------
            Diversified Telecommunication
               Services--2.2%
   24,409   AT&T, Inc.                              1,014,438
   60,189   Telecom Corp. of New Zealand
               Ltd. ADR                               999,739
   10,352   Telefonica S.A. ADR                     1,010,252
   22,616   Verizon Communications, Inc.              988,093
                                                -------------
                                                    4,012,522
                                                -------------
            Electric Utilities--8.3%
   24,587   ALLETE, Inc.                              973,153
   49,365   Duke Energy Corp.                         995,692
    8,438   Entergy Corp.                           1,008,510
   12,344   Exelon Corp.                            1,007,764
   13,663   FirstEnergy Corp.                         988,381
   14,807   FPL Group, Inc.                         1,003,618
   34,350   Great Plains Energy, Inc.               1,007,142
   43,606   Hawaiian Electric Industries, Inc.        992,909
   27,385   Otter Tail Corp.                          947,521
   23,519   Pinnacle West Capital Corp.               997,441
   37,643   Portland General Electric Co.           1,045,722
   19,332   PPL Corp.                               1,007,004



Page 58                See Notes to Financial Statements.

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Electric Utilities (Continued)
   20,518   Progress Energy, Inc.               $     993,687
   25,881   Southern Co.                            1,002,889
   37,939   Westar Energy, Inc.                       984,138
                                                -------------
                                                   14,955,571
                                                -------------
            Electrical Equipment--1.1%
   17,632   Emerson Electric Co.                      999,029
   19,095   Hubbell, Inc., Class B                    985,302
                                                -------------
                                                    1,984,331
                                                -------------
            Food & Staples Retailing--1.1%
   31,459   Sysco Corp.                               981,836
   24,380   Weis Markets, Inc.                        973,737
                                                -------------
                                                    1,955,573
                                                -------------
            Food Products--7.7%
   19,800   Cadbury Schweppes PLC ADR                 977,526
   27,730   Campbell Soup Co.                         990,793
   41,618   ConAgra Foods, Inc.                       990,092
   17,477   General Mills, Inc.                       996,189
   21,443   H.J. Heinz Co.                          1,000,959
   25,535   Hershey (The) Co.                       1,006,079
   19,735   J.M. Smucker (The) Co.                  1,015,168
   18,895   Kellogg Co.                               990,665
   30,347   Kraft Foods, Inc., Class A                990,223
   24,257   Lancaster Colony Corp.                    963,003
   25,980   McCormick & Co., Inc.                     984,902
   62,299   Sara Lee Corp.                          1,000,522
   26,798   Unilever PLC ADR                        1,002,781
   16,925   Wm. Wrigley Jr. Co.                       990,959
                                                -------------
                                                   13,899,861
                                                -------------
            Gas Utilities--4.9%
   27,187   AGL Resources, Inc.                     1,023,318
   35,222   Atmos Energy Corp.                        987,625
   20,968   National Fuel Gas Co.                     978,786
   19,689   New Jersey Resources Corp.                984,844
   20,219   Northwest Natural Gas Co.                 983,857
   36,490   Piedmont Natural Gas Co.                  954,578
   26,671   South Jersey Industries, Inc.             962,556
   37,338   UGI Corp.                               1,017,461
   29,602   WGL Holdings, Inc.                        969,762
                                                -------------
                                                    8,862,787
                                                -------------
            Health Care Equipment &
               Supplies--0.6%
   18,089   Hillenbrand Industries, Inc.            1,008,100
                                                -------------
            Hotels, Restaurants &
               Leisure--0.5%
   16,796   McDonald's Corp.                          989,452
                                                -------------
            Household Durables--1.7%
   13,680   Fortune Brands, Inc.                      989,885
   57,555   Leggett & Platt, Inc.                   1,003,759

            Household Durables (Continued)
   20,852   Snap-on, Inc.                       $   1,005,900
                                                -------------
                                                    2,999,544
                                                -------------
            Household Products--1.1%
   15,311   Clorox (The) Co.                          997,818
   14,506   Kimberly-Clark Corp.                    1,005,846
                                                -------------
                                                    2,003,664
                                                -------------
            Industrial Conglomerates--1.7%
   11,743   3M Co.                                    990,170
   26,991   General Electric Co.                    1,000,556
   16,566   Teleflex, Inc.                          1,043,824
                                                -------------
                                                    3,034,550
                                                -------------
            Insurance--6.0%
   19,167   Allstate (The) Corp.                    1,001,092
   18,384   Chubb (The) Corp.                       1,003,399
   25,012   Cincinnati Financial Corp.                988,974
   18,783   Erie Indemnity Co., Class A               974,650
   16,903   Lincoln National Corp.                    984,093
   24,665   Manulife Financial Corp.                1,005,099
   19,921   Mercury General Corp.                     992,265
   64,439   Old Republic International Corp.          993,005
   23,868   Protective Life Corp.                     979,065
   18,391   Travelers (The) Cos., Inc.                989,436
   19,265   XL Capital Ltd., Class A                  969,222
                                                -------------
                                                   10,880,300
                                                -------------
            IT Services--1.1%
   22,132   Automatic Data Processing, Inc.           985,538
   27,034   Paychex, Inc.                             979,171
                                                -------------
                                                    1,964,709
                                                -------------
            Machinery--1.1%
   13,934   Caterpillar, Inc.                       1,011,051
   18,388   Illinois Tool Works, Inc.                 984,494
                                                -------------
                                                    1,995,545
                                                -------------
            Media--1.7%
   25,974   Gannett Co., Inc.                       1,012,986
   57,951   New York Times (The) Co., Class A       1,015,881
   24,725   Thomson (The) Corp.                     1,007,544
                                                -------------
                                                    3,036,411
                                                -------------
            Multi-Utilities--8.9%
   24,193   Alliant Energy Corp.                      984,413
   18,600   Ameren Corp.                            1,008,307
   20,860   Consolidated Edison, Inc.               1,019,012
   20,929   Dominion Resources, Inc.                  993,081
   37,201   Energy East Corp.                       1,012,240
   19,480   Integrys Energy Group, Inc.             1,006,921
   36,307   MDU Resources Group, Inc.               1,002,436
   27,624   NSTAR                                   1,000,541
   27,722   OGE Energy Corp.                        1,006,031
   22,758   PG&E Corp.                                980,642



                       See Notes to Financial Statements.               Page 59

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Multi-Utilities (Continued)
   45,384   PNM Resources, Inc.                 $     973,487
   23,541   SCANA Corp.                               992,253
   16,061   Sempra Energy                             993,855
   33,924   Vectren Corp.                             984,135
   20,394   Wisconsin Energy Corp.                    993,392
   44,062   Xcel Energy, Inc.                         994,479
                                                -------------
                                                   15,945,225
                                                -------------
            Oil, Gas & Consumable
               Fuels--3.4%
   13,793   BP PLC ADR                              1,009,234
   10,722   Chevron Corp.                           1,000,684
   25,356   Enbridge, Inc.                          1,025,143
   12,137   Royal Dutch Shell PLC ADR               1,021,935
   12,517   Total SA ADR                            1,033,904
   25,018   TransCanada Corp.                       1,023,987
                                                -------------
                                                    6,114,887
                                                -------------
            Paper & Forest Products--0.5%
   30,539   International Paper Co.                   988,853
                                                -------------
            Pharmaceuticals--4.4%
   17,360   Abbott Laboratories                       974,764
   36,152   Bristol-Myers Squibb Co.                  958,751
   18,590   Eli Lilly and Co.                         992,520
   19,769   GlaxoSmithKline PLC ADR                   996,159
   14,925   Johnson & Johnson                         995,498
   43,420   Pfizer, Inc.                              986,937
   21,640   Sanofi-Aventis ADR                        985,269
   22,288   Wyeth                                     984,907
                                                -------------
                                                    7,874,805
                                                -------------
            Real Estate Investment
               Trusts--8.0%
   23,757   BRE Properties, Inc.                      962,871
   37,242   Duke Realty Corp.                         971,271
   26,067   Equity Residential                        950,663
   11,957   Federal Realty Investment Trust           982,268
   29,533   Health Care Property Investors, Inc.    1,027,159
   25,756   Kimco Realty Corp.                        937,518
   32,719   Liberty Property Trust                    942,634
   28,615   Mack-Cali Realty Corp.                    972,910
   21,007   Plum Creek Timber Co., Inc.               967,162
   15,990   ProLogis                                1,013,446
   12,707   Public Storage                            932,821
   10,810   Simon Property Group, Inc.                938,957
   47,335   United Dominion Realty Trust, Inc.        939,600
   30,548   Washington Real Estate
               Investment Trust                       959,513
   29,828   Weingarten Realty Investors               937,792
                                                -------------
                                                   14,436,585
                                                -------------

            Specialty Retail--1.1%
   37,504   Home Depot (The), Inc.              $   1,010,357
   17,143   Sherwin-Williams (The) Co.                994,980
                                                -------------
                                                    2,005,337
                                                -------------
            Textiles, Apparel & Luxury
               Goods--0.5%
   13,724   VF Corp.                                  942,290
                                                -------------
            Thrifts & Mortgage Finance--2.2%
   41,532   Astoria Financial Corp.                   966,450
   31,606   Capitol Federal Financial                 979,786
   30,752   Freddie Mac                             1,047,720
   45,961   Washington Federal, Inc.                  970,237
                                                -------------
                                                    3,964,193
                                                -------------
            Tobacco--1.1%
   13,057   Altria Group, Inc.                        986,848
   19,211   Universal Corp.                           983,987
                                                -------------
                                                    1,970,835
                                                -------------

            Total Investments--100.0%
            (Cost $189,756,276)                   180,195,752
            Net Other Assets and
               Liabilities--0.0%                      (42,530)
                                                -------------
            Net Assets--100.0%                  $ 180,153,222
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

ADR - American Depositary Receipt.



Page 60                See Notes to Financial Statements.

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (A)
DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (1)--100.0%
            Air Freight & Logistics--3.3%
      677   C.H. Robinson Worldwide, Inc.       $      36,639
      763   Expeditors International of
               Washington, Inc.                        34,091
                                                -------------
                                                       70,730
                                                -------------
            Airlines--3.2%
      921   Ryanair Holdings PLC ADR (b)               36,325
      908   UAL Corp. (b)                              32,379
                                                -------------
                                                       68,704
                                                -------------
            Beverages--1.6%
      755   Hansen Natural Corp. (b)                   33,439
                                                -------------
            Biotechnology--12.5%
      712   Amgen, Inc. (b)                            33,065
      932   Amylin Pharmaceuticals, Inc. (b)           34,484
      470   Biogen Idec, Inc. (b)                      26,752
      706   Celgene Corp. (b)                          32,624
      466   Cephalon, Inc. (b)                         33,440
      490   Genzyme Corp. (b)                          36,477
      772   Gilead Sciences, Inc. (b)                  35,520
    1,406   Vertex Pharmaceuticals, Inc. (b)           32,661
                                                -------------
                                                      265,023
                                                -------------
            Chemicals--1.7%
      662   Sigma-Aldrich Corp.                        36,145
                                                -------------
            Commercial Services &
               Supplies--4.9%
    1,059   Cintas Corp.                               35,604
    1,031   Monster Worldwide, Inc. (b)                33,404
      597   Stericycle, Inc. (b)                       35,462
                                                -------------
                                                      104,470
                                                -------------
            Construction & Engineering--1.7%
      226   Foster Wheeler Ltd. (b)                    35,035
                                                -------------
            Diversified Consumer
               Services--1.6%
      485   Apollo Group, Inc., Class A (b)            34,023
                                                -------------
            Diversified Telecommunication
               Services--1.5%
   10,257   Level 3 Communications, Inc. (b)           31,181
                                                -------------
            Electronic Equipment &
               Instruments--1.7%
    2,999   Flextronics International Ltd. (b)         36,168
                                                -------------
            Food & Staples Retailing--3.3%
      506   Costco Wholesale Corp.                     35,299
      824   Whole Foods Market, Inc.                   33,619
                                                -------------
                                                       68,918
                                                -------------
            Health Care Equipment & Supplies--5.1%
      797   DENTSPLY International, Inc.               35,881

            Health Care Equipment &
               Supplies (Continued)
      557   Hologic, Inc. (b)                   $      38,232
      105   Intuitive Surgical, Inc. (b)               34,073
                                                -------------
                                                      108,186
                                                -------------
            Health Care Providers &
               Services--5.2%
      501   Express Scripts, Inc. (b)                  36,573
      582   Henry Schein, Inc. (b)                     35,735
    1,094   Patterson Cos., Inc. (b)                   37,141
                                                -------------
                                                      109,449
                                                -------------
            Hotels, Restaurants &
               Leisure--3.1%
    1,618   Starbucks Corp. (b)                        33,120
      296   Wynn Resorts Ltd.                          33,191
                                                -------------
                                                       66,311
                                                -------------
            Household Durables--1.6%
      337   Garmin Ltd.                                32,689
                                                -------------
            Internet & Catalog Retail--6.4%
      390   Amazon.com, Inc. (b)                       36,130
    1,054   Expedia, Inc. (b)                          33,327
    1,282   IAC/InterActiveCorp (b)                    34,511
    1,683   Liberty Media Corp. - Interactive,
               Class A (b)                             32,112
                                                -------------
                                                      136,080
                                                -------------
            Internet Software &
               Services--1.6%
    1,049   eBay, Inc. (b)                             34,816
                                                -------------
            IT Services--3.2%
      653   Fiserv, Inc. (b)                           36,235
      893   Paychex, Inc.                              32,344
                                                -------------
                                                       68,579
                                                -------------
            Machinery--3.6%
      609   Joy Global, Inc.                           40,085
      653   PACCAR, Inc.                               35,575
                                                -------------
                                                       75,660
                                                -------------
            Media--12.9%
    1,986   Comcast Corp., Class A (b)                 36,264
    1,324   Discovery Holding Co., Class A (b)         33,285
      911   EchoStar Communications Corp.,
               Class A (b)                             34,363
      645   Focus Media Holding Ltd. ADR (b)           36,642
      712   Lamar Advertising Co., Class A             34,226
      882   Liberty Global, Inc., Class A (b)          34,566
   10,139   Sirius Satellite Radio, Inc. (b)           30,721
    1,982   Virgin Media, Inc.                         33,971
                                                -------------
                                                      274,038
                                                -------------



                       See Notes to Financial Statements.               Page 61

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND

DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (1) (Continued)
            Metals & Mining--1.9%
      660   Steel Dynamics, Inc.                $      39,316
                                                -------------
            Multiline Retail--1.6%
      321   Sears Holdings Corp. (b)                   32,758
                                                -------------
            Pharmaceuticals--1.7%
      788   Teva Pharmaceutical Industries
               Ltd. ADR                                36,626
                                                -------------
            Software--3.6%
    1,344   Activision, Inc. (b)                       39,917
      636   Electronic Arts, Inc. (b)                  37,149
                                                -------------
                                                       77,066
                                                -------------
            Specialty Retail--4.6%
    1,147   Bed Bath & Beyond, Inc. (b)                33,710
    1,275   PetSmart, Inc.                             30,001
    1,495   Staples, Inc.                              34,490
                                                -------------
                                                       98,201
                                                -------------
            Trading Companies &
               Distributors--1.6%
      838   Fastenal Co.                               33,872
                                                -------------
            Wireless Telecommunication
               Services--5.3%
      922   Leap Wireless International,
               Inc. (b)                                43,002
      299   Millicom International Cellular
               S.A. (b)                                35,264
      687   NII Holdings, Inc. (b)                     33,196
                                                -------------
                                                      111,462
                                                -------------

            Total Common Stocks--100.0%
            (Cost $2,327,753)                       2,118,945
                                                -------------

            Money Market Funds--2.5%
   25,000   Federated Treasury Obligation -
               3.36% (c)                               25,000
   28,693   J.P. Morgan Institutional Treasury
               Money Market Fund - 3.09% (c)           28,693
                                                -------------
            Total Money Market Funds--2.5%
            (Cost $53,693)                             53,693
                                                -------------

            Total Investments--102.5%
            (Cost $2,381,446)                       2,172,638
            Net Other Assets and
               Liabilities--(2.5%)                    (54,066)
                                                -------------
            Net Assets--100.0%                  $   2,118,572
                                                =============



(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.

(c) Represents annualized 7-day yield at December 31, 2007.

ADR - American Depositary Receipt.

(1) The industry allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, the joint classification system of Dow Jones Indexes and FTSE Group.



Page 62                See Notes to Financial Statements.

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) U.S. LIQUID SERIES INDEX FUND

PORTFOLIO OF INVESTMENTS (A)
DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--99.8%
            Aerospace & Defense--2.9%
   60,381   Hexcel Corp. (b)                    $   1,466,051
                                                -------------
            Auto Components--0.7%
   72,383   Ballard Power Systems, Inc. (b)           380,735
                                                -------------
            Beverages--0.2%
   10,423   MGP Ingredients, Inc.                      98,185
                                                -------------
            Biotechnology--0.7%
   14,167   Metabolix, Inc. (b)                       337,175
                                                -------------
            Chemicals--2.2%
   44,504   Altair Nanotechnologies, Inc. (b)         188,252
   21,358   Zoltek Cos., Inc. (b)                     915,617
                                                -------------
                                                    1,103,869
                                                -------------
            Electrical Equipment--40.1%
   25,978   American Superconductor Corp. (b)         710,239
   28,987   Baldor Electric Co.                       975,702
   17,595   Canadian Solar, Inc. (b)                  495,299
   92,262   Capstone Turbine Corp. (b)                150,387
   33,450   China BAK Battery, Inc. (b)               209,063
   25,254   Energy Conversion Devices, Inc. (b)       849,797
   64,030   Evergreen Solar, Inc. (b)               1,105,798
   16,105   First Solar, Inc. (b)                   4,302,289
   43,006   FuelCell Energy, Inc. (b)                 426,620
   64,791   GrafTech International Ltd. (b)         1,150,040
   10,628   Hoku Scientific, Inc. (b)                 121,159
   11,944   JA Solar Holdings Co., Ltd. ADR (b)       833,811
   22,142   Medis Technologies Ltd. (b)               341,651
   55,480   Plug Power, Inc. (b)                      219,146
   55,175   Power-One, Inc. (b)                       220,148
   24,810   SunPower Corp., Class A (b)             3,234,976
   49,626   Suntech Power Holdings Co.
               Ltd. ADR (b)                         4,085,212
   18,769   Vicor Corp.                               292,609
   18,633   Yingli Green Energy Holding Co.,
               Ltd. ADR (b)                           721,097
                                                -------------
                                                   20,445,043
                                                -------------
            Electronic Equipment &
               Instruments--8.5%
  108,296   AVX Corp.                               1,453,332
   12,934   Comverge, Inc. (b)                        407,292
   25,697   Echelon Corp. (b)                         530,386
   19,332   Itron, Inc. (b)                         1,855,292
   12,876   Maxwell Technologies, Inc. (b)            106,485
                                                -------------
                                                    4,352,787
                                                -------------
            Health Care Equipment &
               Supplies--0.6%
   14,199   Greatbatch, Inc. (b)                      283,838
                                                -------------
            Independent Power Producers
               & Energy Traders--2.8%
   26,224   Ormat Technologies, Inc.                1,442,582
                                                -------------

            IT Services--1.2%
   12,072   EnerNOC, Inc. (b)                   $     592,735
                                                -------------
            Oil, Gas & Consumable Fuels--4.8%
   26,518   Aventine Renewable Energy
               Holdings, Inc. (b)                     338,370
   69,447   Nova Biosource Fuels, Inc. (b)            201,396
   25,648   Pacific Ethanol, Inc. (b)                 210,570
   50,295   US BioEnergy Corp. (b)                    588,954
   58,681   VeraSun Energy (b)                        896,647
   39,861   Verenium Corp. (b)                        198,906
                                                -------------
                                                    2,434,843
                                                -------------
            Semiconductors & Semiconductor
               Equipment--35.1%
   28,419   Advanced Analogic Technologies,
               Inc. (b)                               320,566
   53,867   Cree, Inc. (b)                          1,479,726
   32,544   EMCORE Corp. (b)                          497,923
   78,592   Fairchild Semiconductor International,
               Inc. (b)                             1,134,083
   45,804   International Rectifier Corp. (b)       1,555,962
   20,336   IXYS Corp. (b)                            163,095
   11,372   LDK Solar Co., Ltd. ADR (b)               534,598
  122,437   Linear Technology Corp.                 3,897,170
   45,680   MEMC Electronic Materials, Inc. (b)     4,042,222
   48,833   Microsemi Corp. (b)                     1,081,163
   23,985   O2Micro International Ltd. ADR (b)        276,787
  184,617   ON Semiconductor Corp. (b)              1,639,399
   18,708   Power Integrations, Inc. (b)              644,116
   11,288   Trina Solar Ltd. ADR (b)                  607,294
                                                -------------
                                                   17,874,104
                                                -------------

            Total Common Stocks--99.8%
            (Cost $45,239,978)                     50,811,947
                                                -------------

            Rights--0.0%
            Electrical Equipment--0.0%
    1,347   Medis Technologies Ltd.
            (Cost $0)                                       0
                                                -------------

            Total Investments--99.8%
            (Cost $45,239,978)                     50,811,947
            Net Other Assets and
               Liabilities--0.2%                      101,088
                                                -------------
            Net Assets--100.0%                  $  50,913,035
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.

ADR - American Depositary Receipt.



                       See Notes to Financial Statements.               Page 63

FIRST TRUST S&P REIT INDEX FUND

PORTFOLIO OF INVESTMENTS (A)
DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--99.3%
            Real Estate Investment Trusts--99.3%
      187   Acadia Realty Trust                 $       4,789
       45   Agree Realty Corp.                          1,355
      186   Alexandria Real Estate Equities, Inc.      18,911
      577   AMB Property Corp.                         33,212
      159   American Campus Communities, Inc.           4,269
       41   American Land Lease, Inc.                     813
      557   Apartment Investment &
               Management Co.                          19,345
      615   Ashford Hospitality Trust                   4,422
       86   Associated Estates Realty Corp.               812
      459   AvalonBay Communities, Inc.                43,210
      381   BioMed Realty Trust, Inc.                   8,828
      695   Boston Properties, Inc.                    63,808
      506   Brandywine Realty Trust                     9,073
      296   BRE Properties, Inc.                       11,997
      324   Camden Property Trust                      15,601
      383   CBL & Associates Properties, Inc.           9,158
      258   Cedar Shopping Centers, Inc.                2,639
       60   Cogdell Spencer, Inc.                         956
      274   Colonial Properties Trust                   6,201
      276   Corporate Office Properties Trust           8,694
      218   Cousins Properties, Inc.                    4,818
      981   DCT Industrial Trust, Inc.                  9,133
      716   Developers Diversified Realty Corp.        27,416
      552   DiamondRock Hospitality Co.                 8,269
      377   Digital Realty Trust, Inc.                 14,465
      848   Duke Realty Corp.                          22,116
      139   EastGroup Properties, Inc.                  5,817
      166   Education Realty Trust, Inc.                1,866
      164   Entertainment Properties Trust              7,708
      142   Equity Lifestyle Properties, Inc.           6,485
      215   Equity One, Inc.                            4,951
    1,579   Equity Residential                         57,586
      147   Essex Property Trust, Inc.                 14,331
      380   Extra Space Storage, Inc.                   5,430
      330   Federal Realty Investment Trust            27,110
      364   FelCor Lodging Trust, Inc.                  5,675
      260   First Industrial Realty Trust, Inc.         8,996
      141   First Potomac Realty Trust                  2,438
    1,420   General Growth Properties, Inc.            58,476
      220   Glimcher Realty Trust                       3,144
    1,260   HCP, Inc.                                  43,823
      495   Health Care REIT, Inc.                     22,122
      295   Healthcare Realty Trust, Inc.               7,490
      240   Hersha Hospitality Trust                    2,280
      333   Highwoods Properties, Inc.                  9,784
      194   Home Properties, Inc.                       8,701
      547   Hospitality Properties Trust               17,624
    3,044   Host Hotels & Resorts, Inc.                51,870
    1,313   HRPT Properties Trust                      10,149
      340   Inland Real Estate Corp.                    4,814
      321   Investors Real Estate Trust                 2,879
      782   iStar Financial, Inc.                      20,371
      191   Kilroy Realty Corp.                        10,497
    1,472   Kimco Realty Corp.                         53,581

            Real Estate Investment Trusts (Continued)
      169   Kite Realty Group Trust             $       2,581
      234   LaSalle Hotel Properties                    7,465
      371   Lexington Realty Trust                      5,394
      533   Liberty Property Trust                     15,356
      118   LTC Properties, Inc.                        2,956
      423   Macerich (The) Co.                         30,058
      396   Mack-Cali Realty Corp.                     13,464
      293   Medical Properties Trust, Inc.              2,986
      149   Mid-America Apartment
               Communities, Inc.                        6,370
      140   Monmouth Real Estate Investment Corp.       1,134
      137   National Health Investors, Inc.             3,822
      419   National Retail Properties, Inc.            9,796
      541   Nationwide Health Properties, Inc.         16,971
       47   One Liberty Properties, Inc.                  863
       90   Parkway Properties, Inc.                    3,328
      227   Pennsylvania Real Estate Investment
               Trust                                    6,737
    1,004   Plum Creek Timber Co., Inc.                46,224
      255   Post Properties, Inc.                       8,956
      228   Potlatch Corp.                             10,132
    1,500   ProLogis                                   95,069
       93   PS Business Parks, Inc.                     4,887
      725   Public Storage                             53,222
      108   Ramco-Gershenson Properties Trust           2,308
      455   Rayonier, Inc.                             21,494
      589   Realty Income Corp.                        15,915
      406   Regency Centers Corp.                      26,183
       63   Saul Centers, Inc.                          3,366
      517   Senior Housing Properties Trust            11,726
    1,299   Simon Property Group, Inc.                112,830
      345   SL Green Realty Corp.                      32,244
      126   Sovran Self Storage, Inc.                   5,053
      433   Strategic Hotels & Resorts, Inc.            7,244
       94   Sun Communities, Inc.                       1,981
      346   Sunstone Hotel Investors, Inc.              6,328
      102   Supertel Hospitality, Inc.                    626
      182   Tanger Factory Outlet Centers, Inc.         6,863
      307   Taubman Centers, Inc.                      15,101
      761   Thornburg Mortgage, Inc.                    7,032
      782   UDR, Inc.                                  15,523
       69   Universal Health Realty Income Trust        2,445
      129   Urstadt Biddle Properties, Inc., Class A    2,000
      282   U-Store-It Trust                            2,583
      781   Vornado Realty Trust                       68,688
      272   Washington Real Estate Investment
               Trust                                    8,544
      441   Weingarten Realty Investors                13,865
      297   Winthrop Realty Trust, Inc.                 1,571
                                                 ------------

            Total Common Stocks--99.3%
            (Cost $1,953,907)                       1,569,592
                                                -------------



Page 64                See Notes to Financial Statements.

FIRST TRUST S&P REIT INDEX FUND

DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Money Market Funds--8.4%
   50,000   Federated Treasury Obligation
               - 3.36% (b)                      $      50,000
   83,403   J.P. Morgan Institutional Treasury
               Money Market Fund - 3.09% (b)           83,403
                                                -------------

            Total Money Market Funds
            (Cost $133,403)                           133,403
                                                -------------

            Total Investments--107.7%
            (Cost $2,087,310)                       1,702,995
            Net Other Assets and
               Liabilities--(7.7%)                   (121,717)
                                                -------------
            Net Assets--100.0%                  $   1,581,278
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Represents annualized 7-day yield at December 31, 2007.



                       See Notes to Financial Statements.               Page 65

FIRST TRUST ISE WATER INDEX FUND

PORTFOLIO OF INVESTMENTS (A)
DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--100.1%
            Building Products--1.8%
    2,419   Ameron International Corp.          $     222,911
                                                -------------
            Chemicals--11.4%
    6,236   Arch Chemicals, Inc.                      229,173
    8,784   Ashland, Inc.                             416,625
   16,011   Calgon Carbon Corp. (b)                   254,415
   21,035   Nalco Holding Co.                         508,626
                                                -------------
                                                    1,408,839
                                                -------------
            Commercial Services &
               Supplies--5.1%
    5,194   Layne Christensen Co. (b)                 255,597
   17,230   Tetra Tech, Inc. (b)                      370,445
                                                -------------
                                                      626,042
                                                -------------
            Construction & Engineering--2.8%
   11,587   Insituform Technologies, Inc.,
               Class A (b)                            171,488
    4,344   Northwest Pipe Co. (b)                    170,024
                                                -------------
                                                      341,512
                                                -------------
            Electrical Equipment--5.8%
    6,513   Franklin Electric Co., Inc.               249,253
    7,491   Roper Industries, Inc.                    468,487
                                                -------------
                                                      717,740
                                                -------------
            Electronic Equipment &
               Instruments--4.2%
    5,352   Itron, Inc. (b)                           513,631
                                                -------------
            Health Care Equipment &
               Supplies--3.8%
    7,894   IDEXX Laboratories, Inc. (b)              462,825
                                                -------------
            Machinery--45.8%
    5,979   Badger Meter, Inc.                        268,756
    9,571   Crane Co.                                 410,596
    5,594   Danaher Corp.                             490,818
   16,138   Flow International Corp. (b)              150,406
    4,829   Flowserve Corp.                           464,550
    5,107   Gorman-Rupp (The) Co.                     159,338
   11,773   IDEX Corp.                                425,358
    7,743   ITT Corp.                                 511,349
    4,148   Lindsay Corp.                             293,222
   12,657   Mueller Industries, Inc.                  366,926
   38,319   Mueller Water Products, Inc., Class B     382,040
   11,840   Pall Corp.                                477,389
   13,958   Pentair, Inc.                             485,878
    4,220   Valmont Industries, Inc.                  376,086
   12,525   Watts Water Technologies, Inc.,
               Class A                                373,245
                                                -------------
                                                    5,635,957
                                                -------------

            Multi-Utilities--4.0%
    5,451   Veolia Environnement ADR            $     495,932
                                                -------------
            Water Utilities--15.4%
    5,920   American States Water Co.                 223,066
   19,578   Aqua America, Inc.                        415,054
    6,450   California Water Service Group            238,779
   10,339   Companhia de Saneamento Basico
               do Estado de Sao Paulo ADR             485,933
    4,917   Consolidated Water Co., Ltd.              123,859
    7,279   SJW Corp.                                 252,363
   12,649   Southwest Water Co.                       158,365
                                                -------------
                                                    1,897,419
                                                -------------

            Total Common Stocks
            (Cost $11,999,554)                     12,322,808
                                                -------------

            Money Market Funds--0.5%
   66,756   J.P. Morgan Institutional Treasury
               Money Market Fund - 3.09% (c)
            (Cost $66,756)                             66,756
                                                -------------

            Total Investments--100.6%
            (Cost $12,066,310)                     12,389,564
            Net Other Assets and
               Liabilities--(0.6%)                    (79,845)
                                                -------------
            Net Assets--100.0%                  $  12,309,719
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.

(c) Represents annualized 7-day yield at December 31, 2007.

ADR - American Depositary Receipt.


Page 66                See Notes to Financial Statements.

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND

PORTFOLIO OF INVESTMENTS (A)
DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--100.0%
            Gas Utilities--9.6%
    5,463   Energen Corp.                       $     350,888
    7,977   ONEOK, Inc.                               357,130
    6,609   Questar Corp.                             357,548
                                                -------------
                                                    1,065,566
                                                -------------
            Oil, Gas & Consumable
               Fuels--90.4%
    5,796   Anadarko Petroleum Corp.                  380,739
    3,442   Apache Corp.                              370,153
   46,584   Brigham Exploration Co. (b)               350,312
    9,689   Cabot Oil & Gas Corp.                     391,144
    9,448   Chesapeake Energy Corp.                   370,362
    8,827   Cimarex Energy Co.                        375,412
   10,957   Comstock Resources, Inc. (b)              372,538
   24,677   Delta Petroleum Corp. (b)                 465,160
    4,069   Devon Energy Corp.                        361,775
   63,449   Edge Petroleum Corp. (b)                  376,253
    5,339   EnCana Corp.                              362,838
    9,293   Enerplus Resources Fund                   372,185
   24,593   EXCO Resources, Inc. (b)                  380,700
    7,464   Forest Oil Corp. (b)                      379,470
   16,270   Mariner Energy, Inc. (b)                  372,258
    6,940   Newfield Exploration Co. (b)              365,738
   60,881   Ngas Resources, Inc. (b)                  342,760
    4,738   Noble Energy, Inc.                        376,766
   22,578   Petrohawk Energy Corp. (b)                390,825
    6,139   Petroleum Development Corp. (b)           362,999
    7,724   Pioneer Natural Resources Co.             377,240
   19,685   Rosetta Resources, Inc. (b)               390,354
    8,604   St. Mary Land & Exploration Co.           332,200
   12,152   Statoil ASA ADR                           370,879
    7,949   Stone Energy Corp. (b)                    372,888
   20,192   Talisman Energy, Inc.                     373,956
    6,878   XTO Energy, Inc.                          353,254
                                                -------------
                                                   10,091,158
                                                -------------

            Total Common Stocks--100.0%
            (Cost $11,135,964)                     11,156,724
                                                -------------

            Money Market Funds--0.6%
   71,890   J.P. Morgan Institutional Treasury
               Money Market Fund - 3.09% (c)
            (Cost $71,890)                             71,890
                                                -------------

            Total Investments--100.6%
            (Cost $11,207,854)                     11,228,614
            Net Other Assets and
               Liabilities--(0.6%)                    (71,230)
                                                -------------
            Net Assets--100.0%                  $  11,157,384
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.

(c) Represents annualized 7-day yield at December 31, 2007.

ADR - American Depositary Receipt.



                       See Notes to Financial Statements.               Page 67

FIRST TRUST ISE CHINDIA INDEX FUND

PORTFOLIO OF INVESTMENTS (A)
DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--100.1%
            Airlines--0.8%
   12,260   China Southern Airlines Co., Ltd.
               ADR (b)                          $     802,417
                                                -------------
            Chemicals--0.6%
   11,198   Sinopec Shanghai Petrochemical
               Co., Ltd. ADR                          683,750
                                                -------------
            Commercial Banks--10.8%
   31,335   HDFC Bank Ltd. ADR                      4,087,651
  116,733   ICICI Bank Ltd. ADR                     7,179,079
                                                -------------
                                                   11,266,730
                                                -------------
            Communications Equipment--0.6%
   41,200   Comtech Group, Inc. (b)                   663,732
                                                -------------
            Construction & Engineering--0.7%
   23,380   KHD Humboldt Wedag International
               Ltd. (b)                               700,932
                                                -------------
            Diversified Consumer
               Services--0.7%
    8,960   New Oriental Education &
               Technology Group, Inc. ADR (b)         722,086
                                                -------------
            Diversified Telecommunication
               Services--3.7%
   11,500   China Netcom Group Corp.,
               Ltd. ADR                               683,100
    9,791   China Telecom Corp., Ltd. ADR             764,383
   63,197   Videsh Sanchar Nigam Ltd. ADR           2,379,999
                                                -------------
                                                    3,827,482
                                                -------------
            Electrical Equipment--3.5%
   10,145   JA Solar Holdings Co., Ltd.
               ADR (b)                                708,222
   26,873   Solarfun Power Holdings Co.,
               Ltd. ADR  (b)                          877,403
   24,918   Suntech Power Holdings Co., Ltd.
               ADR (b)                              2,051,251
                                                -------------
                                                    3,636,876
                                                -------------
            Electronic Equipment &
               Instruments--0.7%
   61,621   Nam Tai Electronics, Inc.                 694,469
                                                -------------
            Health Care Equipment &
               Supplies--1.4%
   16,725   China Medical Technologies,
                Inc. ADR                              742,423
   17,006   Mindray Medical International
               Ltd. ADR 730,748
                                                -------------
                                                    1,473,171
                                                -------------
            Hotels, Restaurants &
               Leisure--2.0%
   11,964   Ctrip.com International Ltd. ADR          687,571

            Hotels, Restaurants &
               Leisure (Continued)
   19,330   Home Inns & Hotels Managment,
               Inc. ADR (b)                     $     688,921
   60,413   Melco PBL Entertainment Ltd.
               ADR (b)                                698,375
                                                -------------
                                                    2,074,867
                                                -------------
            Independent Power Producers &
               Energy Traders--0.7%
   17,575   Huaneng Power International,
               Inc. ADR 725,848
                                                -------------
            Insurance--3.9%
   52,906   China Life Insurance Co. Ltd. ADR       4,047,309
                                                -------------
            Internet Software &
               Services--5.9%
   10,493   Baidu.com  ADR (b)                      4,096,363
   35,414   NetEase.com, Inc. ADR (b)                 671,449
   14,527   SINA Corp. (b)                            643,691
   12,650   Sohu.com, Inc. (b)                        689,678
                                                -------------
                                                    6,101,181
                                                -------------
            IT Services--16.8%
  169,412   Infosys Technologies Ltd. ADR           7,684,529
   42,408   Patni Computer Systems Ltd. ADR           689,978
  155,409   Satyam Computer Services Ltd. ADR       4,152,528
  284,345   Wipro Ltd. ADR                          4,219,680
   43,852   WNS Holdings Ltd. ADR (b)                 716,980
                                                -------------
                                                   17,463,695
                                                -------------
            Machinery--2.0%
  111,493   Tata Motors Ltd. ADR                    2,102,758
                                                -------------
            Marine--0.7%
   28,021   Seaspan Corp.                             686,234
                                                -------------
            Media--2.6%
   35,666   Focus Media Holding Ltd.
               ADR (b)                              2,026,185
  116,553   Xinhua Finance Media Ltd.
               ADR (b)                                699,318
                                                -------------
                                                    2,725,503
                                                -------------
            Metals & Mining--10.8%
   80,027   Aluminum Corp. of China Ltd.
               ADR                                  4,052,567
  273,616   Sterlite Industries (India) Ltd.
               ADR (b)                              7,133,169
                                                -------------
                                                   11,185,736
                                                -------------
            Oil, Gas & Consumable
               Fuels--16.7%
   50,812   China Petroleum & Chemical
               Corp. ADR                            7,530,339
   12,917   CNOOC Ltd. ADR                          2,162,693
   39,686   PetroChina Co., Ltd. ADR                6,963,702


Page 68                See Notes to Financial Statements.

FIRST TRUST ISE CHINDIA INDEX FUND

DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Oil, Gas & Consumable
               Fuels (Continued)
    7,504   Yanzhou Coal Mining Co.,
               Ltd. ADR                         $     728,338
                                                -------------
                                                   17,385,072
                                                -------------
            Personal Products--0.7%
   63,957   American Oriental
               Bioengineering, Inc. (b)               708,644
                                                -------------
            Pharmaceuticals--2.0%
  115,039   Dr. Reddy's Laboratories
               Ltd. ADR                             2,089,108
                                                -------------
            Road & Rail--0.7%
   19,855   Guangshen Railway Co.,
               Ltd. ADR                               707,632
                                                -------------
            Semiconductors & Semiconductor
               Equipment--0.7%
   14,512   Trina Solar Ltd. ADR (b)                  780,746
                                                -------------
            Software--2.0%
  169,531   CDC Corp., Class A (b)                    825,617
   19,298   Shanda Interactive Entertainment
               Ltd. ADR (b)                           643,395
   29,392   The9 Ltd. ADR (b)                         626,637
                                                -------------
                                                    2,095,649
                                                -------------
            Wireless Telecommunication
               Services--8.4%
   82,829   China Mobile Ltd. ADR                   7,195,355
   36,155   China Unicom Ltd. ADR                     809,872
   32,447   Hutchison Telecommunications
               International Ltd. ADR                 734,925
                                                -------------
                                                    8,740,152
                                                -------------

            Total Investments--100.1%
            (Cost $101,640,171)                   104,091,779
            Net Other Assets and
               Liabilities--(0.1%)                    (87,479)
                                                -------------
            Net Assets--100.0%                  $ 104,004,300
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.

ADR - American Depositary Receipt.


                       See Notes to Financial Statements.               Page 69

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

PORTFOLIO OF INVESTMENTS (A)
DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks--100.4%
            Aerospace & Defense--2.1%
   54,982   Cubic Corp.                         $   2,155,295
   14,943   Precision Castparts Corp.               2,072,594
                                                -------------
                                                    4,227,889
                                                -------------
            Beverages--2.0%
   33,554   Coca-Cola (The) Co.                     2,059,209
   62,251   PepsiAmericas, Inc.                     2,074,203
                                                -------------
                                                    4,133,412
                                                -------------
            Biotechnology--3.0%
   46,277   LifeCell Corp. (b)                      1,995,001
   37,269   Onyx Pharmaceuticals, Inc. (b)          2,072,902
   42,400   OSI Pharmaceuticals, Inc. (b)           2,056,824
                                                -------------
                                                    6,124,727
                                                -------------
            Capital Markets--2.1%
   83,860   Charles Schwab (The) Corp.              2,142,623
   62,879   Janus Capital Group, Inc.               2,065,575
                                                -------------
                                                    4,208,198
                                                -------------
            Chemicals--4.2%
   30,186   Agrium, Inc.                            2,179,731
   18,544   Monsanto Co.                            2,071,179
   22,933   Mosaic (The) Co. (b)                    2,163,499
   15,195   Potash Corp. of Saskatchewan, Inc.      2,187,473
                                                -------------
                                                    8,601,882
                                                -------------
            Commercial Services &
               Supplies--5.1%
   49,891   Copart, Inc. (b)                        2,122,862
   34,641   FTI Consulting, Inc. (b)                2,135,271
   33,972   IHS, Inc., Class A (b)                  2,057,344
   94,212   Learning Tree International, Inc. (b)   2,163,108
   34,441   Stericycle, Inc. (b)                    2,045,795
                                                -------------
                                                   10,524,380
                                                -------------
            Communications
               Equipment--3.0%
  118,286   Foundry Networks, Inc. (b)              2,072,371
   55,091   Nokia Oyj ADR                           2,114,944
   17,981   Research In Motion Ltd. (b)             2,039,045
                                                -------------
                                                    6,226,360
                                                -------------
            Computers & Peripherals--4.1%
   10,668   Apple Computer, Inc. (b)                2,113,117
  111,244   EMC Corp. (b)                           2,061,351
   81,338   Seagate Technology                      2,074,119
   70,051   Western Digital Corp. (b)               2,116,241
                                                -------------
                                                    8,364,828
                                                -------------

            Construction & Engineering--2.0%
   14,454   Fluor Corp.                         $   2,106,237
   21,776   Jacobs Engineering Group, Inc. (b)      2,082,003
                                                -------------
                                                    4,188,240
                                                -------------
            Containers & Packaging--2.1%
   42,975   Owens-Illinois, Inc. (b)                2,127,262
   74,689   Packaging Corp. of America              2,106,230
                                                -------------
                                                    4,233,492
                                                -------------
            Distributors--1.0%
   94,203   LKQ Corp. (b)                           1,980,147
                                                -------------
            Diversified Consumer
               Services--3.0%
   29,351   Apollo Group, Inc., Class A (b)         2,058,973
   38,930   DeVry, Inc.                             2,022,803
   11,876   Strayer Education, Inc.                 2,025,808
                                                -------------
                                                    6,107,584
                                                -------------
            Diversified Financial
               Services--1.0%
   43,304   Nasdaq Stock Market, Inc. (b)           2,143,115
                                                -------------
            Diversified Telecommunication
               Services--1.0%
   21,673   Telefonica S.A. ADR                     2,115,068
                                                -------------
            Electrical Equipment--1.0%
   15,331   SunPower Corp., Class A (b)             1,999,009
                                                -------------
            Electronic Equipment &
               Instruments--3.0%
   41,209   Dolby Laboratories, Inc.,
               Class A (b)                          2,048,911
   66,486   FLIR Systems, Inc. (b)                  2,081,012
   61,693   National Instruments Corp.              2,056,228
                                                -------------
                                                    6,186,151
                                                -------------
            Energy Equipment & Services--3.1%
   43,574   Cameron International Corp. (b)         2,097,217
   16,989   Core Laboratories N.V. (b)              2,118,868
   28,672   National-Oilwell Varco, Inc. (b)        2,106,245
                                                -------------
                                                    6,322,330
                                                -------------
            Food Products--1.1%
   65,445   Fresh Del Monte Produce, Inc. (b)       2,197,643
                                                -------------
            Health Care Equipment &
               Supplies--5.1%
   45,305   ArthroCare Corp. (b)                    2,176,906
   35,678   IDEXX Laboratories, Inc. (b)            2,091,801
    6,353   Intuitive Surgical, Inc. (b)            2,061,549
   39,099   Kinetic Concepts, Inc. (b)              2,094,142
   51,421   St. Jude Medical, Inc. (b)              2,089,749
                                                -------------
                                                   10,514,147
                                                -------------


Page 70                See Notes to Financial Statements.

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

DECEMBER 31, 2007

   SHARES   DESCRIPTION                         VALUE
--------------------------------------------------------------

            Common Stocks (Continued)
            Health Care Providers & Services--2.1%
   29,342   Express Scripts, Inc. (b)           $   2,141,966
   23,655   WellPoint, Inc. (b)                     2,075,253
                                                -------------
                                                    4,217,219
                                                -------------
            Health Care Technology--1.0%
   83,500   Eclipsys Corp. (b)                      2,113,385
                                                -------------
            Household Durables--1.0%
   21,039   Garmin Ltd.                             2,040,783
                                                -------------
            Industrial Conglomerates--2.1%
   35,969   McDermott International, Inc. (b)       2,123,250
   29,659   Textron, Inc.                           2,114,687
                                                -------------
                                                    4,237,937
                                                -------------
            Insurance--2.0%
   33,918   AFLAC, Inc.                             2,124,285
   42,551   Aon Corp.                               2,029,257
                                                -------------
                                                    4,153,542
                                                -------------
            Internet & Catalog Retail--2.1%
   23,286   Amazon.com, Inc. (b)                    2,157,215
   17,991   Priceline.com, Inc. (b)                 2,066,446
                                                -------------
                                                    4,223,661
                                                -------------
            Internet Software & Services--2.0%
   62,044   eBay, Inc. (b)                          2,059,240
    3,016   Google, Inc., Class A (b)               2,085,504
                                                -------------
                                                    4,144,744
                                                -------------
            IT Services--1.0%
   40,709   Computer Sciences Corp. (b)             2,013,874
                                                -------------
            Life Sciences Tools &
               Services--4.1%
   31,710   Charles River Laboratories
               International, Inc. (b)              2,086,518
   23,845   Covance, Inc. (b)                       2,065,454
   22,523   Invitrogen Corp. (b)                    2,103,873
   27,070   Waters Corp. (b)                        2,140,425
                                                -------------
                                                    8,396,270
                                                -------------
            Machinery--11.0%
   30,749   AGCO Corp. (b)                          2,090,317
   54,089   Axsys Technologies, Inc. (b)            1,982,362
   21,135   Bucyrus International, Inc., Class A    2,100,608
   32,014   CNH Global N.V.                         2,107,161
   23,146   Deere & Co.                             2,155,356
   33,405   Dynamic Materials Corp.                 1,967,555
   21,356   Flowserve Corp.                         2,054,447
   28,143   Lindsay Corp.                           1,989,429
   41,596   Manitowoc (The) Co., Inc.               2,031,133
   28,678   Robbins & Myers, Inc.                   2,168,916
   21,483   Valmont Industries, Inc.                1,914,565
                                                -------------
                                                   22,561,849
                                                -------------

            Media--1.0%
   69,757   Global Sources Ltd. (b)             $   1,968,543
                                                -------------
            Metals & Mining--3.0%
   59,062   AMCOL International Corp.               2,128,003
   29,867   BHP Billiton Ltd. ADR                   2,091,885
   19,266   Southern Copper Corp.                   2,025,435
                                                -------------
                                                    6,245,323
                                                -------------
            Oil, Gas & Consumable Fuels--1.0%
   59,034   Williams (The) Cos., Inc.               2,112,237
                                                -------------
            Pharmaceuticals--3.0%
   35,491   Merck & Co., Inc.                       2,062,382
   32,144   Novo Nordisk A/S ADR                    2,084,860
   59,548   Perrigo Co.                             2,084,775
                                                -------------
                                                    6,232,017
                                                -------------
            Semiconductors & Semiconductor
               Equipment--6.0%
   55,940   Cypress Semiconductor Corp. (b)         2,015,518
   22,533   MEMC Electronic Materials, Inc. (b)     1,993,945
   59,275   NVIDIA Corp. (b)                        2,016,536
   37,241   Sigma Designs, Inc. (b)                 2,055,703
   62,154   Texas Instruments, Inc.                 2,075,944
   91,463   Zoran Corp. (b)                         2,058,832
                                                -------------
                                                   12,216,478
                                                -------------
            Software--5.0%
   50,347   ANSYS, Inc. (b)                         2,087,387
   81,914   CA, Inc.                                2,043,754
   83,457   Jack Henry & Associates, Inc.           2,031,343
   57,957   Microsoft Corp.                         2,063,269
   93,178   Oracle Corp. (b)                        2,103,960
                                                -------------
                                                   10,329,713
                                                -------------
            Specialty Retail--2.0%
   39,768   Best Buy Co., Inc.                      2,093,785
   33,515   GameStop Corp., Class A (b)             2,081,617
                                                -------------
                                                    4,175,402
                                                -------------
            Textiles, Apparel & Luxury
               Goods--2.0%
   12,887   Deckers Outdoor Corp. (b)               1,998,258
   48,192   Fossil, Inc. (b)                        2,023,100
                                                -------------
                                                    4,021,358
                                                -------------

            Total Investments--100.4%
            (Cost $183,137,182)                   205,802,937
            Net Other Assets and
               Liabilities--(0.4%)                   (889,512)
                                                -------------
            Net Assets--100.0%                  $ 204,913,425
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.

ADR - American Depositary Receipt.



                       See Notes to Financial Statements.               Page 71

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2007


                                                                               First Trust          First Trust
                                                                             Dow Jones Select       Morningstar(R)      First Trust
                                                                                 MicroCap        Dividend Leaders(SM)    IPOX-100
                                                                              Index(SM) Fund          Index Fund        Index Fund
                                                                             -----------------   --------------------   -----------
ASSETS:
Investments at value......................................................    $  18,041,010       $   64,505,883       $ 26,679,603
Cash......................................................................           23,882                   --             12,212
Receivables:
      Capital shares sold.................................................            5,072               14,625                 --
      Investment securities sold..........................................               --               84,267                 --
      Dividends...........................................................           19,540              169,668              8,565
      Interest............................................................               --                   --                 --
      Reclaims............................................................               --                   --                 --
      From investment advisor.............................................           28,049               28,690             12,371
Other assets..............................................................               --                   --             15,091
                                                                              -------------       --------------     --------------
      Total Assets........................................................       18,117,553           64,803,133         26,727,842
                                                                              -------------       --------------     --------------

LIABILITIES:
Due to Custodian..........................................................               --               18,234                 --
Payables:
      Investment securities purchased.....................................           11,095                   --                 --
      Capital shares purchased............................................           12,270                  596                 --
      Investment advisory fees............................................            7,330               17,147              8,543
      Licensing fees......................................................              824               25,133                 --
Accrued expenses and other liabilities....................................           93,233               91,534             86,568
                                                                              -------------       --------------     --------------
      Total Liabilities...................................................          124,752              152,644             95,111
                                                                              -------------       --------------     --------------

NET ASSETS................................................................    $  17,992,801       $   64,650,489     $   26,632,731
                                                                              =============       ==============     ==============

NET ASSETS consist of:
Paid-in capital...........................................................     $ 21,947,285         $ 77,672,170       $ 25,988,315
Par value.................................................................            8,050               32,000             10,500
Undistributed net investment income (loss)................................            4,380                9,502              1,158
Accumulated net realized gain (loss) on investments ......................       (2,553,261)            (980,395)        (1,355,789)
Net unrealized appreciation (depreciation) on investments.................       (1,413,653)         (12,082,788)         1,988,547
                                                                              -------------       --------------     --------------
NET ASSETS................................................................    $  17,992,801       $   64,650,489     $   26,632,731
                                                                              =============       ==============     ==============


NET ASSET VALUE, per share................................................    $       22.35       $        20.20     $        25.36
                                                                              =============       ==============     ==============

Number of shares outstanding
(unlimited number of shares has been authorized, par value $0.01 per share)         805,000            3,200,002          1,050,002
                                                                              -------------       --------------     --------------

Investments at cost.......................................................    $  19,454,663       $   76,588,671     $   24,691,056
                                                                              =============       ==============     ==============


Page 72                See Notes to Financial Statements.

  First Trust         First Trust         First Trust        First Trust       First Trust       First Trust         First Trust
   NASDAQ-100         NASDAQ-100-           Amex(R)           Dow Jones        DB Strategic      Value Line(R)       Value Line(R)
 Equal Weighted    Technology Sector     Biotechnology        Internet             Value       Equity Allocation       Dividend
 Index(SM) Fund     Index(SM) Fund        Index Fund       Index(SM) Fund       Index Fund         Index Fund         Index Fund
----------------  -------------------  ----------------  ------------------  ---------------  --------------------  ----------------

 $   31,002,219     $   23,734,053     $   72,820,584     $   36,124,261     $   61,522,985     $   13,341,744      $ 180,195,752
         10,549             13,252                 --                 --             25,010             10,681            960,997

             --                 --                 --                 --                 --                 --          7,911,342
             --                 --            592,115            344,590                 --              1,084          6,532,105
         10,192              2,317                 --                 --            101,272             13,624            476,585
             --                 --                 --                841                 --                 --                 --
             --                 --                 --                 --                 --                566              3,712
         11,299              9,775             20,432             17,141             17,917             15,815             31,747
             --                 --                 --                 --                 --                 --              8,063
 --------------     --------------     --------------     --------------     --------------     --------------   ----------------
     31,034,259         23,759,397         73,433,131         36,486,833         61,667,184         13,383,514        196,120,303
 --------------     --------------     --------------     --------------     --------------     --------------   ----------------


             --                 --             57,783              2,956                 --                 --                 --

             --                 --                 --                 --             14,489                 --          7,466,171
             --                 --                 --                 --                 --                 --          7,911,342
         10,430              8,095             26,303             19,364             23,525              5,696             78,693
          7,186              6,011             26,644              3,369             25,980             19,100            300,016
        105,341             93,740             81,354             75,488             85,497             67,352            210,859
 --------------     --------------     --------------     --------------     --------------     --------------   ----------------
        122,957            107,846            192,084            101,177            149,491             92,148         15,967,081
 --------------     --------------     --------------     --------------     --------------     --------------   ----------------

 $   30,911,302     $   23,651,551     $   73,241,047     $   36,385,656     $   61,517,693     $   13,291,366   $    180,153,222
 ==============     ==============     ==============     ==============     ==============     ==============   ================


 $   33,414,132     $   26,368,424     $   79,480,565     $   45,349,633     $   64,459,655     $   14,053,511   $    196,742,615
         14,000             11,000             30,000             14,500             25,500              6,500            114,380
             --                 --                 --                 --             22,423              3,164                 --
       (869,924)          (947,976)          (366,907)        (6,110,926)        (1,386,697)        (1,439,291)        (7,143,249)
     (1,646,906)        (1,779,897)        (5,902,611)        (2,867,551)        (1,603,188)           667,482         (9,560,524)
 --------------     --------------     --------------     --------------     --------------     --------------   ----------------
 $   30,911,302     $  23,651,551      $   73,241,047     $ 3  6,385,656     $   61,517,693     $   13,291,366   $    180,153,222
 ==============     ==============     ==============     ==============     ==============     ==============   ================

 $        22.08     $        21.50     $        24.41     $        25.09    $        24.12      $        20.45   $          15.75
 ==============     ==============     ==============     ==============     ==============     ==============   ================


      1,400,002          1,100,002          3,000,002          1,450,002          2,550,002            650,002         11,437,986
 --------------     --------------     --------------     --------------     --------------     --------------   ----------------

 $   32,649,125     $   25,513,950     $   78,723,195     $   38,991,812     $   63,126,173     $   12,674,262   $    189,756,276
 ==============     ==============     ==============     ==============     ==============     ==============   ================



                       See Notes to Financial Statements.               Page 73

FIRST TRUST EXCHANGE-TRADED FUND

DECEMBER 31, 2007


                                                                                   First Trust                  First Trust
                                                                                    NASDAQ-100             NASDAQ(R) Clean Edge(R)
                                                                               Ex-Technology Sector        U.S. Liquid Series
                                                                                   IndexSM Fund                Index Fund
                                                                              -----------------------    -----------------------
ASSETS:
Investments at value......................................................       $    2,172,638            $   50,811,947
Cash......................................................................               74,928                   179,229
Receivables:
      Capital shares sold.................................................                   --                 3,127,852
      Investment securities sold..........................................            1,065,841                        --
      Dividends...........................................................                1,126                     3,831
      Interest............................................................                  217                        --
      Reclaims............................................................                   --                        --
      From investment advisor.............................................                   --                        --
Other assets..............................................................                1,867                        --
                                                                                 --------------            --------------
      Total Assets........................................................            3,316,617                54,122,859
                                                                                 --------------            --------------

LIABILITIES:
Due to Custodian..........................................................                   --                        --
Payables:
      Investment securities purchased.....................................               69,788                 3,131,858
      Capital shares purchased............................................            1,065,169                        --
      Investment advisory fees............................................               15,575                    16,608
      Licensing fees......................................................                  583                     8,221
Accrued expenses and other liabilities....................................               46,930                    53,137
                                                                                 --------------            --------------
      Total Liabilities...................................................            1,198,045                 3,209,824
                                                                                 --------------            --------------

NET ASSETS................................................................       $    2,118,572            $   50,913,035
                                                                                 ==============            ==============

NET ASSETS consist of:
Paid-in capital...........................................................       $    2,386,278            $   45,780,650
Par value.................................................................                1,000                    16,500
Undistributed net investment income (loss)................................                   --                        --
Accumulated net realized gain (loss) on investments ......................              (59,898)                 (456,084)
Net unrealized appreciation (depreciation) on investments.................             (208,808)                5,571,969
                                                                                 --------------            --------------
NET ASSETS................................................................       $    2,118,572            $   50,913,035
                                                                                 ==============            ==============


NET ASSET VALUE, per share................................................       $        21.19            $       30.86
                                                                                 ==============            ==============

Number of shares outstanding
(unlimited number of shares has been authorized, par value $0.01 per share)            100,002                  1,650,002
                                                                                 --------------            --------------

Investments at cost.......................................................       $    2,381,446            $   45,239,978
                                                                                 ==============            ==============


Page 74                See Notes to Financial Statements.

         First Trust               First Trust               First Trust               First Trust
             S&P                       ISE                   ISE-Revere                    ISE                    First Trust
            REIT                      Water                  Natural Gas                 Chindia               Value Line(R) 100
         Index Fund                Index Fund                Index Fund                Index Fund            Exchange-Traded Fund
     -----------------         -----------------         -----------------          -----------------        ----------------------

    $    1,702,995            $   12,389,564             $   11,228,614             $  104,091,779               $  205,802,937
                --                        --                         --                      4,112                           --

                --                        --                         --                        --                    54,976,122
                --                        --                         --                        --                    37,939,578
            15,532                    14,221                      4,859                    12,963                        90,235
               246                       140                        234                        --                            --
                --                        --                         --                        --                         9,203
               325                        --                         --                     4,734                        20,765
                --                        --                         --                        --                         5,998
    --------------            --------------             --------------             --------------              ---------------
         1,719,098                12,403,925                 11,233,707                104,113,588                  298,844,838
    --------------            --------------             --------------             --------------              ---------------


            37,543                    24,920                      7,609                        --                       170,300

                --                        --                         --                        --                    54,478,885
                --                        --                         --                        --                    38,855,573
               423                     9,678                      9,646                    34,452                        79,073
            48,493                     2,477                      3,018                     7,497                       230,866
            51,361                    57,131                     56,050                    67,339                       116,716
    --------------            --------------             --------------            --------------               ---------------
           137,820                    94,206                     76,323                   109,288                    93,931,413
    --------------            --------------             --------------            --------------               ---------------

    $    1,581,278            $   12,309,719             $   11,157,384            $  104,004,300               $   204,913,425
    ==============            ==============             ==============            ==============               ===============


    $    2,012,894            $   12,016,965             $   11,235,844            $  103,452,483               $   193,321,158
             1,000                     5,500                      5,000                    37,500                       114,400
                --                        --                      1,666                     1,096                            --
           (48,301)                  (36,000)                  (105,886)               (1,938,387)                  (11,187,888)
          (384,315)                  323,254                     20,760                 2,451,608                    22,665,755
    --------------            --------------             --------------            --------------               ---------------
    $    1,581,278            $   12,309,719             $   11,157,384            $  104,004,300               $   204,913,425
    ==============            ==============             ==============            ==============               ===============

    $        15.81            $        22.38             $        22.31            $        27.73               $         17.91
    ==============            ==============             ==============            ==============               ===============


           100,002                   550,002                    500,002                 3,750,002                    11,439,982
    --------------            --------------             --------------            --------------               ---------------

    $    2,087,310            $   12,066,310             $   11,207,854            $  101,640,171               $   183,137,182
    ==============            ==============             ==============            ==============               ===============





                       See Notes to Financial Statements.               Page 75

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS


                                                                        First Trust          First Trust
                                                                     Dow Jones Select        Morningstar(R)          First Trust
                                                                         MicroCap        Dividend Leaders(SM)         IPOX-100
                                                                       Index(SM) Fund           Index Fund           Index Fund
                                                                   --------------------  --------------------  --------------------
                                                                          For the               For the               For the
                                                                        Year Ended            Year Ended            Year Ended
                                                                     December 31, 2007     December 31, 2007     December 31, 2007
                                                                   ---------------------  -------------------  --------------------
INVESTMENT INCOME:
Dividends (a) ....................................................  $     213,900         $   3,685,392          $      206,914
Interest..........................................................             --                    --                      --
                                                                    -------------         -------------          --------------
   Total investment income........................................        213,900             3,685,392                 206,914
                                                                    -------------         -------------          --------------

EXPENSES:
Investment advisory fees..........................................         90,935               255,684                  98,443
Audit and tax fees................................................         35,026                34,918                  34,983
Accounting and administration fees................................         27,788                49,973                  20,200
Licensing fees....................................................         24,999               151,399                  61,000
Printing fees.....................................................         19,954                28,366                  11,714
Legal fees........................................................         14,760                 8,474                   7,102
Custodian fees....................................................         14,225                19,325                  12,282
Listing fees......................................................         10,643                10,817                  10,001
Registration and filing fees......................................          2,878                 6,686                   1,128
Trustees' fees and expenses.......................................          1,151                 6,552                   1,983
Transfer agent fees...............................................            909                 4,261                   1,231
Other expenses....................................................          3,038                 6,952                   1,328
                                                                    -------------         -------------          --------------
   Total Expenses.................................................        246,306               583,407                 261,395
   Less fees waived and expenses reimbursed by the investment
      advisor.....................................................       (137,185)             (199,880)               (113,731)
                                                                    -------------         -------------          --------------
   Net Expenses...................................................        109,121               383,527                 147,664
                                                                    -------------         -------------          --------------
NET INVESTMENT INCOME (LOSS)......................................        104,779             3,301,865                  59,250
                                                                    -------------         -------------          --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments....................................................       (958,976)             (923,317)             (1,070,153)
   In-kind redemptions............................................      2,194,872             5,852,161               2,969,529
                                                                    -------------         -------------          --------------
Net realized gain (loss)..........................................      1,235,896             4,928,844               1,899,376
                                                                    -------------         -------------          --------------

Net change in unrealized appreciation (depreciation) on
   investments....................................................     (2,332,891)          (17,025,191)              1,187,879
                                                                    -------------         -------------          --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...........................     (1,096,995)          (12,096,347)              3,087,255
                                                                    -------------         -------------          --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS................................................  $    (992,216)        $  (8,794,482)         $    3,146,505
                                                                    =============         =============          ==============

(a) Net of foreign witholding taxes of $348 for the First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, $1,280 for the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, $2,145 for the First Trust NASDAQ-100-Technology Sector(SM) Index Fund, and $3,550 for the First Trust Value Line(R) Equity Allocation Index Fund.


Page 76                See Notes to Financial Statements.


    First Trust           First Trust             First Trust          First Trust          First Trust             First Trust
     NASDAQ-100            NASDAQ-100-              Amex(R)             Dow Jones           DB Strategic            Value Line(R)
   Equal Weighted       Technology Sector       Biotechnology           Internet               Value            Equity Allocation
   Index(SM) Fund         Index(SM) Fund           Index Fund        Index(SM) Fund          Index Fund             Index Fund
--------------------  --------------------  --------------------  --------------------  -------------------- ---------------------
       For the               For the               For the               For the               For the               For the
     Year Ended            Year Ended            Year Ended            Year Ended            Year Ended            Year Ended
  December 31, 2007     December 31, 2007     December 31, 2007     December 31, 2007     December 31, 2007     December 31, 2007
--------------------- --------------------- --------------------- --------------------- ------------------------------------------

    $    126,764          $    104,092         $         --          $     96,406          $    637,377          $    261,326
              --                    --                   --                   841                    --                    --
    ------------          ------------         ------------          ------------          ------------          ------------
         126,764               104,092                   --                97,247               637,377               261,326
    ------------          ------------         ------------          ------------          ------------          ------------


          97,177                94,558              201,334               218,892               183,113                75,067
          34,624                34,635               34,613                34,595                35,197                32,727
          20,175                13,624               27,676                30,673                21,887                13,243
          24,294                23,639               40,267                34,143               125,500                24,416
          13,823                11,487               21,782                23,174                 9,837                15,474
           9,766                 7,129                7,343                 7,343                 7,426                11,711
          10,301                 9,280               12,013                12,526                 9,097                 9,412
          14,339                14,867               10,490                10,544                10,001                10,545
           2,041                 2,753                2,351                 1,791                 1,695                 2,931
           2,060                 2,248                5,183                 4,830                 4,286                   988
           1,215                 1,182                2,517                 2,736                 1,831                   751
           1,958                 1,923                1,828                 1,858                 1,053                 6,207
    ------------          ------------         ------------          ------------          ------------          ------------
         231,773               217,325              367,397               383,105               410,923               203,472
         (86,008)              (75,489)             (65,395)              (54,768)             (172,875)              (98,378)
    ------------          ------------         ------------          ------------          ------------          ------------
         145,765               141,836              302,002               328,337               238,048               105,094
    ------------          ------------         ------------          ------------          ------------          ------------
         (19,001)              (37,744)            (302,002)             (231,090)              399,329               156,232
    ------------          ------------         ------------          ------------          ------------          ------------



        (646,121)             (505,402)            (277,758)           (6,085,666)           (1,466,514)           (1,437,666)
       3,914,875             3,570,635            7,427,406            12,961,361             5,544,664             1,033,752
    ------------          ------------         ------------          ------------          ------------          ------------
       3,268,754             3,065,233            7,149,648             6,875,695             4,078,150              (403,914)
    ------------          ------------         ------------          ------------          ------------          ------------

      (1,694,511)           (1,702,778)          (7,597,605)           (4,669,550)           (2,024,723)              851,149
    ------------          ------------         ------------          ------------          ------------          ------------
       1,574,243             1,362,455             (447,957)            2,206,145             2,053,427               447,235
    ------------          ------------         ------------          ------------          ------------          ------------
    $  1,555,242          $  1,324,711         $   (749,959)         $  1,975,055          $  2,452,756          $    603,467
    ============          ============         ============          ============          ============          ============


                       See Notes to Financial Statements.               Page 77

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF OPERATIONS (CONTINUED)


                                                                 First Trust          First Trust               First Trust
                                                                 Value Line(R)         NASDAQ-100          NASDAQ(R) Clean Edge(R)
                                                                  Dividend        Ex-Technology Sector       U.S. Liquid Series
                                                                 Index Fund          Index(SM) Fund              Index Fund
                                                             ------------------   --------------------   --------------------------
                                                                                     For the Period            For the Period
                                                                   For the        February 8, 2007 (b)      February 8, 2007 (b)
                                                                 Year Ended              through                   through
                                                              December 31, 2007     December 31, 2007         December 31, 2007
                                                             ------------------   --------------------   --------------------------
INVESTMENT INCOME:
Dividends (a) ..............................................    $    7,943,435         $      16,657             $      51,494
Interest....................................................               418                   303
                                                                --------------         -------------             -------------
   Total investment income..................................         7,943,853                16,960                    51,494
                                                                --------------         -------------             -------------

EXPENSES:
Investment advisory fees....................................         1,293,284                12,216                    77,431
Audit and tax fees..........................................            39,216                29,760                    29,743
Accounting and administration fees..........................           135,704                 2,578                    11,812
Licensing fees..............................................           400,565                 3,054                    19,358
Printing fees...............................................            88,756                10,107                    16,957
Legal fees..................................................            17,204                 5,654                     8,874
Custodian fees..............................................            46,628                 1,879                     4,384
Listing fees................................................            32,016                 9,395                    16,498
Registration and filing fees................................            31,186                     4                         4
Trustees' fees and expenses.................................            17,641                   266                     2,850
Transfer agent fees.........................................            12,933                   153                       968
Other expenses..............................................            88,359                 4,500                     4,500
                                                                --------------         -------------             -------------
   Total Expenses...........................................         2,203,492                79,566                   193,379
   Less fees waived and expenses reimbursed by the
      investment advisor....................................          (392,894)              (61,242)                  (77,233)
                                                                --------------         -------------             -------------
   Net Expenses.............................................         1,810,598                18,324                   116,146
                                                                --------------         -------------             -------------
NET INVESTMENT INCOME (LOSS)................................         6,133,255                (1,364)                  (64,652)
                                                                --------------         -------------             -------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments.................................................        (6,917,739)              (59,898)                 (462,882)
In-kind redemptions.........................................        62,295,122               517,056                 5,009,950
                                                                --------------         -------------             -------------
Net realized gain (loss)....................................        55,377,383               457,158                 4,547,068
                                                                --------------         -------------             -------------

Net change in unrealized appreciation (depreciation) on
   investments..............................................       (65,904,350)             (208,808)                5,571,969
                                                                --------------         -------------             -------------
NET REALIZED AND UNREALIZED GAIN (LOSS).....................       (10,526,967)              248,350                10,119,037
                                                                --------------         -------------             -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..........................................    $   (4,393,712)        $     246,986             $  10,054,385
                                                                ==============         =============             =============

(a) Net of foreign witholding taxes of $99,984 for the First Trust Value Line(R) Dividend Index Fund, $101 for the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, $3,251 for the First Trust ISE-Revere Natural Gas Index Fund, and $23,086 for the First Trust Value Line(R) 100 Exchange-Traded Fund.

(b)  Inception date.

(c) Results for periods prior to June 18, 2007 are of First Trust Value Line(R) 100 Fund. See Note 1 in the Notes to Financial Statements.


Page 78                See Notes to Financial Statements.

       First Trust               First Trust               First Trust                First Trust
           S&P                       ISE                   ISE-Revere                     ISE                   First Trust
          REIT                      Water                  Natural Gas                  Chindia               Value Line(R) 100
       Index Fund                Index Fund                Index Fund                 Index Fund           Exchange-Traded Fund
 ----------------------    ----------------------    ----------------------     ----------------------   ------------------------
     For the Period            For the Period            For the Period             For the Period
     May 8, 2007 (b)           May 8, 2007 (b)           May 8, 2007 (b)            May 8, 2007 (b)               For the
         through                   through                   through                    through                 Year Ended
    December 31, 2007         December 31, 2007         December 31, 2007          December 31, 2007       December 31, 2007 (c)
 ----------------------    ----------------------    ----------------------     ----------------------   ------------------------

     $      43,954             $      56,126              $      30,838             $     216,465            $    1,482,882
               410                       140                        234                        --                        --
     -------------             -------------              -------------             -------------            --------------
            44,364                    56,266                     31,072                   216,465                 1,482,882
     -------------             -------------              -------------             -------------            --------------


             4,118                    21,211                     13,470                   112,487                 1,393,727
            32,211                    29,924                     29,925                    29,925                    42,097
             2,536                     3,469                      2,547                    15,524                   178,842
            48,493                     2,651                      3,368                    22,497                   305,385
             6,859                     8,649                      7,367                    11,998                    46,678
             5,343                     5,775                      5,608                    10,927                    36,524
             1,920                     2,362                      2,120                     5,252                    20,144
             6,525                     7,210                      7,210                     7,210                    20,083
             1,110                     1,105                      1,105                     1,105                        --
               158                       725                        506                     5,316                     9,277
                69                       265                        168                     1,406                     7,743
             6,129                     6,134                      6,134                     6,304                    52,434
     -------------             -------------              -------------             -------------            --------------
           115,471                    89,480                     79,528                   229,951                 2,112,934
          (108,608)                  (57,664)                   (59,322)                  (61,221)                 (132,258)
     -------------             -------------              -------------             -------------            --------------
             6,863                    31,816                     20,206                   168,730                 1,980,676
     -------------             -------------              -------------             -------------            --------------
            37,501                    24,450                     10,866                    47,735                  (497,794)
     -------------             -------------              -------------             -------------            --------------



           (48,301)                  (36,000)                  (106,407)               (1,926,901)                7,734,350
           (15,732)                  299,879                    510,266                 4,011,210                44,394,357
     -------------             -------------              -------------             -------------            --------------
           (64,033)                  263,879                    403,859                 2,084,309                52,128,707
     -------------             -------------              -------------             -------------            --------------

          (384,315)                  323,254                     20,760                 2,451,608                (5,434,509)
     -------------             -------------              -------------             -------------            --------------
          (448,348)                  587,133                    424,619                 4,535,917                46,694,198
     -------------             -------------              -------------             -------------            --------------

     $    (410,847)            $     611,583              $     435,485             $   4,583,652            $   46,196,404
     =============             =============              =============             =============            ==============


                       See Notes to Financial Statements.               Page 79

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                 First Trust                             First Trust
                                                               Dow Jones Select                         Morningstar(R)
                                                                   MicroCap                          Dividend Leaders(SM)
                                                                 Index(SM) Fund                            Index Fund
                                               -------------------------------------------  ---------------------------------------
                                                                                                                   For the Period
                                                      For the Year         For the Year        For the Year       March 9, 2006 (a)
                                                          Ended                Ended               Ended               through
                                                    December 31, 2007    December 31, 2006   December 31, 2007    December 31, 2006
                                                ---------------------  -------------------  -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..................    $    104,779      $      57,986          $  3,301,865         $  1,135,197
   Net realized gain (loss)......................       1,235,896          3,858,753             4,928,844            1,133,275
   Net change in unrealized appreciation
      (depreciation)                                   (2,332,891)            (4,051)          (17,025,191)           4,942,403
                                                    -------------      -------------         -------------        -------------
   Net increase (decrease) in net assets
      resulting from operations..................        (992,216)         3,912,688            (8,794,482)           7,210,875
                                                    -------------      -------------         -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.........................        (101,775)           (67,080)           (3,182,601)          (1,240,001)
   Net realized gain.............................              --                 --                    --                   --
                                                    -------------      -------------         -------------        -------------
   Total distributions to shareholders...........        (101,775)           (67,080)           (3,182,601)          (1,240,001)
                                                    -------------      -------------         -------------        -------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold.....................      20,378,526         37,006,899            69,676,425           82,248,231
   Value of shares repurchased...................     (18,156,774)       (63,479,407)          (68,286,075)         (12,981,883)
                                                    -------------      -------------         -------------        -------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions..............       2,221,752        (26,472,508)            1,390,350           69,266,348
                                                    -------------      -------------         -------------        -------------

   Net increase (decrease) in net assets.........       1,127,761        (22,626,900)          (10,586,733)          75,237,222

NET ASSETS:
   Beginning of period...........................      16,865,040         39,491,940            75,237,222                   --
                                                    -------------      -------------         -------------        -------------

   End of period.................................   $  17,992,801      $  16,865,040         $  64,650,489        $  75,237,222
                                                    =============      =============         =============        =============

   Undistributed net investment income (loss)
      at end of period...........................   $       4,380      $       1,376         $       9,502        $    (104,804)
                                                    =============      =============         =============        =============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period.......         705,000          1,905,000             3,200,002                   --
   Shares sold...................................         850,000          1,700,000             2,950,000            3,800,002
   Shares repurchased............................        (750,000)        (2,900,000)           (2,950,000)            (600,000)
                                                    -------------      -------------         -------------        -------------
   Shares outstanding, end of period.............         805,000            705,000             3,200,002            3,200,002
                                                    =============      =============         =============        =============


(a)  Inception date.



Page 80                See Notes to Financial Statements.

             First Trust                           First Trust
              IPOX-100                      NASDAQ-100 Equal Weighted
             Index Fund                           Index(SM) Fund
---------------------------------------   --------------------------------------
                       For the Period                           For the Period
   For the Year      April 12, 2006 (a)     For the Year      April 19, 2006 (a)
       Ended               through              Ended               through
December 31, 2007    December 31, 2006    December 31, 2007    December 31, 2006
-----------------   -------------------   -----------------  -------------------

$       59,250      $        9,633        $      (19,001)     $       (9,563)
     1,899,376            (611,993)            3,268,754             521,972
     1,187,879             800,668            (1,694,511)             47,605
--------------      --------------        --------------      --------------

     3,146,505             198,308             1,555,242             560,014
--------------      --------------        --------------      --------------


       (67,725)                 --                    --                  --
            --                  --                    --                  --
--------------      --------------        --------------      --------------
       (67,725)                 --                    --                  --
--------------      --------------        --------------      --------------


    22,872,902          43,915,451            26,192,404          32,413,288
   (19,299,601)        (24,133,109)          (22,994,445)         (6,815,201)
--------------      --------------        --------------      --------------

     3,573,301          19,782,342             3,197,959          25,598,087
--------------      --------------        --------------      --------------

     6,652,081          19,980,650             4,753,201          26,158,101


    19,980,650                  --            26,158,101                  --
--------------      --------------        --------------      --------------

$   26,632,731      $   19,980,650        $   30,911,302      $   26,158,101
==============      ==============        ==============      ==============


$        1,158      $        9,633        $           --      $           --
==============      ==============        ==============      ==============


       900,002                  --             1,300,002                  --
       950,000           2,150,002             1,150,000           1,650,002
      (800,000)         (1,250,000)           (1,050,000)           (350,000)
--------------      --------------        --------------      --------------
     1,050,002             900,002             1,400,002           1,300,002
==============      ==============        ==============      ==============




          First Trust                                  First Trust
 NASDAQ-100-Technology Sector                      Amex(R) Biotechnology
        Index(SM) Fund                                  Index Fund
----------------------------------------   ---------------------------------------
                       For the Period                             For the Period
    For the Year      April 19, 2006 (a)       For the Year     June 19, 2006 (a)
        Ended              through                Ended              through
Dececember 31, 2007   December 31, 2006     December 31, 2007    December 31, 2006
-------------------   ------------------    ------------------   -----------------

  $     (37,744)      $     (24,769)        $     (302,002)      $      (78,128)
      3,065,233             478,780              7,149,648            1,789,320
     (1,702,778)            (77,119)            (7,597,605)           1,694,994
  -------------       -------------         --------------       --------------

      1,324,711             376,892               (749,959)           3,406,186
  -------------       -------------         --------------       --------------


             --                  --                     --                   --
             --                  --                     --                   --
  -------------       -------------         --------------       --------------
             --                  --                     --                   --
  -------------       -------------         --------------       --------------


     21,483,865          33,510,515             90,771,660           43,126,529
    (27,116,601)         (5,927,831)           (46,218,394)         (17,094,975)
  -------------       -------------         --------------       --------------

     (5,632,736)         27,582,684             44,553,266           26,031,554
  -------------       -------------         --------------       --------------

     (4,308,025)         27,959,576             43,803,307           29,437,740


     27,959,576                  --             29,437,740                   --
  -------------       -------------         --------------       --------------

  $  23,651,551       $  27,959,576         $   73,241,047       $   29,437,740
  =============       =============         ==============       ==============


  $          --       $          --         $           --       $           --
  =============       =============         ==============       ==============


      1,400,002                  --              1,250,002                   --
        950,000           1,700,002              3,600,000            2,050,002
     (1,250,000)           (300,000)            (1,850,000)            (800,000)
  -------------       -------------         --------------       --------------
      1,100,002           1,400,002              3,000,002            1,250,002
  =============       =============         ==============       ==============


                       See Notes to Financial Statements.               Page 81

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                  First Trust                               First Trust
                                                              Dow Jones Internet                        DB Strategic Value
                                                                 IndexSM Fund                               Index Fund
                                                -----------------------------------------     ------------------------------------
                                                                         For the Period                            For the Period
                                                     For the Year       June 19, 2006 (a)       For the Year      July 6, 2006 (a)
                                                         Ended               through                Ended              through
                                                   December 31, 2007    December 31, 2006     December 31, 2007   December 31, 2006
                                                  ------------------   ------------------     -----------------   -----------------
OPERATIONS:
   Net investment income (loss)..................   $    (231,090)     $     (71,540)         $     399,329        $      88,369
   Net realized gain (loss)......................       6,875,695          1,527,363              4,078,150              905,761
   Net change in unrealized appreciation
      (depreciation).............................      (4,669,550)         1,801,999             (2,024,723)             421,535
                                                    -------------      -------------          -------------        -------------
   Net increase (decrease) in net assets
       resulting from operations.................       1,975,055          3,257,822              2,452,756            1,415,665
                                                    -------------      -------------          -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.........................              --                 --               (394,875)             (70,400)
   Net realized gain.............................              --                 --                     --                   --
                                                    -------------      -------------          -------------        -------------
   Total distributions to shareholders...........              --                 --               (394,875)             (70,400)
                                                    -------------      -------------          -------------        -------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold.....................      79,688,355         36,616,435            104,762,439           35,100,009
   Value of shares repurchased...................     (71,230,802)       (13,921,209)           (62,952,782)         (18,795,119)
                                                    -------------      -------------          -------------        -------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions..............       8,457,553         22,695,226             41,809,657           16,304,890
                                                    -------------      -------------          -------------        -------------

   Net increase (decrease) in net assets.........      10,432,608         25,953,048             43,867,538           17,650,155

NET ASSETS:
   Beginning of Period...........................      25,953,048                 --             17,650,155                   --
                                                    -------------      -------------          -------------        -------------

   End of Period.................................   $  36,385,656      $  25,953,048          $  61,517,693        $  17,650,155
                                                    =============      =============          =============        =============

   Undistributed net investment income (loss)
      at end of period...........................   $          --      $          --          $      22,423        $      17,969
                                                    =============      =============          =============        =============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period.......       1,150,002                 --                800,002                   --
   Shares sold...................................       3,200,000          1,800,002              4,350,000            1,700,002
   Shares repurchased............................      (2,900,000)          (650,000)            (2,600,000)            (900,000)
                                                    -------------      -------------          -------------        -------------
   Shares outstanding, end of period.............       1,450,002          1,150,002              2,550,002              800,002
                                                    =============      =============          =============        =============


(a)  Inception date.
(b) Results for periods prior to December 18, 2006 are of First Trust Value Line(R) Dividend Fund. See Note 1 to Financial Statements.


Page 82                See Notes to Financial Statements.

                                                                                                                    First Trust
                First Trust                                              First Trust                                 NASDAQ-100
       Value Line(R) Equity Allocation                             Value Line(R) Dividend                       Ex-Technology Sector
                Index Fund                                                Index Fund                               Index(SM) Fund
------------------------------------------  ---------------------------------------------------------------    ---------------------
                         For the Period                               For the Period                              For the Period
    For the Year      December 5, 2006 (a)       For the Year          June 1, 2006          For the Year      February 8, 2007 (a)
        Ended                through                 Ended                through                Ended               through
  December 31, 2007     December 31, 2006      December 31, 2007   December 31, 2006 (b)   May 31, 2006 (b)      December 31, 2007
-------------------   -------------------   --------------------  ----------------------  -----------------    ---------------------

$        156,232      $         18,537      $     6,133,255      $     7,470,307         $     13,902,862       $         (1,364)
        (403,914)               29,372           55,377,383           56,814,074               48,450,270                457,158
         851,149              (183,667)         (65,904,350)          10,193,087              (16,192,745)              (208,808)
----------------      ----------------      ---------------      ---------------         ----------------       ----------------

         603,467              (135,758)          (4,393,712)          74,477,468               46,160,387                246,986
----------------      ----------------      ---------------      ---------------         ----------------       ----------------


        (171,605)                   --           (6,533,096)          (8,925,194)             (13,527,000)                    --
              --                    --                   --          (59,311,848)             (55,080,000)                    --
----------------      ----------------      ---------------      ---------------         ----------------       ----------------
        (171,605)                   --           (6,533,096)         (68,237,042)             (68,607,000)                    --
----------------      ----------------      ---------------      ---------------         ----------------       ----------------


      25,789,407            20,920,099          177,729,932           37,030,620                       --              8,275,318
     (31,723,062)           (1,991,182)        (438,291,965)        (127,887,361)                      --             (6,403,732)
----------------      ----------------      ---------------      ---------------         ----------------       ----------------

      (5,933,655)           18,928,917         (260,562,033)         (90,856,741)                      --              1,871,586
----------------      ----------------      ---------------      ---------------         ----------------       ----------------

      (5,501,793)           18,793,159         (271,488,841)         (84,616,315)             (22,446,613)             2,118,572


      18,793,159                    --          451,642,063          536,258,378              558,704,991                     --
----------------      ----------------      ---------------      ---------------         ----------------       ----------------

$     13,291,366      $     18,793,159      $   180,153,222      $   451,642,063         $    536,258,378       $      2,118,572
================      ================      ===============      ===============         ================       ================


$          3,164      $         18,537      $            --      $            --         $      1,454,887       $             --
================      ================      ===============      ===============         ================       ================


         950,002                    --           26,938,000           32,400,000               32,400,000                      --
       1,300,000             1,050,002           10,500,000            2,200,000                       --                 400,002
      (1,600,000)             (100,000)         (26,000,014)          (7,662,000)                      --                (300,000)
----------------      ----------------      ---------------      ---------------         ----------------       ----------------
         650,002               950,002           11,437,986           26,938,000               32,400,000                100,002
================      ================      ===============      ===============         ================       ================


                       See Notes to Financial Statements.               Page 83

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                     First Trust             First Trust            First Trust
                                                                   NASDAQ(R) Clean              S&P                    ISE
                                                                 Edge(R) U.S. Liquid            REIT                  Water
                                                                  Series Index Fund          Index Fund             Index Fund
                                                                ---------------------     -----------------      -----------------
                                                                    For the Period         For the Period         For the Period
                                                                 February 8, 2007 (a)      May 8, 2007 (a)        May 8, 2007 (a)
                                                                        through                through                through
                                                                   December 31, 2007      December 31, 2007      December 31, 2007
                                                                ---------------------     -----------------      -----------------
OPERATIONS:
   Net investment income (loss)...............................   $         (64,652)       $         37,501        $         24,450
   Net realized gain (loss)...................................           4,547,068                 (64,033)                263,879
   Net change in unrealized appreciation (depreciation).......           5,571,969                (384,315)                323,254
                                                                  ----------------        ----------------        ----------------
   Net increase (decrease) in net assets resulting from
      operations                                                        10,054,385                (410,847)                611,583
                                                                  ----------------        ----------------        ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income......................................                  --                 (37,501)                (24,475)
   Net realized gain..........................................                  --                      --                      --
                                                                  ----------------        ----------------        ----------------
   Total distributions to shareholders........................                  --                 (37,501)                (24,475)
                                                                  ----------------        ----------------        ----------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..................................          57,955,176               3,796,816              18,295,951
   Value of shares repurchased...............................          (17,096,526)             (1,767,190)             (6,573,340)
                                                                  ----------------        ----------------        ----------------
   Net increase (decrease) in net assets resulting from
        shareholder transactions..............................          40,858,650               2,029,626              11,722,611
                                                                  ----------------        ----------------        ----------------

   Net increase (decrease) in net assets......................          50,913,035               1,581,278              12,309,719

NET ASSETS:
   Beginning of Period........................................                  --                      --                      --
                                                                  ----------------        ----------------        ----------------

   End of Period..............................................    $     50,913,035        $      1,581,278        $     12,309,719
                                                                  ================        ================        ================

   Undistributed net investment income (loss) at end
      of period...............................................    $             --       $              --        $             --
                                                                  ================        ================        ================

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period....................                  --                      --
   Shares sold................................................           2,350,002                 200,002                 850,002
   Shares repurchased.........................................            (700,000)               (100,000)               (300,000)
                                                                  ----------------        ----------------        ----------------
   Shares outstanding, end of period..........................           1,650,002                 100,002                 550,002
                                                                  ================        ================        ================


(a)  Inception date.
(b) Results for periods prior to June 18, 2007 are of First Trust Value Line(R) 100 Fund. See Note 1 to Financial Statements.


Page 84                See Notes to Financial Statements.

             First Trust              First Trust
             ISE-Revere                    ISE                                    First Trust
             Natural Gas                 Chindia                                Value Line(R) 100
             Index Fund                Index Fund                             Exchange-Traded Fund
       -----------------------   -----------------------        ------------------------------------------------
           For the Period            For the Period
           May 8, 2007 (a)           May 8, 2007 (a)                 For the Year              For the Year
               through                   through                         Ended                     Ended
          December 31, 2007         December 31, 2007            December 31, 2007 (b)     December 31, 2006 (b)
       -----------------------   -----------------------        ----------------------     ---------------------

        $         10,866          $         47,735              $        (497,794)          $      (1,199,513)
                 403,859                 2,084,309                     52,128,707                  20,416,167
                  20,760                 2,451,608                     (5,434,509)                 (8,499,843)
        ----------------          ----------------              -----------------           -----------------
                 435,485                 4,583,652                     46,196,404                  10,716,811
        ----------------          ----------------              -----------------           -----------------


                  (9,200)                  (58,125)                            --                          --
                      --                        --                    (18,451,951)                (32,863,710)
        ----------------          ----------------              -----------------           -----------------
                  (9,200)                  (58,125)                   (18,451,951)                (32,863,710)
        ----------------          ----------------              -----------------           -----------------


              17,272,326               119,626,564                    219,100,688                          --
              (6,541,227)              (20,147,791)                  (319,833,579)                         --
        ----------------          ----------------              -----------------           -----------------

              10,731,099                99,478,773                   (100,732,891)                         --
        ----------------          ----------------              -----------------           -----------------

              11,157,384               104,004,300                    (72,988,438)                (22,146,899)


                      --                        --                    277,901,863                 300,048,762
        ----------------          ----------------              -----------------           -----------------

        $     11,157,384          $    104,004,300              $     204,913,425           $     277,901,863
        ================          ================              =================           =================

        $          1,666          $          1,096              $              --           $              --
        ================          ================              =================           =================


                      --                        --                     17,490,000                  17,490,000
                 800,002                 4,500,002                     12,750,000                          --
                (300,000)                 (750,000)                   (18,800,018)                         --
        ----------------          ----------------              -----------------           -----------------
                 500,002                 3,750,002                     11,439,982                  17,490,000
        ================          ================              =================           =================


                       See Notes to Financial Statements.               Page 85

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust Dow Jones Select MicroCap Index(SM) Fund

                                                                                                                  For the Period
                                                                          For the               For the       September 27, 2005 (a)
                                                                        Year Ended            Year Ended              through
                                                                     December 31, 2007     December 31, 2006     December 31, 2005
                                                                   --------------------   -------------------  ---------------------
Net asset value, beginning of period                                   $    23.92            $    20.73            $    20.00
                                                                       ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.16                  0.06 (e)              0.03 (e)
Net realized and unrealized gain (loss)                                     (1.60)                 3.19 (e)              0.72 (e)
                                                                       ----------            ----------            ----------
Total from investment operations                                            (1.44)                 3.25                  0.75
                                                                       ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                       (0.13)                (0.06)                (0.02)
                                                                       ----------            ----------            ----------

Net asset value, end of period                                         $    22.35            $    23.92            $    20.73
                                                                       ==========            ==========            ==========

TOTAL RETURN (b)                                                          (6.02)%                15.69%                 3.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                    $  17,993             $  16,865             $  39,492
Ratios to average net assets:
Ratio of total expenses to average net assets                               1.35%                 1.18%                 1.44% (c)
Ratio of net expenses to average net assets                                 0.60%                 0.60%                 0.60% (c)
Ratio of net investment income to average net assets                        0.58%                 0.24%                 0.51% (c)
Portfolio turnover rate (d)                                                   11%                   20%                    6%


First Trust Morningstar(R) Dividend Leaders(SM) Index Fund

                                                                                            For the Period
                                                                          For the          March 9, 2006 (a)
                                                                        Year Ended              through
                                                                     December 31, 2007     December 31, 2006
                                                                   --------------------  ---------------------
Net asset value, beginning of period                                   $    23.51            $    20.00
                                                                       ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.92                  0.59 (e)
Net realized and unrealized gain (loss)                                     (3.35)                 3.52 (e)
                                                                       ----------            ----------
Total from investment operations                                            (2.43)                 4.11
                                                                       ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                       (0.88)                (0.60)
                                                                       ----------            ----------

Net asset value, end of period                                         $    20.20            $    23.51
                                                                       ==========            ==========

TOTAL RETURN (b)                                                         (10.64)%                20.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                    $  64,650             $  75,237
Ratios to average net assets:
Ratio of total expenses to average net assets                               0.68%                 0.99% (c)
Ratio of net expenses to average net assets                                 0.45%                 0.45% (c)
Ratio of net investment income to average net assets                        3.87%                 3.55% (c)
Portfolio turnover rate (d)                                                    9%                    9%


(a) Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e) Per share amounts have been calculated using the average share method.


Page 86                See Notes to Financial Statements.

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust IPOX-100 Index Fund

                                                                                            For the Period
                                                                          For the         April 12, 2006 (a)
                                                                        Year Ended              through
                                                                     December 31, 2007     December 31, 2006
                                                                   --------------------  --------------------
Net asset value, beginning of period                                   $    22.20            $    20.00
                                                                       ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.05                  0.01 (e)
Net realized and unrealized gain (loss)                                      3.17                  2.19 (e)
                                                                       ----------            ----------
Total from investment operations                                             3.22                  2.20
                                                                       ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                       (0.06)                   --
                                                                       ----------            ----------

Net asset value, end of period                                         $    25.36            $    22.20
                                                                       ==========            ==========
TOTAL RETURN (b)                                                           14.53%                11.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                    $  26,633             $  19,981
Ratios to average net assets:
Ratio of total expenses to average net assets                               1.06%                 1.44% (c)
Ratio of net expenses to average net assets                                 0.60%                 0.60% (c)
Ratio of net investment income to average net assets                        0.24%                 0.07% (c)
Portfolio turnover rate (d)                                                   11%                   26%



First Trust NASDAQ-100 Equal Weighted Index(SM) Fund

                                                                                            For the Period
                                                                          For the         April 19, 2006 (a)
                                                                        Year Ended              through
                                                                     December 31, 2007     December 31, 2006
                                                                 ----------------------  --------------------
Net asset value, beginning of period                                   $    20.12            $    20.00
                                                                       ----------            ----------
Income from investment operations:
Net investment income (loss)                                                (0.02)                (0.01) (e)
Net realized and unrealized gain (loss)                                      1.98                  0.13  (e)
                                                                       ----------            ----------
Total from investment operations                                             1.96                  0.12
                                                                       ----------            ----------

Net asset value, end of period                                         $    22.08            $    20.12
                                                                       ==========            ==========

TOTAL RETURN (b)                                                            9.74%                 0.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                    $  30,911             $  26,158
Ratios to average net assets:
Ratio of total expenses to average net assets                               0.95%                 1.31% (c)
Ratio of net expenses to average net assets                                 0.60%                 0.60% (c)
Ratio of net investment loss to average net assets                        (0.08)%                (0.07)%(c)
Portfolio turnover rate (d)                                                   15%                    1%


(a) Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e) Per share amounts have been calculated using the average share method.



                      See Notes to Financial Statements.               Page 87

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust NASDAQ-100-Technology Sector Index(SM) Fund

                                                                                            For the Period
                                                                          For the         April 19, 2006 (a)
                                                                        Year Ended              through
                                                                     December 31, 2007     December 31, 2006
                                                                   --------------------  --------------------
Net asset value, beginning of period                                   $    19.97            $    20.00
                                                                       ----------            ----------
Income from investment operations:
Net investment income (loss)                                                (0.03)                (0.03)(f)
Net realized and unrealized gain (loss)                                      1.56                  0.00 (e)(f)
                                                                       ----------            ----------
Total from investment operations                                             1.53                 (0.03)
                                                                       ----------            ----------

Net asset value, end of period                                         $    21.50            $    19.97
                                                                       ==========            ==========

TOTAL RETURN (b)                                                            7.66%               (0.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                    $  23,652             $  27,960
Ratios to average net assets:
Ratio of total expenses to average net assets                               0.92%                 1.37% (c)
Ratio of net expenses to average net assets                                 0.60%                 0.60% (c)
Ratio of net investment loss to average net assets                        (0.16)%                (0.20)%(c)
Portfolio turnover rate (d)                                                   10%                    7%



First Trust Amex(R) Biotechnology Index Fund

                                                                                            For the Period
                                                                          For the          June 19, 2006 (a)
                                                                        Year Ended              through
                                                                     December 31, 2007     December 31, 2006
                                                                   --------------------  --------------------
Net asset value, beginning of period                                   $    23.55            $    20.00
                                                                       ----------            ----------
Income from investment operations:
Net investment income (loss)                                                (0.10)                (0.07)(f)
Net realized and unrealized gain (loss)                                      0.96                  3.62 (f)
                                                                       ----------            ----------
Total from investment operations                                             0.86                  3.55
                                                                       ----------            ----------

Net asset value, end of period                                         $    24.41            $    23.55
                                                                       ==========            ==========

TOTAL RETURN (b)                                                            3.65%                17.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                    $  73,241             $  29,438
Ratios to average net assets:
Ratio of total expenses to average net assets                               0.73%                 1.22% (c)
Ratio of net expenses to average net assets                                 0.60%                 0.60% (c)
Ratio of net investment loss to average net assets                        (0.60)%                (0.60)%(c)
Portfolio turnover rate (d)                                                   11%                    4%


(a) Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e) Amount represents less than $0.01 per share.
(f) Per share amounts have been calculated using the average share method.



Page 88                See Notes to Financial Statements.

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust Dow Jones Internet Index(SM) Fund

                                                                                            For the Period
                                                                          For the          June 19, 2006 (a)
                                                                        Year Ended              through
                                                                     December 31, 2007     December 31, 2006
                                                                 ------------------------------------------------
Net asset value, beginning of period                                   $    22.57            $    20.00
                                                                       ----------            ----------
Income from investment operations:
Net investment income (loss)                                                (0.16)                (0.07)(e)
Net realized and unrealized gain (loss)                                      2.68                  2.64 (e)
                                                                       ----------            ----------
Total from investment operations                                             2.52                  2.57
                                                                       ----------            ----------

Net asset value, end of period                                         $    25.09            $    22.57
                                                                       ==========            ==========

TOTAL RETURN (b)                                                           11.17%                12.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                    $  36,386             $  25,953
Ratios to average net assets:
Ratio of total expenses to average net assets                               0.70%                 1.24% (c)
Ratio of net expenses to average net assets                                 0.60%                 0.60% (c)
Ratio of net investment loss to average net assets                        (0.42)%                (0.55)%(c)
Portfolio turnover rate (d)                                                    6%                    4%



First Trust DB Strategic Value Index Fund

                                                                                            For the Period
                                                                          For the          July 6, 2006 (a)
                                                                        Year Ended              through
                                                                     December 31, 2007     December 31, 2006
                                                                   --------------------  --------------------
Net asset value, beginning of period                                   $    22.06           $    20.00
                                                                       ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.20                  0.12 (e)
Net realized and unrealized gain (loss)                                      2.07                  2.03 (e)
                                                                       ----------            ----------
Total from investment operations                                             2.27                  2.15
                                                                       ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                       (0.21)                (0.09)
                                                                       ----------            ----------

Net asset value, end of period                                         $    24.12            $    22.06
                                                                       ==========            ==========

TOTAL RETURN (b)                                                           10.26%                10.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                    $  61,518             $  17,650
Ratios to average net assets:
Ratio of total expenses to average net assets                               1.12%                 2.59% (c)
Ratio of net expenses to average net assets                                 0.65%                 0.65% (c)
Ratio of net investment income to average net assets                        1.09%                 1.29% (c)
Portfolio turnover rate (d)                                                   10%                    4%

(a) Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e) Per share amounts have been calculated using the average share method.



                       See Notes to Financial Statements.               Page 89

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust Value Line(R) Equity Allocation Index Fund

                                                                                            For the Period
                                                                          For the         December 5, 2006 (a)
                                                                        Year Ended              through
                                                                     December 31, 2007     December 31, 2006
                                                                   --------------------  ----------------------
Net asset value, beginning of period                                   $    19.78            $    20.00
                                                                       ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.24                  0.03 (e)
Net realized and unrealized gain (loss)                                      0.68                 (0.25)(e)
                                                                       ----------            ----------
Total from investment operations                                             0.92                 (0.22)
                                                                       ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                       (0.25)                   --
                                                                       ----------            ----------

Net asset value, end of period                                         $    20.45            $    19.78
                                                                       ==========            ==========

TOTAL RETURN (b)                                                            4.65%               (1.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                    $  13,291             $  18,793
Ratios to average net assets:
Ratio of total expenses to average net assets                               1.36%                 3.25% (c)
Ratio of net expenses to average net assets                                 0.70%                 0.70% (c)
Ratio of net investment income to average net assets                        1.04%                 1.82% (c)
Portfolio turnover rate (d)                                                   43%                    1%


(a) Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e) Per share amounts have been calculated using the average share method.


Page 90                See Notes to Financial Statements.

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust Value Line(R) Dividend Index Fund

                                                            For the Period
                                            For the          June 1, 2006          For the           For the          For the
                                          Year Ended            through          Year Ended        Year Ended      Period Ended
                                       December 31, 2007 December 31, 2006 (a)  May 31, 2006 (a)  May 31, 2005 (a) May 31, 2004 (a)
                                       ----------------- ---------------------  ----------------  ---------------- ----------------
Net asset value, beginning of period     $     16.77         $     16.55       $     17.24       $     16.13      $     14.33 (e)
                                         -----------         -----------       -----------       -----------      -----------

Income from investment operations:
Net investment income (loss)                    0.44                0.24 (i)          0.43              0.41             0.27
Net realized and unrealized gain (loss)        (0.99)               2.10 (i)          1.00              1.99             1.86
                                         -----------         -----------       -----------       -----------      -----------
Total from investment operations               (0.55)               2.34              1.43              2.40             2.13
                                         -----------         -----------       -----------       -----------      -----------

Distributions paid to shareholders
   from:
Net investment income                          (0.47)              (0.63)            (0.42)            (0.37)           (0.20)
Net realized gains                                --               (1.49)            (1.70)            (0.92)           (0.11)
                                         -----------         -----------       -----------       -----------      -----------
Total distributions to shareholders            (0.47)              (2.12)            (2.12)            (1.29)           (0.31)
                                         -----------         -----------       -----------       -----------      -----------

Common Shares offering costs
     charged to paid-in capital                   --                  --                --             (0.00) (b)       (0.02)
                                         -----------         -----------       -----------       -----------      -----------

Net asset value, end of period           $     15.75         $     16.77       $     16.55       $     17.24      $     16.13
                                         ===========         ===========       ===========       ===========      ===========

TOTAL RETURN, BASED ON
     NET ASSET VALUE                         (3.42)% (d)          14.70% (d)        10.26% (c)        16.05% (c)       15.09% (c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $ 180,153           $ 451,642         $ 536,258         $ 558,705        $ 522,731
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                  0.85%               0.94% (f)         0.93%             0.93%            0.93% (f)
Ratio of net expenses to average
   net assets                                  0.70%               0.93% (f)(h)      0.93%             0.93%            0.93% (f)
Ratio of net investment income to
   average net assets                          2.37%               2.36% (f)         2.51%             2.45%            2.29% (f)
Portfolio turnover rate (g)                       5%                 28%               58%               57%              46%


(a) The Fund commenced operations on August 19, 2003. Results for periods prior to December 18, 2006 are of First Trust Value Line(R) Dividend Fund. See
    Note 1 in the Notes to Financial Statements.
(b) Amount represents less than $0.01 per share.
(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(d) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Prior to December 18, 2006, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of First Trust Value Line(R) Dividend Fund. See
    Note 1 in the Notes to Financial Statements. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been reimbursed by the investment advisor.
(e) Net of sales load $0.675 per Common Share on initial offering.
(f) Annualized.
(g) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(h) The annualized expense ratio is capped at 0.70% for the first two years from the date of the reorganization. This ratio of 0.93% includes expenses for a portion of the period prior to the reorganization for the First Trust Value Line(R) Dividend Fund.
(i) Per share amounts have been calculated using the average share method.



                      See Notes to Financial Statements.               Page 91

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund

                                                                                            For the Period
                                                                                         February 8, 2007 (a)
                                                                                                through
                                                                                           December 31, 2007
                                                                                        -----------------------
Net asset value, beginning of period                                                         $    20.00
                                                                                             ----------
Income from investment operations:
Net investment income (loss)                                                                      (0.01)
Net realized and unrealized gain (loss)                                                            1.20
                                                                                             ----------
Total from investment operations                                                                   1.19
                                                                                             ----------

Net asset value, end of period                                                               $    21.19
                                                                                             ==========

TOTAL RETURN (b)                                                                                  5.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                          $   2,119
Ratios to average net assets:
Ratio of total expenses to average net assets                                                     2.61% (c)
Ratio of net expenses to average net assets                                                       0.60% (c)
Ratio of net investment loss to average net assets                                               (0.04)%(c)
Portfolio turnover rate (d)                                                                         27%



First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund

                                                                                            For the Period
                                                                                         February 8, 2007 (a)
                                                                                                through
                                                                                           December 31, 2007
                                                                                        -----------------------
Net asset value, beginning of period                                                         $    20.00
                                                                                             ----------
Income from investment operations:
Net investment income (loss)                                                                      (0.04)
Net realized and unrealized gain (loss)                                                           10.90
                                                                                             ----------
Total from investment operations                                                                  10.86
                                                                                             ----------

Net asset value, end of period                                                               $    30.86
                                                                                             ==========

TOTAL RETURN (b)                                                                                 54.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                          $  50,913
Ratios to average net assets:
Ratio of total expenses to average net assets                                                     1.00% (c)
Ratio of net expenses to average net assets                                                       0.60% (c)
Ratio of net investment loss to average net assets                                               (0.33)%(c)
Portfolio turnover rate (d)                                                                          4%


(a) Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.



Page 92                See Notes to Financial Statements.

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust S&P REIT Index Fund

                                                                                            For the Period
                                                                                            May 8, 2007 (a)
                                                                                                through
                                                                                           December 31, 2007
                                                                                        -----------------------
Net asset value, beginning of period                                                         $    20.00
                                                                                             ----------
Income from investment operations:
Net investment income (loss)                                                                       0.32 (b)
Net realized and unrealized gain (loss)                                                           (4.13)(b)
                                                                                             ----------
Total from investment operations                                                                  (3.81)
                                                                                             ----------
Distributions paid to shareholders from:
Net investment income                                                                             (0.38)
                                                                                             ----------

Net asset value, end of period                                                               $    15.81
                                                                                             ==========

TOTAL RETURN (c)                                                                               (19.08)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                          $   1,581
Ratios to average net assets:
Ratio of total expenses to average net assets                                                     8.41% (d)
Ratio of net expenses to average net assets                                                       0.50% (d)
Ratio of net investment income to average net assets                                              2.73% (d)
Portfolio turnover rate (e)                                                                         25%


First Trust ISE Water Index Fund

                                                                                            For the Period
                                                                                            May 8, 2007 (a)
                                                                                                through
                                                                                           December 31, 2007
                                                                                        -----------------------
Net asset value, beginning of period                                                         $    20.00
                                                                                             ----------
Income from investment operations:
Net investment income (loss)                                                                       0.04
Net realized and unrealized gain (loss)                                                            2.38
                                                                                             ----------
Total from investment operations                                                                   2.42
                                                                                             ----------
Distributions paid to shareholders from:
Net investment income                                                                             (0.04)
                                                                                             ----------

Net asset value, end of period                                                               $    22.38
                                                                                             ==========

TOTAL RETURN (c)                                                                                 12.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                          $  12,310
Ratios to average net assets:
Ratio of total expenses to average net assets                                                     1.68% (d)
Ratio of net expenses to average net assets                                                       0.60% (d)
Ratio of net investment income to average net assets                                              0.46% (d)
Portfolio turnover rate (e)                                                                          3%

(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.



                       See Notes to Financial Statements.               Page 93

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust ISE-Revere Natural Gas Index Fund

                                                                                            For the Period
                                                                                            May 8, 2007 (a)
                                                                                                through
                                                                                           December 31, 2007
                                                                                        -----------------------
Net asset value, beginning of period                                                         $    20.00
                                                                                             ----------
Income from investment operations:
Net investment income (loss)                                                                       0.03
Net realized and unrealized gain (loss)                                                            2.30
                                                                                             ----------
Total from investment operations                                                                   2.33
                                                                                             ----------
Distributions paid to shareholders from:
Net investment income                                                                             (0.02)
                                                                                             ----------

Net asset value, end of period                                                               $    22.31
                                                                                             ==========

TOTAL RETURN (b)                                                                                 11.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                          $  11,157
Ratios to average net assets:
Ratio of total expenses to average net assets                                                     2.36% (c)
Ratio of net expenses to average net assets                                                       0.60% (c)
Ratio of net investment income to average net assets                                              0.32% (c)
Portfolio turnover rate (d)                                                                          5%


First Trust ISE Chindia Index Fund

                                                                                            For the Period
                                                                                            May 8, 2007 (a)
                                                                                                through
                                                                                           December 31, 2007
                                                                                        -----------------------
Net asset value, beginning of period                                                         $    20.00
                                                                                             ----------
Income from investment operations:
Net investment income (loss)                                                                       0.02
Net realized and unrealized gain (loss)                                                            7.73
                                                                                             ----------
Total from investment operations                                                                   7.75
                                                                                             ----------
Distributions paid to shareholders from:
Net investment income                                                                             (0.02)
                                                                                             ----------

Net asset value, end of period                                                               $    27.73
                                                                                             ==========

TOTAL RETURN (b)                                                                                 38.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                          $ 104,004
Ratios to average net assets:
Ratio of total expenses to average net assets                                                     0.82% (c)
Ratio of net expenses to average net assets                                                       0.60% (c)
Ratio of net investment income to average net assets                                              0.17% (c)
Portfolio turnover rate (d)                                                                          2%

(a) Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.



Page 94                See Notes to Financial Statements.

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

First Trust Value Line(R) 100 Exchange-Traded Fund

                                                                                                                   For the Period
                                           For the          For the             For the             For the         June 12, 2003
                                         Year Ended       Year Ended          Year Ended          Year Ended           through
                                       December 31,      December 31,        December 31,        December 31,        December 31,
                                         2007 (a)          2006 (a)            2005 (a)            2004 (a)            2003 (a)
                                      --------------    --------------      --------------      --------------    -----------------
Net asset value, beginning of period  $     15.89        $     17.16         $     18.05        $     16.61         $     14.33 (e)
                                      -----------        -----------         -----------        -----------         -----------
Income from investment operations:
Net investment income (loss)                 1.02              (0.07)             (0.08)              (0.09)              (0.06)
Net realized and unrealized
   gain (loss)                               2.06               0.68                2.00               2.19                2.37
                                      -----------        -----------         -----------        -----------         -----------
Total from investment operations             3.08               0.61                1.92               2.10                2.31
                                      -----------        -----------         -----------        -----------         -----------

Distributions paid to shareholders
   from:
Net realized gain                           (1.06)             (1.88)              (2.81)             (0.66)                 --
                                      -----------        -----------         -----------        -----------         -----------

Common Shares offering costs
   charged to paid-in capital                  --                 --                  --              (0.00) (b)          (0.03)
                                      -----------        -----------         -----------        -----------         -----------

Net asset value, end of period        $     17.91        $     15.89         $     17.16        $     18.05         $     16.61
                                      ===========        ===========         ===========        ===========         ===========

TOTAL RETURN                               19.91% (d)          4.59% (c)          11.86% (c)         13.05% (c)          15.91% (c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $ 204,913          $ 277,902           $ 300,049          $ 315,632           $ 290,464
Ratios to average net assets:
Ratio of total expenses to average
   net assets                               0.89%              0.97%               0.95%              0.97%               1.02% (f)
Ratio of net expenses to average
   net assets                               0.83% (h)          0.97%               0.95%              0.97%               1.02% (f)
Ratio of net investment loss to
     average net assets                    (0.21)%            (0.40)%             (0.43)%            (0.52)%             (0.75)%(f)
Portfolio turnover rate (g)                  111%               234%                240%               220%                144%



(a) The Fund commenced operations on June 12, 2003. Results for periods prior to June 18, 2007 are of First Trust Value Line(R) 100 Fund. See Note 1 in the Notes to Financial Statements.
(b) Amount represents less than $0.01 per share.
(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(d) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Prior to June 18, 2007, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of First Trust Value Line(R) 100 Fund. See Note 1 in the Notes to Financial Statements. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been reimbursed by the investment advisor.
(e) Net of sales load $0.675 per Common Share on initial offering.
(f) Annualized.
(g) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(h) The annualized expense ratio is capped at 0.70% for the first two years from the date of the reorganization. This ratio of 0.83% includes expenses for a portion of the period prior to the reorganization for the First Trust Value Line(R) 100 Fund.



                       See Notes to Financial Statements.               Page 95

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2007

                                1. Organization

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund"), a closed-end fund organized as a Massachusetts business trust on June 11, 2003, reorganized with and into First Trust Value Line(R) Dividend Index Fund ("FVD"), an exchange-traded fund and newly created series of the Trust effective Friday, December 15, 2006. The Predecessor FVD Fund ceased trading on the AMEX on Friday, December 15, 2006, and FVD began trading on the AMEX on Monday, December 18, 2006 under the ticker symbol "FVD," the same ticker symbol used by the Predecessor FVD Fund. The assets of the Predecessor FVD Fund were transferred to, and the liabilities of the Predecessor FVD Fund were assumed by, FVD in exchange for shares of FVD on a one share for one share basis based upon the net asset value ("NAV") of the Predecessor FVD Fund on Friday, December 15, 2006. FVD shares have been distributed to the Predecessor FVD Fund shareholders, on a tax-free basis for federal income tax purposes, and the Predecessor FVD Fund has been terminated. The historical results of the Predecessor FVD Fund will survive for financial reporting purposes.

First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund"), a closed-end fund organized as a Massachusetts business trust on April 18, 2003, reorganized with and into First Trust Value Line(R) 100 Exchange-Traded Fund ("FVL"), an exchange-traded fund and newly created series of the Trust effective Friday, June 15, 2007. The Predecessor FVL Fund ceased trading on the AMEX on Friday, June 15, 2007, and FVL began trading on the AMEX on Monday, June 18, 2007 under the ticker symbol "FVL," the same ticker symbol used by the Predecessor FVL Fund. The assets of the Predecessor FVL Fund were transferred to, and the liabilities of the Predecessor FVL Fund were assumed by, FVL in exchange for shares of FVL on a one share for one share basis based upon the NAV of the Predecessor FVL Fund on Friday, June 15, 2007. FVL shares have been distributed to the Predecessor FVL Fund shareholders, on a tax-free basis for federal income tax purposes, and the Predecessor FVL Fund has been terminated. The historical results of the Predecessor FVL Fund will survive for financial reporting purposes.

The Trust currently consists of seventeen funds:

First Trust Dow Jones Select MicroCap Index(SM) Fund - (AMEX ticker "FDM")
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund - (AMEX ticker "FDL") First Trust IPOX-100 Index Fund - (AMEX ticker "FPX")
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund - (NASDAQ ticker "QQEW") First Trust NASDAQ-100-Technology Sector Index(SM) Fund - (NASDAQ ticker "QTEC") First Trust Amex(R) Biotechnology Index Fund - (AMEX ticker "FBT")
First Trust Dow Jones Internet Index(SM) Fund - (AMEX ticker "FDN")
First Trust DB Strategic Value Index Fund - (AMEX ticker "FDV")
First Trust Value Line(R) Equity Allocation Index Fund - (AMEX ticker "FVI") First Trust Value Line(R) Dividend Index Fund - (AMEX ticker "FVD")
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund -
   (NASDAQ ticker "QQXT")
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund -
   (NASDAQ ticker "QCLN")
First Trust S&P REIT Index Fund - (AMEX ticker "FRI")
First Trust ISE Water Index Fund - (NYSE Arca, Inc. ticker "FIW")
First Trust ISE-Revere Natural Gas Index Fund - (NYSE Arca, Inc. ticker "FCG") First Trust ISE Chindia Index Fund - (NYSE Arca, Inc. ticker "FNI")
First Trust Value Line(R) 100 Exchange-Traded Fund - (AMEX ticker "FVL")

Each fund represents a separate series of beneficial interest in the Trust (individually, each a "Fund" and collectively, the "Funds"). Each Fund's shares are listed and traded on the American Stock Exchange ("AMEX") except for the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund, the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, and the First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund, which are listed and traded on The NASDAQ Stock Market, Inc. ("NASDAQ(R)") and the First Trust ISE Water Index Fund, the First Trust ISE-Revere Natural Gas Index Fund and the First Trust Chindia Index Fund, which are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2007


Fund                                                                          Index
First Trust Dow Jones Select MicroCap Index(SM) Fund                          Dow Jones Select MicroCap Index(SM)
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                    Morningstar(R) Dividend Leaders(SM) Index
First Trust IPOX-100 Index Fund                                               IPOX-100 U.S. Index
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                          NASDAQ-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                       NASDAQ-100 Technology Sector Index(SM)
First Trust Amex(R) Biotechnology Index Fund                                  Amex(R) Biotechnology Index(SM)
First Trust Dow Jones Internet Index(SM) Fund                                 Dow Jones Internet Composite Index(SM)
First Trust DB Strategic Value Index Fund                                     Deutsche Bank CROCI(R) US+ Index(TM)
First Trust Value Line(R) Equity Allocation Index Fund                        Value Line(R) Equity Allocation Index
First Trust Value Line(R) Dividend Index Fund                                 Value Line(R) Dividend Index
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                    NASDAQ-100 Ex-Tech Sector Index(SM)
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund             NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index
First Trust S&P REIT Index Fund                                               S&P REIT Composite Index
First Trust ISE Water Index Fund                                              ISE Water Index(TM)
First Trust ISE-Revere Natural Gas Index Fund                                 ISE-REVERE Natural Gas Index(TM)
First Trust ISE Chindia Index Fund                                            ISE ChIndia Index(TM)
First Trust Value Line(R) 100 Exchange-Traded Fund                            Value Line(R) 100 Index

                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation
The NAV of each Fund's shares is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust's Board of Trustees. Portfolio securities listed on any exchange other than the NASDAQ(R) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ(R) are valued at the NASDAQ(R) Official Closing Price as determined by NASDAQ(R). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ(R), are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost.

B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

The Funds may hold publicly-traded master limited partnerships and real estate investment trusts. Distributions from such investments may include a return of capital component.

C. Dividends and Distribution to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid semi-annually, except for First Trust Morningstar(R) Dividend Leaders(SM) Index Fund and First Trust Value Line(R) Dividend Index Fund, which declare and pay dividends quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2007


The tax character of distributions paid by each Fund during the period ended December 31, 2007 were as follows:

                                                                         Distributions      Distributions    Distributions
                                                                            paid from           paid           paid from
                                                                            Ordinary        from Capital       Return of
                                                                             Income             Gains           Capital
                                                                       -----------------   --------------   ---------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                      $     101,775      $        --      $       --
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund (A)                3,792,601              --               --
First Trust IPOX-100 Index Fund                                                  67,725              --               --
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                 --              --               --
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                              --              --               --
First Trust Amex(R) Biotechnology Index Fund                                         --              --               --
First Trust Dow Jones Internet Index(SM) Fund                                        --              --               --
First Trust DB Strategic Value Index Fund                                       394,875              --               --
First Trust Value Line(R) Equity Allocation Index Fund                          171,605              --               --
First Trust Value Line(R) Dividend Index Fund                                 6,533,096              --               --
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                           --              --               --
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund                    --              --               --
First Trust S&P REIT Index Fund                                                  37,501              --               --
First Trust ISE Water Index Fund                                                 24,475              --               --
First Trust ISE-Revere Natural Gas Index Fund                                     9,200              --               --
First Trust ISE Chindia Index Fund                                               58,125              --               --
First Trust Value Line(R) 100 Exchange-Traded Fund (B)                               --              --               --

(A) For the tax year ended November 30, 2007, the Fund distributed $2,951,001 from ordinary income. The Fund changed its tax year to December 31, effective December 1, 2007, and will have a short tax year of December 1 to December 31, 2007. The Fund distributed $841,600 from ordinary income for the period December 1 through December 31, 2007.

(B) All distributions were paid prior to June 18, 2007 and are of First Trust Value Line(R) 100 Fund. See Note 1 above.

The tax character of distributions paid during the period ended December 31, 2006 was as follows:

                                                                         Distributions      Distributions    Distributions
                                                                            paid from           paid           paid from
                                                                            Ordinary        from Capital       Return of
                                                                             Income             Gains           Capital
                                                                       -----------------   --------------   ---------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                      $      67,080      $         --    $          --
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund (A)                  630,001                --               --
First Trust DB Strategic Value Index Fund                                        70,400                --               --
First Trust Value Line(R) Dividend Index Fund                                19,499,734        46,401,234        2,336,074
First Trust Value Line(R) 100 Exchange-Traded Fund (B)                               --                --               --

(A) This amount is as of November 30, 2006, the Fund's prior tax year-end.

(B) All distributions were paid prior to June 18, 2007 and are of First Trust Value Line(R) 100 Fund. See Note 1 above.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2007


As of December 31, 2007, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                            Undistributed                Net Unrealized
                                                                           Ordinary Income         Appreciation (Depreciation)
                                                                       -----------------------  ---------------------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                    $            4,380            $     (1,430,004)
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund (A)                       9,502                 (12,609,479)
First Trust IPOX-100 Index Fund                                                      1,158                   1,958,507
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                    --                  (1,743,296)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                 --                  (1,783,779)
First Trust Amex(R) Biotechnology Index Fund                                            --                  (6,269,136)
First Trust Dow Jones Internet Index(SM) Fund                                           --                  (3,579,723)
First Trust DB Strategic Value Index Fund                                           22,423                  (1,794,979)
First Trust Value Line(R) Equity Allocation Index Fund                               3,164                     667,292
First Trust Value Line(R) Dividend Index Fund                                           --                 (10,114,015)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                              --                    (226,358)
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund                       --                   5,269,569
First Trust S&P REIT Index Fund                                                         --                    (413,643)
First Trust ISE Water Index Fund                                                        --                     318,303
First Trust ISE-Revere Natural Gas Index Fund                                        1,666                      10,424
First Trust ISE Chindia Index Fund                                                  86,380                   1,612,014
First Trust Value Line(R) 100 Exchange-Traded Fund                                      --                  22,656,895

(A) The Fund changed its tax year to December 31, effective December 1, 2007, and will have a short tax year of December 1 to December 31, 2007.

D. Income Taxes
Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes.

In June 2006, Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" - an Interpretation of FASB Statement 109 ("FIN 48") was issued and is effective for fiscal years beginning after December 15, 2006. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of December 31, 2007, management has evaluated the application of FIN 48 to each Fund, and has determined that there is no material impact resulting from the adoption of this Interpretation on each Fund's financial statements.

At December 31, 2007 for federal income tax purposes, each Fund has capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders.

                                                                 Capital Loss    Capital Loss     Capital Loss
                                                                   Available       Available        Available           Total
                                                                    Through         Through          Through        Capital Loss
                                                                     2013            2014             2015            Available
                                                                 -------------   -------------    -------------    --------------
First Trust Dow Jones Select MicroCap Index(SM) Fund              $        --     $ 1,604,481       $   910,503      $ 2,514,984
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund             52,755         202,279           198,670          453,704
First Trust IPOX-100 Index Fund                                            --         303,759           740,683        1,044,442
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                       --          15,480           271,083          286,563
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                    --          95,862           535,229          631,091
First Trust Amex(R) Biotechnology Index Fund-                              --              --                --               --
First Trust Dow Jones Internet Index(SM) Fund                              --              --                15               15
First Trust DB Strategic Value Index Fund                                  --          45,432           831,336          876,768
First Trust Value Line(R) Equity Allocation Index Fund                     --              --         1,439,101        1,439,101
First Trust Value Line(R) Dividend Index Fund                              --              --         4,488,019        4,488,019
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                 --              --             7,779            7,779
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund          --              --           141,332          141,332
First Trust S&P REIT Index Fund                                            --              --            10,162           10,162
First Trust ISE Water Index Fund                                           --              --               592              592
First Trust ISE-Revere Natural Gas Index Fund                              --              --             5,274            5,274
First Trust ISE Chindia Index Fund                                         --              --                --               --
First Trust Value Line(R) 100 Exchange-Traded Fund                         --              --         6,804,100        6,804,100

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2007


Capital losses incurred after October 31 ("post-October losses") within the taxable year can be deemed to arise on the first business day of the Funds' next taxable year.

The following Funds incurred and elected to defer net capital losses as follows:

                                                                               Post-October Losses
                                                                             -----------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                             $       21,926
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                                   --
First Trust IPOX-100 Index Fund                                                         281,307
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                    486,971
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                 313,003
First Trust Amex(R) Biotechnology Index Fund                                                382
First Trust Dow Jones Internet Index(SM) Fund                                         5,398,739
First Trust DB Strategic Value Index Fund                                               318,138
First Trust Value Line(R) Equity Allocation Index Fund                                       --
First Trust Value Line(R) Dividend Index Fund                                         2,101,739
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                               34,569
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund                        12,352
First Trust S&P REIT Index Fund                                                           8,811
First Trust ISE Water Index Fund                                                         30,457
First Trust ISE-Revere Natural Gas Index Fund                                            90,276
First Trust ISE Chindia Index Fund                                                    1,184,077
First Trust Value Line(R) 100 Exchange-Traded Fund                                    4,374,928

In order to present paid-in capital and accumulated net realized gains or losses on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the period ended December 31, 2007, the adjustments of each Fund were as follows:

                                                                     Undistributed          Undistributed
                                                                    Net Investment         Capital Gains/           Paid-in
                                                                     Income (Loss)      (Accumulated Losses)        Capital
                                                                   ----------------    ----------------------    ----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                $         --          $   (2,183,745)        $  2,183,745
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                (4,958)             (6,685,825)           6,690,783
First Trust IPOX-100 Index Fund                                               --              (2,944,257)           2,944,257
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                      19,001              (3,872,930)           3,853,929
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                   37,744              (3,561,366)           3,523,622
First Trust Amex(R) Biotechnology Index Fund                             302,002              (7,464,003)           7,162,001
First Trust Dow Jones Internet Index(SM) Fund                            231,090             (12,973,854)          12,742,764
First Trust DB Strategic Value Index Fund                                     --              (5,413,876)           5,413,876
First Trust Value Line(R) Equity Allocation Index Fund                        --              (1,033,752)           1,033,752
First Trust Value Line(R) Dividend Index Fund                            399,841             (61,254,336)          60,854,495
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                 1,364                (517,056)             515,692
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund         64,652              (5,003,152)           4,938,500
First Trust S&P REIT Index Fund                                               --                  15,732              (15,732)
First Trust ISE Water Index Fund                                              25                (299,879)             299,854
First Trust ISE-Revere Natural Gas Index Fund                                 --                (509,745)             509,745
First Trust ISE Chindia Index Fund                                        11,486              (4,022,696)           4,011,210
First Trust Value Line(R) 100 Exchange-Traded Fund                       497,794             (44,640,291)          44,142,497

E. Expenses
Expenses that are directly related to one of the Funds are charged directly to that Fund. General expenses of the Trust are allocated to all the Funds based upon the average net assets of each Fund. First Trust Advisors L.P. ("First Trust" or the "Advisor") has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2007


Fund                                                                     Licensor
First Trust Dow Jones Select MicroCap Index(SM) Fund                     Dow Jones & Company, Inc.
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund               Morningstar, Inc.
First Trust IPOX-100 Index Fund                                          IPOX Schuster LLC
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                     The NASDAQ Stock Market, Inc.
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                  The NASDAQ Stock Market, Inc.
First Trust Amex(R) Biotechnology Index Fund                             American Stock Exchange LLC
First Trust Dow Jones Internet Index(SM) Fund                            Dow Jones & Company, Inc.
First Trust DB Strategic Value Index Fund                                Deutsche Bank AG
First Trust Value Line(R) Equity Allocation Index Fund                   Value Line Publishing, Inc.(R)
First Trust Value Line(R) Dividend Index Fund                            Value Line Publishing, Inc.(R)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund               The NASDAQ Stock Market, Inc.
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund        The NASDAQ Stock Market, Inc. / Clean Edge, Inc.
First Trust S&P REIT Index Fund                                          Standard & Poor's
First Trust ISE Water Index Fund                                         International Securities Exchange, LLC
First Trust ISE-Revere Natural Gas Index Fund                            International Securities Exchange, LLC
First Trust ISE Chindia Index Fund                                       International Securities Exchange, LLC
First Trust Value Line(R) 100 Exchange-Traded Fund                       Value Line Publishing, Inc.(R)

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreements. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

F. Accounting Pronouncement
In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued by the FASB and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of SFAS 157 and its impact on the Funds' financial statements, if any, has not been determined.

          3. Investment Advisory Fee and Other Affiliated Transactions

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Funds pursuant to an Investment Management Agreement. First Trust is responsible for the selection and ongoing monitoring of the securities in the Funds' portfolios and certain other services necessary for the management of the Funds.

For these services, First Trust is entitled to a monthly fee calculated at the following annual rates:

                                                                             % of Average
                                                                           Daily Net Assets
                                                                        -----------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                             0.50%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                       0.30%
First Trust IPOX-100 Index Fund                                                  0.40%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                             0.40%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                          0.40%
First Trust Amex(R) Biotechnology Index Fund                                     0.40%
First Trust Dow Jones Internet Index(SM) Fund                                    0.40%
First Trust DB Strategic Value Index Fund                                        0.50%
First Trust Value Line(R) Equity Allocation Index Fund                           0.50%
First Trust Value Line(R) Dividend Index Fund                                    0.50%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                       0.40%
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund                0.40%
First Trust S&P REIT Index Fund                                                  0.30%
First Trust ISE Water Index Fund                                                 0.40%
First Trust ISE-Revere Natural Gas Index Fund                                    0.40%
First Trust ISE Chindia Index Fund                                               0.40%
First Trust Value Line(R) 100 Exchange-Traded Fund (1)                           0.50%

(1) Prior to June 18, 2007, First Trust was entitled to a monthly fee calculated at an annual rate of 0.65% of the Fund's average daily net assets for its investment advisory services to First Trust Value Line(R) 100 Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2007


The Trust and the Advisor have entered into an Excess Expense Agreement in which the Advisor has agreed to waive fees and/or reimburse the Funds to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceeded the percentage of average daily net assets per year (the "Expense Cap") as shown below:

                                                                              Expense Cap
                                                                              ------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                             0.60%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                       0.45%
First Trust IPOX-100 Index Fund                                                  0.60%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                             0.60%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                          0.60%
First Trust Amex(R) Biotechnology Index Fund                                     0.60%
First Trust Dow Jones Internet Index(SM) Fund                                    0.60%
First Trust DB Strategic Value Index Fund                                        0.65%
First Trust Value Line(R) Equity Allocation Index Fund                           0.70%
First Trust Value Line(R) Dividend Index Fund                                    0.70%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                       0.60%
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund                0.60%
First Trust S&P REIT Index Fund                                                  0.50%
First Trust ISE Water Index Fund                                                 0.60%
First Trust ISE-Revere Natural Gas Index Fund                                    0.60%
First Trust ISE Chindia Index Fund                                               0.60%
First Trust Value Line(R) 100 Exchange-Traded Fund                               0.70%

Each Fund's Expense Cap will be in effect for at least two years from its inception date, except that First Trust Dow Jones Select MicroCap Index(SM) Fund's Expense Cap was extended until May 15, 2008. Expenses borne by the Advisor are subject to reimbursement by the Funds up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap.

For the period ended December 31, 2007, the advisory fee waivers and reimbursements of expenses (in order to maintain the Expense Caps) were as follows:

                                                                             Advisory Fee               Expense
                                                                                Waivers             Reimbursements
                                                                          -------------------    --------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                        $      90,935          $     46,250
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                        199,880                    --
First Trust IPOX-100 Index Fund                                                    98,443                15,288
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                               86,008                    --
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                            75,489                    --
First Trust Amex(R) Biotechnology Index Fund                                       65,395                    --
First Trust Dow Jones Internet Index(SM) Fund                                      54,768                    --
First Trust DB Strategic Value Index Fund                                         172,875                    --
First Trust Value Line(R) Equity Allocation Index Fund                             75,067                23,311
First Trust Value Line(R) Dividend Index Fund                                     392,894                    --
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                         12,216                49,026
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund                  77,233                    --
First Trust S&P REIT Index Fund                                                     4,118               104,490
First Trust ISE Water Index Fund                                                   21,211                36,453
First Trust ISE-Revere Natural Gas Index Fund                                      13,470                45,852
First Trust ISE Chindia Index Fund                                                 61,221                    --
First Trust Value Line(R) 100 Exchange-Traded Fund                                132,258                    --

The Trust has multiple service agreements with The Bank of New York ("BNY"). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust's assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust. The Bank of New York is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2007


The Trust, on behalf of the Funds, has entered into an agreement with PFPC, Inc. ("PFPC"), whereby PFPC will provide certain administrative services for the Trust and the Funds in connection with the Board's meetings and other related matters.

Prior to June 18, 2007, PFPC, an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., served as First Trust Value Line(R) 100 Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., served as First Trust Value Line(R) 100 Fund's Custodian in accordance with certain fee arrangements.

Effective January 1, 2007, the Trustees approved a revised compensation plan. Under the revised plan, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Audit Committee Chairman is paid $5,000 annually, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Prior to January 1, 2007, the trusts paid each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates an annual retainer of $10,000, which included compensation for all board and committee meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and Valuation Committee will be paid $2,500 annually to serve in such capacities with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Also effective January 1, 2008, each committee chairman will serve two years before rotating to serve as a chairman of another committee.

                      4. Purchases and Sales of Securities

For the period ended December 31, 2007, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

                                                                                 Purchases                Sales
                                                                             -----------------      -----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                           $    2,026,281          $    6,452,305
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                          7,403,049              12,401,969
First Trust IPOX-100 Index Fund                                                     2,744,316               6,108,089
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                3,693,046               3,676,209
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                             2,432,152               4,566,339
First Trust Amex(R) Biotechnology Index Fund                                        8,022,538               5,649,685
First Trust Dow Jones Internet Index(SM) Fund                                       3,310,907               9,200,700
First Trust DB Strategic Value Index Fund                                           3,600,844               9,675,728
First Trust Value Line(R) Equity Allocation Index Fund                              6,295,765              14,835,215
First Trust Value Line(R) Dividend Index Fund                                      13,083,142              39,505,401
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                          1,100,767                 938,747
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund                   1,042,859               2,103,636
First Trust S&P REIT Index Fund                                                       551,945                 529,675
First Trust ISE Water Index Fund                                                      238,065                 945,332
First Trust ISE-Revere Natural Gas Index Fund                                         272,367               1,697,199
First Trust ISE Chindia Index Fund                                                    789,462              11,040,522
First Trust Value Line(R) 100 Exchange-Traded Fund                                263,804,022             348,820,775

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2007


For the period ended December 31, 2007, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

                                                                                 Purchases                Sales
                                                                             -----------------      -----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                           $   20,717,231          $   14,036,716
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                         66,643,391              59,946,504
First Trust IPOX-100 Index Fund                                                    22,897,265              15,897,966
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                               24,182,946              21,009,227
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                            20,846,783              24,389,689
First Trust Amex(R) Biotechnology Index Fund                                       88,117,651              46,556,875
First Trust Dow Jones Internet Index(SM) Fund                                      75,755,590              62,076,782
First Trust DB Strategic Value Index Fund                                         104,646,981              56,768,510
First Trust Value Line(R) Equity Allocation Index Fund                             25,770,324              23,095,306
First Trust Value Line(R) Dividend Index Fund                                     177,415,981             410,789,172
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                          8,099,473               6,390,899
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund                  57,096,680              15,342,993
First Trust S&P REIT Index Fund                                                     3,771,996               1,755,034
First Trust ISE Water Index Fund                                                   18,286,890               5,843,947
First Trust ISE-Revere Natural Gas Index Fund                                      16,731,803               4,571,186
First Trust ISE Chindia Index Fund                                                121,511,994              11,705,072
First Trust Value Line(R) 100 Exchange-Traded Fund                                223,867,759             256,358,692

As of December 31, 2007, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/depreciation on investments were as follows:

                                                                                          Net
                                                                                      Unrealized         Gross           Gross
                                                                                     Appreciation     Unrealized      Unrealized
                                                                        Cost        (Depreciation)   Appreciation   (Depreciation)
                                                                    -------------   --------------   ------------   --------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                $  19,471,014     $ (1,430,004)  $    982,571   $ (2,412,575)
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund             77,115,362      (12,609,479)     1,948,890    (14,558,369)
First Trust IPOX-100 Index Fund                                        24,721,096        1,958,507      3,765,255     (1,806,748)
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                   32,745,515       (1,743,296)     1,783,253     (3,526,549)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                25,517,832       (1,783,779)     1,230,556     (3,014,335)
First Trust Amex(R) Biotechnology Index Fund                           79,089,720       (6,269,136)     4,180,196    (10,449,332)
First Trust Dow Jones Internet Index(SM) Fund                          39,703,984       (3,579,723)     2,571,492     (6,151,215)
First Trust DB Strategic Value Index Fund                              63,317,964       (1,794,979)     2,221,119     (4,016,098)
First Trust Value Line(R) Equity Allocation Index Fund                 12,674,452          667,292      1,383,595       (716,303)
First Trust Value Line(R) Dividend Index Fund                         190,309,767      (10,114,015)     9,162,686    (19,276,701)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund              2,398,996         (226,358)        80,792       (307,150)
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund      45,542,378        5,269,569      7,166,577     (1,897,008)
First Trust S&P REIT Index Fund                                         2,116,638         (413,643)         4,490       (418,133)
First Trust ISE Water Index Fund                                       12,071,261          318,303        770,676       (452,373)
First Trust ISE-Revere Natural Gas Index Fund                          11,218,190           10,424        302,858       (292,434)
First Trust ISE Chindia Index Fund                                    102,479,765        1,612,014      6,594,380     (4,982,366)
First Trust Value Line(R) 100 Exchange-Traded Fund                    183,146,042       22,656,895     24,282,001     (1,625,106)

                                   5. Capital

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund times the number of Shares in a Creation Unit on the transaction date. Purchasers of Creation Units must pay a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2007


                   Number of
                   Securities                   Creation
               in a Creation Unit            Transaction Fee
             ----------------------        -------------------
                        1-100                      $500
                      101-200                    $1,000
                      201-300                    $1,500
                      301-400                    $2,000
                      401-500                    $2,500
                      501-600                    $3,000
                      601-700                    $3,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund times the number of Shares in a Creation Unit on the transaction date plus the fees described above and, if applicable, any transfer taxes.

Parties redeeming Creation Units must pay a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit according to the fee scheduled set forth below:

                   Number of
                   Securities                  Redemption
               in a Creation Unit            Transaction Fee
             ----------------------        -------------------
                        1-100                      $500
                      101-200                    $1,000
                      201-300                    $1,500
                      301-400                    $2,000
                      401-500                    $2,500
                      501-600                    $3,000
                      601-700                    $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. The Funds reserve the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, a Fund may, in its discretion reject any such request.

                               6. Indemnification

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Board of Trustees and Shareholders of First Trust Exchange-Traded Fund:

We have audited the accompanying statements of assets and liabilities of First Trust Exchange-Traded Fund, comprising First Trust Dow Jones Select MicroCapSM Index Fund, First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, First Trust IPOX-100 Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust Amex(R) Biotechnology Index Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust DB Strategic Value Index Fund, First Trust Value Line(R) Equity Allocation Index Fund, First Trust Value Line(R) Dividend Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund, First Trust S&P REIT Index Fund, First Trust ISE Water Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Chindia Index Fund and First Trust Value Line(R) 100 Exchange-Traded Fund (the "Funds"), including the portfolios of investments, as of December 31, 2007, and the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the Funds' custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Exchange-Traded Fund as of December 31, 2007, the results of their operations, changes in its net assets, and the financial highlights for the respective periods presented in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 20, 2008

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                          DECEMBER 31, 2007 (UNAUDITED)


                      Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2007 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               Portfolio Holdings

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available (1) by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                             Federal Tax Information

For the taxable year ended December 31, 2007, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                    Dividends Received Deduction
                                                                    ----------------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                          100%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                    100%
First Trust IPOX-100 Index Fund                                               100%
First Trust DB Strategic Value Index Fund                                     100%
First Trust Value Line(R) Equity Allocation Index Fund                         91%
First Trust Value Line(R) Dividend Index Fund                                 100%
First Trust ISE Water Index Fund                                              100%
First Trust ISE-Revere Natural Gas Index Fund                                 100%

For the taxable year ended December 31, 2007, the following percentages of income dividends paid by the Funds is hereby designated as qualified dividend income:

                                                                      Qualified Dividend Income
                                                                      -------------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                          100%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                    100%
First Trust IPOX-100 Index Fund                                               100%
First Trust DB Strategic Value Index Fund                                     100%
First Trust Value Line(R) Equity Allocation Index Fund                        100%
First Trust Value Line(R) Dividend Index Fund                                 100%
First Trust ISE Water Index Fund                                              100%
First Trust ISE-Revere Natural Gas Index Fund                                 100%
First Trust ISE Chindia Index Fund                                            100%

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                          DECEMBER 31, 2007 (UNAUDITED)


                              Licensing Information

Dow Jones, Dow Jones Internet Composite Index(SM) and Dow Jones Select MicroCap Index(SM) are trademarks of Dow Jones & Company, Inc. and have been licensed for use. The First Trust Dow Jones Select MicroCap Index(SM) Fund, based on the Dow Jones Select MicroCap Index(SM) and the First Trust Dow Jones Internet Index(SM) Fund based on the Dow Jones Internet Composite Index(SM) are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in the Funds.

Morningstar is a service mark of Morningstar, Inc. and has been licensed for use. The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

IPOX is a trademark of IPOX Schuster LLC. IPOX IPO Indexes and Derivatives (patent pending).

NASDAQ(R), NASDAQ-100, NASDAQ-100 Index(R), NASDAQ-100 Technology Sector Index(SM), NASDAQ-100 Equal-Weighted Index(SM), and NASDAQ-100 Ex-Tech Sector Index(SM), are trademarks of The NASDAQ Stock Market, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust Advisors L.P. The Funds have not been passed on by the Corporations as to their legality or suitability. The Funds are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUNDS.

NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The NASDAQ Stock Market, Inc. ("NASDAQ(R)") and Clean Edge, Inc. ("Clean Edge") respectively. NASDAQ(R) and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

The Amex(R) Biotechnology Index(SM) is a trademark of the American Stock Exchange LLC and is licensed for use by First Trust Advisors L.P. The Fund is not sponsored or endorsed by the American Stock Exchange LLC. American Stock Exchange LLC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. American Stock Exchange LLC has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. American Stock Exchange LLC is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund.

"Deutsche Bank" and "Deutsche Bank CROCI(R) US+ Index" are service marks of Deutsche Bank AG ("Deutsche Bank"). Deutsche Bank has no relationship to First Trust or the First Trust DB Strategic Value Index Fund, other than the licensing of the Index and its service marks for use in connection with the Fund.

"Value Line(R)", "Value Line(R) Equity Allocation Index", "Value Line(R) Dividend Index" and "Value Line(R) 100 Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Funds. The First Trust Value Line(R) Equity Allocation Index Fund based on the Value Line(R) Equity Allocation Index, the First Trust Value Line(R) Dividend Index Fund, based on the Value Line(R) Dividend Index and the First Trust Value Line(R) 100 Exchange-Traded Fund, based on the Value Line(R) 100 Index, are not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Funds.

Standard & Poor's(R), S&P(R) and S&P REIT Composite Index are registered trademarks of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Advisors L.P. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation, warranty or condition regarding the advisability of investing in the Fund.

"International Securities Exchange(TM)", "ISE(TM)", "ISE Water Index(TM)", "ISE ChIndia Index(TM)" and the ISE-Revere Natural Gas Index(TM)" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust Advisors L.P. Each Fund, based on its corresponding index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                          DECEMBER 31, 2007 (UNAUDITED)


                                 Privacy Policy

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We may collect nonpublic personal information about you from the following sources:

   o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

   o  Information about your transactions with us, our affiliates or others;

   o Information we receive from your inquiries by mail, e-mail or telephone; and

   o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

Information Collected

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

Disclosure of Information

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

   o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

   o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

Confidentiality and Security

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Policy Updates and Inquiries

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                          December 31, 2007 (Unaudited)


Each Fund's respective statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling (800) 988-5891.


                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                   THE FIRST TRUST        OTHER
                                     TERM OF OFFICE                                  FUND COMPLEX    TRUSTEESHIPS OR
 NAME, ADDRESS, DATE OF BIRTH AND    AND LENGTH OF       PRINCIPAL OCCUPATIONS       OVERSEEN BY      DIRECTORSHIPS
    POSITION(S) WITH THE TRUST          SERVICE           DURING PAST 5 YEARS          TRUSTEE       HELD BY TRUSTEE

                              INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee                          Physician; President,              58         None
c/o First Trust Advisors L.P.      o Indefinite Term  Wheaton Orthopedics;
1001 Warrenville Road                                 Co-owner and Co-Director
  Suite 300                        o 2 years, 6       (January 1996 to May
Lisle, IL 60532                      months served    2007), Sports Med Center
D.O.B.: 04/51                                         for Fitness; Limited
                                                      Partner, Gundersen Real
                                                      Estate Partnership;
                                                      Limited Partner, Sportsmed LLC

Thomas R. Kadlec, Trustee                             Senior Vice President and          58         None
c/o First Trust Advisors L.P.      o Indefinite Term  Chief Financial Officer
1001 Warrenville Road                                 (May 2007 to Present),
  Suite 300                        o 2 years, 6       Vice President and Chief
Lisle, IL 60532                      months served    Financial Officer (1990 to
D.O.B.: 11/57                                         May 2007), ADM Investor
                                                      Services, Inc. (Futures
                                                      Commission Merchant);
                                                      President (May 2005 to
                                                      Present), ADM Derivatives,
                                                      Inc.; Registered
                                                      Representative (2000 to
                                                      Present), Segerdahl &
                                                      Company, Inc., a FINRA
                                                      member (Broker-Dealer)

Robert F. Keith, Trustee                              President (2003 to                 58         None
c/o First Trust Advisors L.P.      o Indefinite Term  Present), Hibs Enterprises
1001 Warrenville Road                                 (Financial and Management
  Suite 300                        o 1 year, 6        Consulting); President
Lisle, IL 60532                      months served    (2001 to 2003), Aramark
D.O.B.: 11/56                                         Service Master Management;
                                                      President and Chief
                                                      Operating Officer (1998 to
                                                      2003), Service Master
                                                      Management Services

Niel B. Nielson, Trustee                              President (June 2002 to            58         Director of
c/o First Trust Advisors L.P.      o Indefinite Term  Present), Covenant College                    Covenant
1001 Warrenville Road                                                                               Transport Inc.
  Suite 300                        o 2 years, 6
Lisle, IL 60532                      months served
D.O.B.: 03/54

                               INTERESTED TRUSTEE
James A. Bowen(1), Trustee,                           President, First Trust             58         Trustee of
President, Chairman of the Board   o Indefinite Term  Advisors L.P. and First                       Wheaton College
and CEO                                               Trust Portfolios L.P.;
1001 Warrenville Road              o 2 years, 6       Chairman of the Board of
  Suite 300                          months served    Directors, BondWave LLC
Lisle, IL 60532                                       (Software Development
D.O.B.: 09/55                                         Company/Broker-Dealer) and
                                                      Stonebridge Advisors LLC
                                                      (Investment Advisor)

--------------------
1 Mr. Bowen is deemed an "interested person" of the Funds due to his position as President of First Trust Advisors L.P., investment advisor of the Funds.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                          DECEMBER 31, 2007 (UNAUDITED)


                                    OFFICERS

      NAME, ADDRESS                    POSITION AND OFFICES       TERM OF OFFICE AND        PRINCIPAL OCCUPATIONS
    AND DATE OF BIRTH                       WITH TRUST             LENGTH OF SERVICE         DURING PAST 5 YEARS

Mark R. Bradley                        Treasurer, Controller,    o Indefinite term     Chief Financial Officer,
1001 Warrenville Road,                 Chief Financial Officer                         First Trust Advisors L.P. and
  Suite 300                            and Chief Accounting      o 2 years, 6 months   First Trust Portfolios L.P.;
Lisle, IL 60532                        Officer                     served              Chief Financial Officer,
D.O.B.: 11/57                                                                          BondWave LLC (Software
                                                                                       Development Company/Broker-Dealer) and
                                                                                       Stonebridge Advisors LLC
                                                                                       (Investment Advisor)

Kelley A. Christensen                  Vice President            o Indefinite term     Assistant Vice President,
1001 Warrenville Road,                                                                 First Trust Advisors L.P. and
  Suite 300                                                      o 1 year served       First Trust Portfolios L.P.
Lisle, IL 60532
D.O.B.: 09/70

James M. Dykas                         Assistant Treasurer       o Indefinite term     Senior Vice President (April
1001 Warrenville Road,                                                                 2007 to Present), Vice
  Suite 300                                                      o 2 years served      President (January 2005 to
Lisle, IL 60532                                                                        April 2007), First Trust
D.O.B.: 01/66                                                                          Advisors L.P. and First Trust
                                                                                       Portfolios L.P.; Executive
                                                                                       Director (December 2002 to
                                                                                       January 2005), Vice President
                                                                                       (December 2000 to December
                                                                                       2002), Van Kampen Asset
                                                                                       Management and Morgan Stanley
                                                                                       Investment Management

W. Scott Jardine                       Secretary and Chief       o Indefinite term     General Counsel, First Trust
1001 Warrenville Road,                 Compliance Officer                              Advisors L.P. and First Trust
  Suite 300                                                      o 2 years, 6 months   Portfolios L.P.; Secretary,
Lisle, IL 60532                                                    served              BondWave LLC (Software
D.O.B.: 05/60                                                                          Development Company/Broker-Dealer)
                                                                                       and Stonebridge Advisors LLC
                                                                                       (Investment Advisor)

Daniel J. Lindquist                    Vice President            o Indefinite term     Senior Vice President
1001 Warrenville Road,                                                                 (September 2005 to Present),
  Suite 300                                                      o 2 years served      Vice President (April 2004 to
Lisle, IL 60532                                                                        September 2005), First Trust
D.O.B.: 02/70                                                                          Advisors L.P. and First Trust
                                                                                       Portfolios L.P.; Chief
                                                                                       Operating Officer (January
                                                                                       2004 to April 2004), Mina
                                                                                       Capital Management, LLC;
                                                                                       Chief Operating Officer
                                                                                       (April 2000 to January 2004),
                                                                                       Samaritan Asset Management
                                                                                       Services, Inc.

Kristi A. Maher                        Assistant Secretary       o Indefinite term     Deputy General Counsel (May
1001 Warrenville Road,                                                                 2007 to Present), Assistant
  Suite 300                                                      o 2 years, 6 months   General Counsel (March 2004
Lisle, IL 60532                                                    served              to May 2007), First Trust
D.O.B.: 12/66                                                                          Advisors L.P. and First Trust
                                                                                       Portfolios L.P.; Associate
                                                                                       (December 1995 to March
                                                                                       2004), Chapman and Cutler LLP

Roger F. Testin                        Vice President            o Indefinite term     Senior Vice President, First
1001 Warrenville Road,                                                                 Trust Advisors L. P. and
  Suite 300                                                      o 2 years, 6 months   First Trust Portfolios L.P.
Lisle, IL 60532                                                    served              (August 2001 to present);
D.O.B.: 06/66                                                                          Analyst (1998-2001), Dolan
                                                                                       Capital Management

Stan Ueland                            Assistant Vice President  o Indefinite term     Vice President (August 2005
1001 Warrenville Road,                                                                 to Present), First Trust
  Suite 300                                                      o 1 year served       Advisors L.P. and First Trust
Lisle, IL 60532                                                                        Portfolios L.P; Vice
D.O.B.: 11/70                                                                          President (May 2004 to August
                                                                                       2005), BondWave LLC (Software
                                                                                       Development Company/Broker-Dealer);
                                                                                       Account Executive (January
                                                                                       2003 to May 2004), Mina
                                                                                       Capital Management, LLC and
                                                                                       Samaritan Asset Management
                                                                                       Services, Inc.; Sales
                                                                                       Consultant (January 1997 to
                                                                                       January 2003), Oracle
                                                                                       Corporation


--------------------------------------------------------------------------------
RISK CONSIDERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

You should consider each Fund's investment objective, risks, charges and expenses carefully before investing. You can download each Fund's prospectus at http://www.ftportfolios.com or contact First Trust Portfolios L.P. at 1-800-621-1675 to request a prospectus, which contains this and other information about the particular Fund. Read it carefully before you invest. First Trust Portfolios L.P. is the distributor of the First Trust
Exchange-Traded Fund.

Risk Considerations:

Each Fund's shares will change in value, and you could lose money by investing in a Fund. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, the Fund.

Each of the Funds is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund may be concentrated in stocks of companies in an individual industry or sector if the Fund's corresponding index is concentrated in an individual industry or sector. You should be aware that an investment in a portfolio that is concentrated in an individual industry or sector involves additional risk, including limited diversification.

With the exception of First Trust DB Strategic Value Index Fund, First Trust Value Line(R) Dividend Index Fund, First Trust Value Line(R) Equity Allocation Index Fund and First Trust Value Line(R) 100 Exchange-Traded Fund, each Fund is considered to be non-diversified. As a result, those Funds are exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The First Trust Dow Jones Select MicroCap Index(SM) Fund invests in micro-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger, more established companies.

The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, the First Trust Amex(R) Biotechnology Index Fund and the First Trust Dow Jones Internet Index(SM) Fund invest in small-cap companies and are subject to additional risks, as the share prices of small-cap companies may be less liquid and are often more volatile than those of larger companies.

The First Trust Dow Jones Internet Index(SM) Fund invests in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations.

The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund and the First Trust Dow Jones Internet Index(SM) Fund invest in stocks of companies in the technology sector. You should be aware that an investment in a portfolio which invests in a particular sector involves additional risks, including limited diversification. The companies engaged in the technology sector are subject to fierce competition and high research and development costs, and their products and services may be subject to rapid obsolescence.

The First Trust Amex(R) Biotechnology Index Fund is concentrated in stocks of companies in the biotechnology sector. You should be aware that an investment in a portfolio which is concentrated in a particular sector involves additional risks, including limited diversification. The companies engaged in the biotechnology sector are subject to fierce competition, substantial research and development costs, governmental regulations and pricing constraints, and their products and services may be subject to rapid obsolescence.

The First Trust IPOX-100 Fund invests in companies that have recently conducted an initial public offering. The stocks of such companies are often subject to extreme price volatility and speculative trading.

The First Trust IPOX-100 Fund also invests in securities of companies in the financial services industry. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

--------------------------------------------------------------------------------
RISK CONSIDERATIONS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The First Trust IPOX-100 Fund also invests in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

The First Trust S&P REIT Index Fund invests in companies in the real estate industry, including real estate investment trusts ("REITS") and is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's stock price to decline), which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. Furthermore, increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly.

The First Trust Value Line(R) Equity Allocation Index Fund, the First Trust Value Line(R) Dividend Index Fund, the First Trust Value Line(R) 100 Exchange-Traded Fund, the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Index(SM) Fund, the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, the NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund, the First Trust IPOX-100 Index Fund, the First Trust ISE Water Index Fund, the First Trust ISE-Revere Natural Gas Index Fund, the First Trust ISE Chindia Index Fund and the First Trust S&P REIT Index Fund may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

The First Trust Value Line(R) 100 Exchange-Traded Fund, the First Trust ISE Water Index Fund, the First Trust ISE-Revere Natural Gas Index Fund and the First Trust ISE Chindia Index Fund invest in non-U.S. securities and such securities may be denominated in currencies other than the U.S. Dollar. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.

The NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund invests in renewable and alternative energy companies. You should be aware that share prices of renewable and alternative energy companies have been significantly more volatile than shares of companies operating in other more established industries and the securities included in the NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund may be subject to sharp price declines. This industry is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.

The First Trust ISE Water Index Fund invests in companies in the potable water and wastewater industries. You should be aware that adverse developments in these industries may significantly affect the value of the shares of the First Trust ISE Water Index Fund. Companies involved in the potable water and wastewater industries are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and conservation.

The First Trust ISE-Revere Natural Gas Index Fund invests in companies in the natural gas industry. You should be aware that one of the natural gas industry's primary risks is the competitive risk associated with the prices of alternative fuels, such as coal and oil. Additionally, the natural gas industry is sensitive to increased interest rates because of the industry's capital intensive nature. Furthermore, there are additional risks and hazards that are inherent in the natural gas industry that may cause the price of natural gas to widely fluctuate.

The First Trust ISE Chindia Index Fund invests in the securities of Chinese and Indian companies. You should be aware that investments in such companies are subject to additional risks, which are associated with possible adverse economic, political and social developments in those countries.




            NOT FDIC   INSURED NOT BANK GUARANTEED   MAY LOSE VALUE

[LOGO OMITTED]   FIRST TRUST
                 ADVISORS L.P.


FIRST TRUST EXCHANGE-TRADED FUND



INVESTMENT ADVISOR
First Trust Advisors L.P.
1001 Warrenville Road
Lisle, IL 60532

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York
101 Barclay Street
New York, NY 10286

BOARD ADMINISTRATOR
PFPC, Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603



Back Cover

Item 2. Code of Ethics.

         (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

         (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item's instructions.

         (d) The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
         (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as an audit committee financial experts serving on the registrant's audit committee and that each is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

         (a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $27,500 for 2006 and $289,250 for 2007.

         (b) Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2006 and $0 for 2007.

                Audit-Related Fees (Investment Adviser) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2006 and $0 for 2007.

         (c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant were $6,000 for 2006 and $39,675 for 2007. These fees were for tax preparation.

                Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the Registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant's adviser were $0 for 2006 and $0 for 2007.

         (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $3,652,19 for 2006 and $2,857.04 for 2007. These fees were for compliance consulting services.

                All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $32,610.50 for 2006 and $42,138 for 2007. These fees were for tax and compliance consulting.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.


         (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph
(c)(7)(i)(c) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

         The percentage of services described in each of paragraphs (b) through
         (d) for the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 0%

                           (c) 0%

                           (d) 33.93%

         (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

         (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2006 were $9,562.19 for the Registrant, $57,610.50 for the Registrant's investment adviser and $41,925 for the registrant's distributor and for 2007 were $42,532.04 for the Registrant, $49,138 Registrant's investment adviser and $6,800 for the Registrant's distributor.

         (h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.







Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

Item 6. Schedule of Investments.

Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    First Trust Exchange-Traded Fund
                -----------------------------------------------------


By: /s/ James A. Bowen
    -------------------------------
Name:    James A. Bowen

Title:   Chairman of the Board, President and Chief Executive Officer

Date:  February 26, 2008
      -----------------------------


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ James A. Bowen
    -------------------------------
Name:    James A. Bowen

Title:   Chairman of the Board, President and Chief Executive Officer

Date:  February 26, 2008
      -----------------------------



By: /s/ Mark R. Bradley
    -------------------------------
Name:    Mark R. Bradley

Title:   Treasurer, Controller, Chief Financial Officer and Chief
         Accounting Officer

Date:  February 26, 2008
      -----------------------------